As filed with the U.S. Securities and Exchange Commission on April 25, 2024
1933 Act File No. 033-31205
1940 Act File No. 811-05904

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 51	☒
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 51	☒

ELFUN GOVERNMENT MONEY MARKET FUND
(Exact Name of Registrant as Specified in Charter)

One Iron Street
Boston, Massachusetts 02210
(Address of Principal Executive Offices)
(617) 664-7037
(Registrant's Telephone Number)
Sean O’Malley, Esq.
Senior Vice President and General Counsel
c/o SSGA Funds Management, Inc.
One Iron Street
Boston, Massachusetts 02210
(Name and Address of Agent for Service)

Copies to:
Adam M. Schlichtmann, Esq.
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199-3600

It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to Rule 485, paragraph (b)
☒	on April 30, 2024 pursuant to Rule 485, paragraph (b)
☐	60 days after filing pursuant to Rule 485, paragraph (a)(1)
☐	on _________________ pursuant to Rule 485, paragraph (a)(1)
☐	75 days after filing pursuant to Rule 485, paragraph (a)(2)
☐	on _________________ pursuant to Rule 485, paragraph (a)(2)
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
April 30, 2024
Elfun Funds
Equity Funds
Elfun International Equity Fund (EGLBX)
Elfun Trusts (ELFNX)
Income Funds
Elfun Income Fund (EINFX)
Elfun Tax-Exempt Income Fund (ELFTX)
Asset Allocation Fund
Elfun Diversified Fund (ELDFX)
Money Market Fund
Elfun Government Money Market Fund (ELMXX)
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
An investment in any of the Funds offered by this Prospectus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
None of State Street Corporation, State Street Bank and Trust Company, State Street Global Advisors, SSGA Funds Management, Inc. or their affiliates (“State Street Entities”) guarantee the value of your investment in the Elfun Government Money Market Fund at $1.00 per share. Investors in the Elfun Government Money Market Fund should have no expectation of capital support to the Fund from State Street Entities.

TABLE OF CONTENTS

Fund Summaries	1
Elfun International Equity Fund	1
Elfun Trusts	8
Elfun Income Fund	14
Elfun Tax-Exempt Income Fund	21
Elfun Diversified Fund	26
Elfun Government Money Market Fund	37
Fund Objectives, Strategies and Risks	42
Elfun International Equity Fund	42
Elfun Trusts	42
Elfun Income Fund	43
Elfun Tax-Exempt Income Fund	44
Elfun Diversified Fund	45
Elfun Government Money Market Fund	47
Additional Information About Risks	48
Additional Information About the Funds' Non-Principal Risks	65
Portfolio Holdings Disclosure	67
Management and organization	68
Investment Adviser	68
Other Fund Services	71
Shareholder Information	72
Determination of Net Asset Value	72
Dividends, Distributions and Tax Considerations	81
Tax Considerations	81
Financial Highlights	84

Elfun International
Equity Fund
Ticker Symbol: EGLBX

Fund Summary
Investment Objective
Elfun International Equity Fund (the “Fund”) seeks long-term growth of capital and future income by investing principally in foreign securities consistent with prudent investment management and the preservation of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.21%
Distribution and Shareholder Service (12b-1) Fees	N/A
Other Expenses[1]	0.23%
Total Annual Fund Operating Expenses[1]	0.44%
1
The Fund's “Other Expenses” and “Total Annual Fund Operating Expenses” have been restated to reflect current fees. Amounts do not reflect non-recurring expenses incurred during the prior fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$45	$141	$246	$555
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks.
The Fund invests primarily (generally at least 65% of its net assets) in companies located in both developed and emerging market countries outside the U.S. The Fund considers an issuer to be located outside the U.S. if at least 50% of its revenues or profits are from business activities located outside the U.S., at least 50% of its assets are located outside the U.S. or the principal trading market for its securities is located outside the U.S. SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, focuses on companies whose security prices it believes do not fully reflect their potential for growth. An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the MSCI® Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern

Elfun International
Equity Fund
Ticker Symbol: EGLBX

Fund Summary
Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa. Under normal circumstances, the Fund's assets are invested in securities of foreign (non-U.S.) companies representing at least three different countries, and at times a significant amount of the Fund's assets may be invested in a single country or region.
In seeking to achieve the Fund's investment objective with respect to future income, the Adviser will also consider companies that have the potential to pay dividends in the future.
The Adviser seeks to identify securities of companies that they believe have desirable characteristics for the Fund such as:
•
low valuation relative to long term growth potential;
•
potential for improvement in the company's business;
•
appropriate capital structures;
•
sufficient liquidity; and/or
•
primarily large or medium capitalization (meaning companies with market capitalizations of $2 billion or more).
The Adviser may consider selling a security when one of these characteristics no longer applies, when valuation becomes excessive, or when more attractive alternatives are identified.
In addition to common stocks and preferred stocks, equity securities may include other securities convertible into common stock or rights and warrants.
The Fund also may invest up to 20% of its assets in debt securities. The Fund is subject to no limitation with respect to the credit quality or maturities of the debt instruments in which it may invest. The Adviser may also use various types of derivative instruments (such as options, futures, options on futures and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
The Fund may also invest in depositary receipts, repurchase agreements, when-issued and delayed delivery securities, mortgage-related securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by applicable law (including those advised by the Adviser). The Fund also may lend its securities.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund may not achieve its investment objective. The Fund is subject to the following principal risks. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

Elfun International
Equity Fund
Ticker Symbol: EGLBX

Fund Summary
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives con

Elfun International
Equity Fund
Ticker Symbol: EGLBX

Fund Summary
tract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, less stringent investor protection and disclosure standards, less developed public health systems, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Hedging Risk: The success of the Fund's hedging strategies will depend, in part, upon the Adviser's ability to assess correctly the degree of correlation between the performance of the instruments used in a hedging strategy and the performance of the investments being hedged. There is no guarantee that any hedging strategy used by the Fund will be successful in hedging the subject risks. It is possible that the Fund will lose money on a hedging transaction and on the asset of the Fund that was the subject of the hedge. Hedging transactions may have the effect of creating investment leverage in the Fund.
Information Technology Sector Risk: Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.

Elfun International
Equity Fund
Ticker Symbol: EGLBX

Fund Summary
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Preferred Securities Risk: Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Dividend payments on a preferred security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred securities at any time. In the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred securities held by the Fund are likely to decline. Therefore, to the extent that the Fund invests a substantial portion of its assets in fixed rate preferred securities, rising interest rates may cause the value of the Fund's investments to decline significantly. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in the Fund's yield.
Small-, Mid- and Micro- Capitalization Securities Risk: The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the

Elfun International
Equity Fund
Ticker Symbol: EGLBX

Fund Summary
Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods indicated compared with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-242-0134 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 17.92% (Q2, 2020)
Lowest Quarterly Return: -22.03% (Q1, 2020)
Average Annual Total Returns (for periods ended 12/31/23)
	One Year	Five Years	Ten Years	Inception Date
Elfun International Equity Fund				1/1/1988
Return Before Taxes	20.35%	10.18%	4.33%
Return After Taxes on Distributions	19.85%	9.33%	3.64%
Return After Taxes on Distributions and Sale of Fund Shares	12.49%	8.17%	3.37%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	18.24%	8.16%	4.28%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown above, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
The professional primarily responsible for the day-to-day management of the Fund is Michael Solecki, who has served as a portfolio manager of the Fund since 1999.
Michael Solecki, CFA, is a Senior Managing Director of the Adviser, Portfolio Manager and the Chief Investment Officer for Fundamental Equity. He joined the Adviser in 2016 through the acquisition of GE Asset Management Incorporated (“GEAM”) by the ultimate parent company of State Street Global Advisors (“SSGA”).
Purchase and Sale of Fund Shares
Purchase Minimums
The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
	By mail	By wire/ACH	Automatic
Initial Investment	$500	$500	$25

Elfun International
Equity Fund
Ticker Symbol: EGLBX

Fund Summary
There is no minimum for subsequent investments. You may purchase shares of the Fund by mail, bank wire, electronic funds transfer, via the Fund's website, or by telephone after you have opened an account with the Fund. You may obtain an account application from the Fund by calling 1-800-242-0134 or from the Fund's website at www.ssga.com.
You may sell (redeem) all or part of your Fund shares on any business day through the following options:
By Mail:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
By Overnight:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
•
Calling us at (800)-242-0134; or
•
By accessing the Elfun Funds' website at www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Elfun Trusts
Ticker Symbol: ELFNX

Fund Summary
Investment Objective
Elfun Trusts (the “Fund”) seeks long-term growth of capital and future income rather than current income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.14%
Distribution and Shareholder Service (12b-1) Fees	N/A
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.18%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$18	$58	$101	$230
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objectives by investing in equity securities of U.S. companies. The Fund considers a company to be a U.S. company if it generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S. or has the principal trading market for its securities in the U.S. The Fund also may invest, generally to a lesser extent, in securities of foreign (non-U.S.) issuers, including securities of issuers located in emerging markets.
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, selects equity securities from a number of industries based on the merits of individual companies. In seeking to achieve the Fund's investment objective with respect to future income, the Adviser will also consider companies that have the potential to pay dividends in the future. While the Fund may invest in companies of any market capitalization, it expects to primarily invest in large capitalization companies. The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time.
The Adviser seeks to identify securities of issuers that they believe have desirable characteristics for the Fund such as:
•
above-average annual growth rates;

Elfun Trusts
Ticker Symbol: ELFNX

Fund Summary
•
appropriate capital structures;
•
leadership in their respective industries; and/or
•
high quality management focused on generating shareholder value.
The Adviser may consider selling a security when one of these characteristics no longer applies, when valuation has become excessive, or when more attractive alternatives are identified.
Equity securities may include common stocks, preferred stocks, other securities convertible into common stock or rights and warrants. Equity securities held by the Fund may be denominated in non-U.S. currencies and may be held outside the United States.
The Fund may invest to a lesser extent in debt securities. The Fund is permitted to invest up to 5% of its total assets (including any borrowings) in high yield securities (also known as below investment-grade bonds or “junk bonds”). The Fund is subject to no limitation with respect to the maturities of the debt instruments in which it may invest. The Adviser may also use various types of derivative instruments (such as options, futures and options on futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling securities.
The Fund may invest in depositary receipts, repurchase agreements, when-issued and delayed delivery securities, mortgage-related securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by applicable law (including those advised by SSGA FM). The Fund also may lend its securities.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Elfun Trusts
Ticker Symbol: ELFNX

Fund Summary
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, less stringent investor protection and disclosure standards, less developed public health systems, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Hedging Risk: The success of the Fund's hedging strategies will depend, in part, upon the Adviser's ability to assess correctly the degree of correlation between the performance of the instruments used in a hedging strategy and the performance of the investments being hedged. There is no guarantee that any hedging strategy used by the

Elfun Trusts
Ticker Symbol: ELFNX

Fund Summary
Fund will be successful in hedging the subject risks. It is possible that the Fund will lose money on a hedging transaction and on the asset of the Fund that was the subject of the hedge. Hedging transactions may have the effect of creating investment leverage in the Fund.
Information Technology Sector Risk: Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Preferred Securities Risk: Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Dividend payments on a preferred security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred securities at any time. In the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred securities held by the Fund are likely to decline. Therefore, to the extent that the Fund invests a substantial portion of its assets in fixed rate preferred securities, rising interest rates may cause the value of the Fund's investments to decline significantly. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive

Elfun Trusts
Ticker Symbol: ELFNX

Fund Summary
to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in the Fund's yield.
Small-, Mid- and Micro Capitalization Securities Risk: The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods indicated compared with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-242-0134 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 22.90% (Q2, 2020)
Lowest Quarterly Return: -16.96% (Q1, 2020)
Average Annual Total Returns (for periods ended 12/31/23)
	One Year	Five Years	Ten Years	Inception Date
Elfun Trusts				5/27/1935
Return Before Taxes	34.49%	17.82%	12.89%
Return After Taxes on Distributions	33.48%	15.62%	10.32%
Return After Taxes on Distributions and Sale of Fund Shares	20.96%	14.04%	9.71%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown above, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.

Elfun Trusts
Ticker Symbol: ELFNX

Fund Summary
The professionals primarily responsible for the day-to-day management of the Fund are William Sandow and Chris Sierakowski. They have served as portfolio managers on the Fund since 2019.
William Sandow is a Vice President of the Adviser and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. He joined the Adviser in 2016 through the acquisition of GE Asset Management Incorporated (“GEAM”) by the ultimate parent company of State Street Global Advisors (“SSGA”).
Chris Sierakowski, CFA, is a Managing Director of the Adviser and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. He joined the Adviser in 2016 through the acquisition of GEAM by the ultimate parent company of SSGA.
Purchase and Sale of Fund Shares
Purchase Minimums
The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
	By mail	By wire/ACH	Automatic
Initial Investment	$500	$500	$25
There is no minimum for subsequent investments. You may purchase shares of the Fund by mail, bank wire, electronic funds transfer, via the Fund's website, or by telephone after you have opened an account with the Fund. You may obtain an account application from the Fund by calling 1-800-242-0134 or from the Fund's website at www.ssga.com.
You may sell (redeem) all or part of your Fund shares on any business day through the following options:
By Mail:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
By Overnight:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
•
Calling us at (800)-242-0134; or
•
By accessing the Elfun Funds' website at www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Elfun Income Fund
Ticker Symbol: EINFX

Fund Summary
Investment Objective
Elfun Income Fund (the “Fund”) seeks a high level of income consistent with prudent investment management and the preservation of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.17%
Distribution and Shareholder Service (12b-1) Fees	N/A
Other Expenses	0.17%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.35%
Less Fee Waivers and/or Expense Reimbursements[1]	(0.01)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.34%
1
The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until April 30, 2025 to waive its management fee and/or reimburse certain expenses for the Fund, in an amount equal to any acquired fund fees and expenses (“AFFEs”), excluding AFFEs derived from the Fund's holdings in acquired funds for cash management purpose, if any. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to April 30, 2025 except with approval of the Fund's Board ofTrustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$35	$111	$196	$442
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities.

Elfun Income Fund
Ticker Symbol: EINFX

Fund Summary
The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average effective maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest. U.S. Government securities are securities that are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (“Ginnie Mae”). Other U.S. Government securities are neither issued by nor guaranteed by the full faith and credit of the U.S. Government, including those issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury.
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, seeks to identify debt securities that they believe have desirable characteristics for the Fund such as:
•
attractive yields and prices;
•
the potential for capital appreciation; and/or
•
reasonable credit quality.
The Adviser may consider selling a security when one of these characteristics no longer applies, when valuation becomes excessive, or when more attractive alternatives are identified.
The Fund also may invest up to 20% of its net assets in high yield securities (also known as “junk bonds”) and, to a lesser extent, in asset-backed securities, in foreign (including emerging markets) debt securities and equity securities. The Fund may also invest in exchange-traded products (“ETPs”) that provide exposure to such investments, including ETPs that pay fees to the Adviser and its affiliates for management, marketing or other services. High yield securities are those rated BB+ through B- by S&P Global Ratings (“S&P”) or Ba1 through B3 by Moody's Investor Services, Inc. (“Moody's”) or below or of similar quality. An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the MSCI® Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.
The Adviser may also use various types of derivative instruments (such as options, futures, options on futures, forward contracts, interest-only swaps, interest rate swaps, index swaps, credit default swaps and structured and indexed securities) to manage yield, duration (a measure of a bond price's sensitivity to a given change in interest rates) and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments.
The Fund may also invest in repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, municipal obligations, floating rate and variable rate instruments, zero-coupon obligations, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by applicable law (including those advised by the Adviser). The Fund also may lend its securities and may engage in active and frequent trading of its portfolio securities.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.

Elfun Income Fund
Ticker Symbol: EINFX

Fund Summary
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the

Elfun Income Fund
Ticker Symbol: EINFX

Fund Summary
Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, less stringent investor protection and disclosure standards, less developed public health systems, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Elfun Income Fund
Ticker Symbol: EINFX

Fund Summary
Hedging Risk: The success of the Fund's hedging strategies will depend, in part, upon the Adviser's ability to assess correctly the degree of correlation between the performance of the instruments used in a hedging strategy and the performance of the investments being hedged. There is no guarantee that any hedging strategy used by the Fund will be successful in hedging the subject risks. It is possible that the Fund will lose money on a hedging transaction and on the asset of the Fund that was the subject of the hedge. Hedging transactions may have the effect of creating investment leverage in the Fund.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Rapid Changes in Interest Rates Risk: Rapid changes in interest rates may cause significant requests to redeem Fund Shares, and possibly cause the Fund to sell portfolio securities at a loss to satisfy those requests.
Real Estate Sector Risk: An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Risk of Investment in Other Pools: If the Fund invests in another pooled investment vehicle (e.g., a mutual fund or exchange-traded fund), it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.

Elfun Income Fund
Ticker Symbol: EINFX

Fund Summary
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods indicated compared with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-242-0134 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 7.66% (Q4, 2023)
Lowest Quarterly Return: -6.30% (Q1, 2022)
Average Annual Total Returns (for periods ended 12/31/23)
	One Year	Five Years	Ten Years	Inception Date
Elfun Income Fund				12/31/1984
Return Before Taxes	5.78%	1.36%	1.92%
Return After Taxes on Distributions	4.17%	-0.08%	0.59%
Return After Taxes on Distributions and Sale of Fund Shares	3.39%	0.47%	0.91%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown above, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.

Elfun Income Fund
Ticker Symbol: EINFX

Fund Summary
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
The professionals primarily responsible for the day-to-day management of the Fund are Matthew Nest and James Palmieri. They have served as portfolio managers of the Fund since 2018 and 2019, respectively.
Matthew Nest, CFA, is a Managing Director of the Adviser and the Global Head of Active Fixed Income. He joined the Adviser in 2016.
James Palmieri, CFA, is a Managing Director of the Adviser, a Senior Portfolio Manager, and Head of Structured Credit for the Fundamental Active Fixed Income Team. He joined the Adviser in 2016 through the acquisition of GE Asset Management Incorporated (“GEAM”) by the ultimate parent company of State Street Global Advisors (“SSGA”).
Purchase and Sale of Fund Shares
Purchase Minimums
The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
	By mail	By wire/ACH	Automatic
Initial Investment	$500	$500	$25
There is no minimum for subsequent investments. You may purchase shares of the Fund by mail, bank wire, electronic funds transfer, via the Fund's website, or by telephone after you have opened an account with the Fund. You may obtain an account application from the Fund by calling 1-800-242-0134 or from the Fund's website at www.ssga.com.
You may sell (redeem) all or part of your Fund shares on any business day through the following options:
By Mail:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
By Overnight:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
•
Calling us at (800)-242-0134; or
•
By accessing the Elfun Funds' website at www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Elfun Tax-Exempt
Income Fund
Ticker Symbol: ELFTX

Fund Summary
Investment Objective
Elfun Tax-Exempt Income Fund (the “Fund”) seeks as high a level of current interest income exempt from federal income taxation as is available from a concentration of investments in municipal bonds consistent with prudent investment management and the preservation of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.16%
Distribution and Shareholder Service (12b-1) Fees	N/A
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.21%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$22	$68	$118	$268
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in investment-grade municipal obligations. Under normal circumstances, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, manages the Fund so that at least 80% of the Fund's income is exempt from both regular federal income taxes and the federal alternative minimum tax.
The Adviser seeks to identify debt securities that they believe have desirable characteristics for the Fund such as:
•
attractive yields and prices;
•
the potential for income generation;
•
the potential for capital appreciation; and/or
•
reasonable credit quality.

Elfun Tax-Exempt
Income Fund
Ticker Symbol: ELFTX

Fund Summary
The Adviser may consider selling a security when one of these characteristics no longer applies, when valuation becomes excessive, or when more attractive alternatives are identified.
The Fund generally will have an effective duration of 75% to 125% of the duration of the Bloomberg U.S. Municipal Bond Index. As of February 29, 2024, the effective duration of the Bloomberg U.S. Municipal Bond Index was 6.09 years. Duration is a measure of a bond price's sensitivity to a given change in interest rates.
The Fund also may invest to a lesser extent in tax-free or taxable money market instruments and may hold cash. The Fund also may invest up to 10% of its net assets in high yield securities (also known as below investment-grade bonds or “junk bonds”). The Fund considers a bond to be “high yield” if the middle rating of Fitch Ratings, Inc. (“Fitch”), Moody's Investor Services, Inc. (“Moody's”) and S&P Global Ratings (“S&P”) (each, an “NRSRO”) is below investment-grade. If fewer than three of these NRSROs have rated the bond, the Fund will consider the bond to be “high yield” if it is rated below investment-grade by at least one of these NRSROs, or if unrated, determined to be of comparable quality by the Adviser.
The Adviser may also use various types of derivative instruments (such as options, futures and options on futures) to manage yield, duration and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments.
The Fund may also invest in repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, municipal obligations, floating rate and variable rate instruments, zero-coupon obligations, mortgage-related securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies (including those advised by the Adviser), including exchange-traded funds (“ETFs”), to the extent permitted by applicable law. The Fund also may lend its securities.
The Bloomberg U.S. Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund may not achieve its investment objective. The Fund is subject to the following principal risks. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's

Elfun Tax-Exempt
Income Fund
Ticker Symbol: ELFTX

Fund Summary
yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Tax-Exempt Securities Risk: The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund's ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund's investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Municipal Obligations Risk: Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations may be adversely affected by local political and economic conditions and developments. In addition, the values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund's ability to sell its municipal obligations at attractive prices, particularly in stressed market conditions. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in U.S. federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal

Elfun Tax-Exempt
Income Fund
Ticker Symbol: ELFTX

Fund Summary
obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods indicated compared with that of (i) a broad measure of market performance and (ii) an additional index that SSGA FM believes more closely reflects the market segment(s) in which the Fund invests. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-242-0134 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 6.84% (Q4, 2023)
Lowest Quarterly Return: -5.78% (Q1, 2022)
Average Annual Total Returns (for periods ended 12/31/23)
	One Year	Five Years	Ten Years	Inception Date
Elfun Tax-Exempt Income Fund				1/1/1980
Return Before Taxes	5.31%	1.88%	2.82%
Return After Taxes on Distributions	3.65%	1.55%	2.46%
Return After Taxes on Distributions and Sale of Fund Shares	3.11%	1.98%	2.72%
Bloomberg U.S. Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.40%	2.25%	3.03%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown above, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.

Elfun Tax-Exempt
Income Fund
Ticker Symbol: ELFTX

Fund Summary
The professionals primarily responsible for the day-to-day management of the Fund are Arthur Aaronson and Stella DeLucia. They have served as portfolio managers of the Fund since 2019.
Arthur Aaronson, CPA, is a Vice President of the Adviser and a Portfolio Manager in the Global Fixed Income Solutions group focusing on Tax Exempt and Taxable Municipal securities. He joined the Adviser in 2016 through the acquisition of GE Asset Management Incorporated (“GEAM”) by the ultimate parent company of State Street Global Advisors (“SSGA”).
Stella DeLucia is a Managing Director of the Adviser and a Senior Portfolio Manager in the Fixed Income Insurance Team. She joined the Adviser in 2016 through the acquisition of GEAM by the ultimate parent company of SSGA.
Purchase and Sale of Fund Shares
Purchase Minimums
The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
	By mail	By wire/ACH	Automatic
Initial Investment	$500	$500	$25
There is no minimum for subsequent investments. You may purchase shares of the Fund by mail, bank wire, electronic funds transfer, via the Fund's website, or by telephone after you have opened an account with the Fund. You may obtain an account application from the Fund by calling 1-800-242-0134 or from the Fund's website at www.ssga.com.
You may sell (redeem) all or part of your Fund shares on any business day through the following options:
By Mail:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
By Overnight:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
•
Calling us at (800)-242-0134; or
•
By accessing the Elfun Funds' website at www.ssga.com.
Tax Information
The Fund intends to distribute income that is exempt from U.S. federal income tax and the U.S. federal alternative minimum tax. However, a portion of the Fund's distributions may be subject to federal income tax or to federal alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Elfun Diversified Fund
Ticker Symbol: ELDFX

Fund Summary
Investment Objective
Elfun Diversified Fund (the “Fund”) seeks the highest total return consistent with prudent investment management and the preservation of capital (total return includes both income and capital appreciation).
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.17%
Distribution and Shareholder Service (12b-1) Fees	N/A
Other Expenses	0.17%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.36%
Less Fee Waivers and/or Expense Reimbursements[1]	(0.02)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.34%
1
The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until April 30, 2025 to waive its management fee and/or reimburse certain expenses for the Fund, in an amount equal to any acquired fund fees and expenses (“AFFEs”), excluding AFFEs derived from the Fund's holdings in acquired funds for cash management purpose, if any. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to April 30, 2025 except with approval of the Fund's Board ofTrustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$35	$114	$200	$454
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

Elfun Diversified Fund
Ticker Symbol: ELDFX

Fund Summary
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund invests in equity securities, such as common and preferred stocks, principally for their capital appreciation potential, and investment-grade debt securities principally for their income potential. The Fund holds cash principally for the preservation of capital, income potential or maintenance of liquidity.
The Fund's investments in U.S. equity securities (also referred to as domestic equity investments) are achieved primarily through a “passive” or “indexing” investment approach of investing all or substantially all of its assets allocated to domestic equity investments directly in the securities that constitute the S&P 500® Index (the “S&P 500”). The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from a number of sectors and that measures the performance of the large-cap sector of the U.S. equities market. As of February 29, 2024, a significant portion of the S&P 500 comprised companies in the information technology, health care and financials sectors, although this may change from time to time. Using the Fund's U.S. equity allocation, the Fund generally intends to invest in all stocks comprising the S&P 500 in approximate proportion to their weightings in the index. However, under various circumstances, it may not be possible or practicable to purchase all stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the S&P 500 in proportions expected by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, to match generally, before fees and expenses, the performance of the S&P 500 as a whole.
The Fund's investments in foreign equity securities (non-U.S. equity investments) will be achieved primarily through a passive investment approach of investing all or substantially all of its assets allocated to foreign equity investments in the State Street Global All Cap Equity ex-U.S. Index Portfolio (the “Global All Cap Equity ex-U.S. Portfolio” or the “Portfolio”), a mutual fund advised by SSGA FM. The Global All Cap Equity ex-U.S. Portfolio is an “index” fund that seeks to track, before fees and expenses, the total return performance of the MSCI ACWI ex USA Investable Market Index (the “MSCI Index”) over the long term. The MSCI Index is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of securities, across all market capitalizations, in developed and emerging market countries excluding the United States. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the MSCI Index. Countries covered in the MSCI Index have historically included, among others, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Kuwait, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates and the United Kingdom. It is not possible to invest directly in the MSCI Index. As of February 29, 2024, a significant portion of the MSCI Index comprised companies in the financial sector, although this may change from time to time. As of February 29, 2024, a significant portion of the MSCI Index comprised companies located in Japan and the United Kingdom and a significant portion of the MSCI Index's constituents are denominated in the Euro and Yen, although this may change from time to time. The Fund may also invest all or a portion of its non-U.S. equity allocation in all stocks comprising the MSCI Index in approximate proportion to their weightings in the index. However, under various circumstances, it may not be possible or practicable to purchase all stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the MSCI Index in proportions expected by SSGA FM to match generally the performance of the MSCI Index as a whole.
As of February 29, 2024, approximately 44.68% of the Fund's total assets were allocated to domestic equity investments, and approximately 22.58% of the Fund's total assets were allocated to foreign equity investments. The Fund's allocations to domestic and foreign equity investments, debt securities and cash are actively managed and the percentage allocations stated as of February 29, 2024 may change from time to time. From time to time stocks are added to or removed from the S&P 500 or MSCI Index. The Fund may sell securities that are represented in the S&P 500 or MSCI Index, or purchase securities that are not yet represented in an index, in anticipation of their removal from or addition to an index.
The Fund may also, to the extent permitted by applicable law, invest in shares of one or more mutual funds (including funds advised by the Adviser) whose investment objectives and policies enable the Fund to gain investment exposure to the S&P 500 or MSCI Index.

Elfun Diversified Fund
Ticker Symbol: ELDFX

Fund Summary
The Fund will not incur additional management or advisory fees as a result of investing in the Global All Cap Equity ex-U.S. Portfolio because it does not charge a management fee to its investors. However, the Fund will indirectly incur its share of the Global All Cap Equity ex-U.S. Portfolio's operating expenses.
When selecting debt securities, the Adviser primarily uses active security selection to choose securities based on the perceived merits of individual issuers, although portfolio managers of different asset classes or strategies may place different emphasis on the various characteristics of a company (as identified below) during the selection process. The Adviser seeks to identify debt securities that they believe have desirable characteristics for the Fund such as:
•
attractive yields and prices;
•
the potential for capital appreciation; and/or
•
reasonable credit quality (typically investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments).
The Adviser may consider selling a security when one of these characteristics no longer applies, when valuation becomes excessive, or when more attractive alternatives are identified.
The portion of the Fund invested in debt securities normally has a weighted average effective maturity of approximately five to ten years, but the Fund is subject to no limitation with respect to the maturities of the instruments in which it may invest.
The Adviser may also use various types of derivative instruments (such as options, interest rate futures, interest-only swaps, interest rate swaps, index swaps and credit default swaps) to gain or hedge exposure to certain types of securities or asset classes (such as securities of small capitalization companies) as an alternative to investing directly in or selling such securities or asset classes, or to manage currency exposure, yield, interest rate exposure (also known as duration) and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments. The Fund may hedge a portion of its foreign currency risk but is not required to do so. The Fund may also invest to a lesser extent in high yield securities (also known as below investment-grade bonds or “junk bonds”), equity and debt securities of companies or governments that are located in emerging market countries, and exchange traded funds to gain exposure to securities, including those of U.S. issuers. The Fund is permitted to invest up to 20% of its total assets (including any borrowings) in high yield securities. The Fund may invest in exchange-traded products (“ETPs”), including ETPs that pay fees to the Adviser and its affiliates for management, marketing or other services, that provide exposure to high yield securities, securities of issuers that are principally engaged in or related to the real estate industry, and to securities of issuers in emerging markets.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs. Except as otherwise stated, references in this section to “the Fund” may relate to the Fund, the Portfolio, or both. The risks described below may arise out of the Fund's direct investments or the Fund's investments in the Portfolio.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely

Elfun Diversified Fund
Ticker Symbol: ELDFX

Fund Summary
affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Information Technology Sector Risk: Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the S&P 500 or MSCI Index or of the actual securities comprising the S&P 500 or MSCI Index. This differs from an

Elfun Diversified Fund
Ticker Symbol: ELDFX

Fund Summary
actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the S&P 500 or MSCI Index will affect the performance, volatility, and risk of the S&P 500 or MSCI Index and, consequently, the performance, volatility, and risk of the Fund. While the Adviser seeks to track the performance of the S&P 500 or MSCI Index (i.e., achieve a high degree of correlation with the S&P 500 or MSCI Index), the Fund's return may not match the return of the S&P 500 or MSCI Index. The Fund incurs a number of operating expenses not applicable to the S&P 500 or MSCI Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the S&P 500 or MSCI Index return by investing in fewer than all of the securities in the S&P 500 or MSCI Index, or in some securities not included in the S&P 500 or MSCI Index, potentially increasing the risk of divergence between the Fund's return and that of the S&P 500 or MSCI Index.
Asset Allocation Risk: The Fund's investment performance depends upon the successful allocation by the Adviser of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Adviser's allocation techniques and decisions will produce the desired results.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Hedging Risk: If the Fund enters into currency hedging transactions, any loss generated by those transactions generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the hedging transaction and the risk sought to be hedged. There can be no assurance that the Fund's hedging transactions will be effective.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives con

Elfun Diversified Fund
Ticker Symbol: ELDFX

Fund Summary
tract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, less stringent investor protection and disclosure standards, less developed public health systems, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Geographic Focus Risk: The performance of a fund that invests significantly in one or more countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a fund that does not invest significantly in such countries or regions.
Europe: Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (“EU”). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the euro and/or withdraw from the EU. For example, on January 31, 2020, the United Kingdom formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement on December 31, 2020. The agreement governs the new relationship between the United Kingdom and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory

Elfun Diversified Fund
Ticker Symbol: ELDFX

Fund Summary
uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of the Fund's investments. In addition, a number of countries in Europe have suffered terrorist attacks and additional attacks may occur in the future. Such attacks may cause uncertainty in financial markets and may adversely affect the performance of the issuers to which the Fund has exposure.
Japan: The growth of Japan's economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan's labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan's economic competitiveness. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy and, in turn, the Fund.
United Kingdom: The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic condition of the United States and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy. Continued governmental involvement or control in certain sectors may stifle competition in certain sectors or cause adverse effects on economic growth.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
Hedging Risk: The success of the Fund's hedging strategies will depend, in part, upon the Adviser's ability to assess correctly the degree of correlation between the performance of the instruments used in a hedging strategy and the performance of the investments being hedged. There is no guarantee that any hedging strategy used by the Fund will be successful in hedging the subject risks. It is possible that the Fund will lose money on a hedging transaction and on the asset of the Fund that was the subject of the hedge. Hedging transactions may have the effect of creating investment leverage in the Fund.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Large Shareholder Risk: To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial,

Elfun Diversified Fund
Ticker Symbol: ELDFX

Fund Summary
or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Real Estate Sector Risk: An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Risk of Investment in Other Pools: If the Fund invests in another pooled investment vehicle (e.g., a mutual fund or exchange-traded fund), it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
Small-, Mid-, and Micro-Capitalization Securities Risk: The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.

Elfun Diversified Fund
Ticker Symbol: ELDFX

Fund Summary
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Value Stock Risk: Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize a stock's intrinsic worth or SSGA FM overestimates the stock's expected value.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods indicated compared with those of three broad measures of market performance. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Prior to January 28, 2017, the Fund's underlying strategies were actively managed. Current performance information for the Fund is available toll free by calling (800)-242-0134 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 13.52% (Q2, 2020)
Lowest Quarterly Return: -13.72% (Q1, 2020)
Average Annual Total Returns (for periods ended 12/31/23)
	One Year	Five Years	Ten Years	Inception Date
Elfun Diversified Fund				1/1/1988
Return Before Taxes	16.13%	8.05%	5.79%
Return After Taxes on Distributions	15.23%	6.45%	3.84%
Return After Taxes on Distributions and Sale of Fund Shares	9.83%	5.97%	3.87%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
MSCI ACWI ex USA Investable Market Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	15.62%	7.18%	3.97%
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.

Elfun Diversified Fund
Ticker Symbol: ELDFX

Fund Summary
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown above, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
The professionals primarily responsible for the day-to-day management of the Fund are Michael Martel, Leo Law, and Seamus Quinn. They each have served as portfolio managers of the Fund since 2019.
Michael Martel is a Managing Director of the Adviser and Head of Portfolio Management in the Americas for the Investment Solutions Group. He joined the Adviser in 1994.
Leo Law, CFA, is a Principal of the Adviser and a Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2016.
Seamus Quinn, CFA, CAIA, is a Principal of the Adviser and a Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2012.
Purchase and Sale of Fund Shares
Purchase Minimums
The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
	By mail	By wire/ACH	Automatic
Initial Investment	$500	$500	$25
There is no minimum for subsequent investments. You may purchase shares of the Fund by mail, bank wire, electronic funds transfer, via the Fund's website, or by telephone after you have opened an account with the Fund. You may obtain an account application from the Fund by calling 1-800-242-0134 or from the Fund's website at www.ssga.com.
You may sell (redeem) all or part of your Fund shares on any business day through the following options:
By Mail:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
By Overnight:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
•
Calling us at (800)-242-0134; or
•
By accessing the Elfun Funds' website at www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Elfun Diversified Fund
Ticker Symbol: ELDFX

Fund Summary
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Elfun Government Money
Market Fund
Ticker Symbol: ELMXX

Fund Summary
Investment Objective
Elfun Government Money Market Fund (the “Fund”) seeks a high level of current income consistent with prudent investment management and the preservation of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution and Shareholder Service (12b-1) Fees	N/A
Other Expenses	0.16%
Total Annual Fund Operating Expenses[1]	0.26%
1
The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), and its affiliates, may voluntarily reduce all or a portion of their fees and/or reimburse expenses of the Fund to the extent necessary to maintain a certain minimum net yield, which may vary from time to time, in SSGA FM's sole discretion (any such waiver or reimbursement of expenses by a Service Provider being referred to herein as a “Voluntary Reduction”), or a yield below a specified level, which may vary from time to time in the Adviser's sole discretion. The Fund has agreed, subject to certain limitations, to reimburse the Adviser and its affiliates for the full dollar amount of any Voluntary Reduction incurred beginning on May 1, 2020. During the fiscal year ended December 31, 2023, the Adviser and its affiliates did not waive any fees or reimburse any expenses under the Voluntary Reduction. Each of the Adviser and its affiliates may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the Fund. Any future reimbursement by the Fund of the Voluntary Reduction would increase the Fund's expenses and may reduce the Fund's yield during such period. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Fund will be able to avoid a negative yield.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$27	$84	$146	$331
Principal Investment Strategies
The Elfun Government Money Market Fund is a government money market fund and invests only in obligations issued or guaranteed as to principal and/or interest, as applicable, by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements secured by such instruments. The Fund may hold a portion of its assets in cash pending investment, to satisfy redemption requests or to meet the Fund's other cash management needs.
The Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income, by investing in U.S. government securities. Among other things, SSGA FM, the investment adviser to the Fund, conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated short-term credit research team. The Fund invests in accordance with regulatory requirements applicable to money market funds. Regulations require, among other things, a money market fund to invest only in short-term, high quality debt obligations (generally, securities that have remaining maturities of 397 calendar days or less, with the exception of cer

Elfun Government Money
Market Fund
Ticker Symbol: ELMXX

Fund Summary
tain floating rate securities that may have final maturities longer than 397 days but use maturity shortening provisions to meet the 397 day requirement, and that the Fund believes present minimal credit risk), to maintain a maximum dollar-weighted average maturity and dollar-weighted average life of 60 days or less and 120 days or less, respectively, and to meet requirements as to portfolio diversification and liquidity. All securities held by the Fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates.
The Fund attempts to meet its investment objective by investing in:
•
Obligations issued or guaranteed as to principal and/or interest, as applicable, by the U.S. government or its agencies and instrumentalities, such as U.S. Treasury securities and securities issued by the Government National Mortgage Association (“Ginnie Mae”), which are backed by the full faith and credit of the United States; obligations issued or guaranteed by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”); and
•
U.S. government-sponsored entities such as the Federal Home Loan Bank, and the Federal Farm Credit Banks Funding Corporation, which are not backed by the full faith and credit of the United States; and
•
Repurchase agreements collateralized by U.S. government securities.
Principal Risks
The Fund is subject to the following risks. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund's sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Money Market Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund generally seeks to preserve the value of its shares at $1.00 per share, there can be no assurance that it will do so, and it is possible to lose money by investing in a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause a money market fund's share price to fall below $1.00.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
Repurchase Agreement Risk: Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. If the Fund's counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.
Stable Share Price Risk: If the market value of one or more of the Fund's investments changes substantially, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Fund experiences significant redemption requests.

Elfun Government Money
Market Fund
Ticker Symbol: ELMXX

Fund Summary
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Low Short-Term Interest Rates: During market conditions in which short-term interest rates are at low levels, the Fund's yield can be very low. During these conditions, it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments, or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Rapid Changes in Interest Rates Risk: Rapid changes in interest rates may cause significant requests to redeem Fund Shares, and possibly cause the Fund to sell portfolio securities at a loss to satisfy those requests.

Elfun Government Money
Market Fund
Ticker Symbol: ELMXX

Fund Summary
Significant Exposure to U.S. Government Agencies or Instrumentalities Risk: To the extent the Fund focuses its investments in securities issued or guaranteed by U.S. government agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund's performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods indicated compared with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800)-242-0134 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 1.31% (Q4, 2023)
Lowest Quarterly Return: 0.00% (Q4, 2021)
Average Annual Total Returns (for periods ended 12/31/23)
	One Year	Five Years	Ten Years	Inception Date
Elfun Government Money Market Fund	4.89%	1.72%	1.09%	6/13/1990
To obtain the Fund's current yield, please call (800)-242-0134.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Purchase and Sale of Fund Shares
Purchase Minimums
The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Elfun Government Money
Market Fund
Ticker Symbol: ELMXX

Fund Summary
	By mail	By wire/ACH	Automatic
Initial Investment	$500	$500	$25
There is no minimum for subsequent investments. You may purchase shares of the Fund by mail, bank wire, electronic funds transfer, via the Fund's website, or by telephone after you have opened an account with the Fund. You may obtain an account application from the Fund by calling 1-800-242-0134 or from the Fund's website at www.ssga.com.
You may sell (redeem) all or part of your Fund shares on any business day through the following options:
By Mail:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
By Overnight:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
•
Calling us at (800)-242-0134; or
•
By accessing the Elfun Funds' website at www.ssga.com.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Objectives, Strategies and Risks
Elfun International Equity Fund
Investment Objective
Elfun International Equity Fund (the “Fund”) seeks long-term growth of capital and future income by investing principally in foreign securities consistent with prudent investment management and the preservation of capital.
Principal Investment Strategies
The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks.
The Fund invests primarily (generally at least 65% of its net assets) in companies located in both developed and emerging market countries outside the U.S. The Fund considers an issuer to be located outside the U.S. if at least 50% of its revenues or profits are from business activities located outside the U.S., at least 50% of its assets are located outside the U.S. or the principal trading market for its securities is located outside the U.S. SSGA FM focuses on companies whose security prices it believes do not fully reflect their potential for growth. An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the MSCI® Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa. Under normal circumstances, the Fund's assets are invested in securities of foreign (non-U.S.) companies representing at least three different countries, and at times a significant amount of the Fund's assets may be invested in a single country or region.
In seeking to achieve the Fund's investment objective with respect to future income, the Adviser will also consider companies that have the potential to pay dividends in the future.
The Adviser seeks to identify securities of companies that they believe have desirable characteristics for the Fund such as:
•
low valuation relative to long term growth potential;
•
potential for improvement in the company's business;
•
appropriate capital structures;
•
sufficient liquidity; and/or
•
primarily large or medium capitalization (meaning companies with market capitalizations of $2 billion or more).
The Adviser may consider selling a security when one of these characteristics no longer applies, when valuation becomes excessive, or when more attractive alternatives are identified.
In addition to common stocks and preferred stocks, equity securities may include other securities convertible into common stock or rights and warrants.
The Fund also may invest up to 20% of its assets in debt securities. The Fund is subject to no limitation with respect to the credit quality or maturities of the debt instruments in which it may invest. The Adviser may also use various types of derivative instruments (such as options, futures, options on futures and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.
The Fund may also invest in depositary receipts, repurchase agreements, when-issued and delayed delivery securities, mortgage-related securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including ETFs, to the extent permitted by applicable law (including those advised by the Adviser). The Fund also may lend its securities.
Elfun Trusts
Investment Objective
Elfun Trusts (the “Fund”) seeks long-term growth of capital and future income rather than current income.

Principal Investment Strategies
The Fund seeks to achieve its investment objectives by investing in equity securities of U.S. companies. The Fund considers a company to be a U.S. company if it generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S. or has the principal trading market for its securities in the U.S. The Fund also may invest, generally to a lesser extent, in securities of foreign (non-U.S.) issuers, including securities of issuers located in emerging markets.
SSGA FM selects equity securities from a number of industries based on the merits of individual companies. In seeking to achieve the Fund's investment objective with respect to future income, the Adviser will also consider companies that have the potential to pay dividends in the future. While the Fund may invest in companies of any market capitalization, it expects to primarily invest in large capitalization companies. The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time.
The Adviser seeks to identify securities of issuers that they believe have desirable characteristics for the Fund such as:
•
above-average annual growth rates;
•
appropriate capital structures;
•
leadership in their respective industries; and/or
•
high quality management focused on generating shareholder value.
The Adviser may consider selling a security when one of these characteristics no longer applies, when valuation has become excessive, or when more attractive alternatives are identified.
Equity securities may include common stocks, preferred stocks, other securities convertible into common stock or rights and warrants. Equity securities held by the Fund may be denominated in non-U.S. currencies and may be held outside the United States.
The Fund may invest to a lesser extent in debt securities. The Fund is permitted to invest up to 5% of its total assets (including any borrowings) in high yield securities (also known as below investment-grade bonds or “junk bonds”). The Fund is subject to no limitation with respect to the maturities of the debt instruments in which it may invest. The Adviser may also use various types of derivative instruments (such as options, futures and options on futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling securities.
The Fund may invest in depositary receipts, repurchase agreements, when-issued and delayed delivery securities, mortgage-related securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including ETFs, to the extent permitted by applicable law (including those advised by SSGA FM). The Fund also may lend its securities.
Elfun Income Fund
Investment Objective
Elfun Income Fund (the “Fund”) seeks a high level of income consistent with prudent investment management and the preservation of capital.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities.
The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average effective maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest. U.S. Government securities are securities that are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (“Ginnie Mae”). Other U.S. Government securities are neither issued by nor guaranteed by the full faith and credit of the U.S. Government, including those issued by the Federal National Mortgage

Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury.
The Adviser seeks to identify debt securities that they believe have desirable characteristics for the Fund such as:
•
attractive yields and prices;
•
the potential for capital appreciation; and/or
•
reasonable credit quality.
The Adviser may consider selling a security when one of these characteristics no longer applies, when valuation becomes excessive, or when more attractive alternatives are identified.
The Fund also may invest up to 20% of its net assets in high yield securities (also known as “junk bonds”) and, to a lesser extent, in asset-backed securities, in foreign (including emerging markets) debt securities and equity securities. The Fund may also invest in exchange-traded products (“ETPs”) that provide exposure to such investments, including ETPs that pay fees to the Adviser and its affiliates for management, marketing or other services. High yield securities are those rated BB+ through B- by S&P or Ba1 through B3 by Moody's or below or of similar quality. An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the MSCI® Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.
The Adviser may also use various types of derivative instruments (such as options, futures, options on futures, forward contracts, interest-only swaps, interest rate swaps, index swaps, credit default swaps and structured and indexed securities) to manage yield, duration (a measure of a bond price's sensitivity to a given change in interest rates) and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments.
The Fund may also invest in repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, municipal obligations, floating rate and variable rate instruments, zero-coupon obligations, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including ETFs, to the extent permitted by applicable law (including those advised by the Adviser). The Fund also may lend its securities and may engage in active and frequent trading of its portfolio securities.
Elfun Tax-Exempt Income Fund
Investment Objective
Elfun Tax-Exempt Income Fund (the “Fund”) seeks as high a level of current interest income exempt from federal income taxation as is available from a concentration of investments in municipal bonds consistent with prudent investment management and the preservation of capital.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in investment-grade municipal obligations. Under normal circumstances, SSGA FM manages the Fund so that at least 80% of the Fund's income is exempt from both regular federal income taxes and the federal alternative minimum tax.
The Adviser seeks to identify debt securities that they believe have desirable characteristics for the Fund such as:
•
attractive yields and prices;
•
the potential for income generation;
•
the potential for capital appreciation; and/or
•
reasonable credit quality.
The Adviser may consider selling a security when one of these characteristics no longer applies, when valuation becomes excessive, or when more attractive alternatives are identified.

The Fund generally will have an effective duration of 75% to 125% of the duration of the Bloomberg U.S. Municipal Bond Index. As of February 29, 2024, the effective duration of the Bloomberg U.S. Municipal Bond Index was 6.09 years. Duration is a measure of a bond price's sensitivity to a given change in interest rates.
The Fund also may invest to a lesser extent in tax-free or taxable money market instruments and may hold cash. The Fund also may invest up to 10% of its net assets in high yield securities (also known as below investment-grade bonds or “junk bonds”). The Fund considers a bond to be “high yield” if the middle rating of Fitch Ratings, Inc. (“Fitch”), Moody's and S&P (each, an “NRSRO”) is below investment-grade. If fewer than three of these NRSROs have rated the bond, the Fund will consider the bond to be “high yield” if it is rated below investment-grade by at least one of these NRSROs, or if unrated, determined to be of comparable quality by the Adviser.
The Adviser may also use various types of derivative instruments (such as options, futures and options on futures) to manage yield, duration and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments.
The Fund may also invest in repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, municipal obligations, floating rate and variable rate instruments, zero-coupon obligations, mortgage-related securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies (including those advised by the Adviser), including ETFs, to the extent permitted by applicable law. The Fund also may lend its securities.
The Bloomberg U.S. Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.
Elfun Diversified Fund
Investment Objective
Elfun Diversified Fund (the “Fund”) seeks the highest total return consistent with prudent investment management and the preservation of capital (total return includes both income and capital appreciation).
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund invests in equity securities, such as common and preferred stocks, principally for their capital appreciation potential, and investment-grade debt securities principally for their income potential. The Fund holds cash principally for the preservation of capital, income potential or maintenance of liquidity.
The Fund's investments in U.S. equity securities (also referred to as domestic equity investments) are achieved primarily through a “passive” or “indexing” investment approach of investing all or substantially all of its assets allocated to domestic equity investments directly in the securities that constitute the S&P 500® Index (the “S&P 500”). The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from a number of sectors and that measures the performance of the large-cap sector of the U.S. equities market. As of February 29, 2024, a significant portion of the S&P 500 comprised companies in the information technology, health care and financials sectors, although this may change from time to time. Using the Fund's U.S. equity allocation, the Fund generally intends to invest in all stocks comprising the S&P 500 in approximate proportion to their weightings in the index. However, under various circumstances, it may not be possible or practicable to purchase all stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the S&P 500 in proportions expected by SSGA FM, the investment adviser to the Fund, to match generally, before fees and expenses, the performance of the S&P 500 as a whole.
The Fund's investments in foreign equity securities (non-U.S. equity investments) will be achieved primarily through a passive investment approach of investing all or substantially all of its assets allocated to foreign equity investments in the State Street Global All Cap Equity ex-U.S. Index Portfolio (the “Global All Cap Equity ex-U.S. Portfolio” or the “Portfolio”), a mutual fund advised by SSGA FM. The Global All Cap Equity ex-U.S. Portfolio is an “index” fund that seeks to track, before fees and expenses, the total return performance of the MSCI ACWI ex USA Investable Market Index (the “MSCI Index”) over the long term. The MSCI Index is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of securities, across all market capitalizations, in developed and emerging market countries excluding the United States. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the MSCI Index. Countries covered in the MSCI Index have histori cally included, among others, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Kuwait, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Saudi Arabia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates and the United Kingdom (the “U.K.” ). It is not possible to invest directly in the MSCI Index. As of February 29, 2024, a significant portion of the MSCI Index comprised companies in the financial sector, although this may change from time to time. As of February 29, 2024, a significant portion of the MSCI Index comprised companies located in Japan and the United Kingdom and a significant portion of the MSCI Index's constituents are denominated in the Euro and Yen, although this may change from time to time. The Fund may also invest all or a portion of its non-U.S. equity allocation in all stocks comprising the MSCI Index in approximate proportion to their weightings in the index. However, under various circumstances, it may not be possible or practicable to purchase all stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the MSCI Index in proportions expected by SSGA FM to match generally the performance of the MSCI Index as a whole.
As of February 29, 2024, approximately 44.68% of the Fund's total assets were allocated to domestic equity investments, and approximately 22.58% of the Fund's total assets were allocated to foreign equity investments. The Fund's allocations to domestic and foreign equity investments, debt securities and cash are actively managed and the percentage allocations stated as of February 29, 2024 may change from time to time. From time to time stocks are added to or removed from the S&P 500 or MSCI Index. The Fund may sell securities that are represented in the S&P 500 or MSCI Index, or purchase securities that are not yet represented in an index, in anticipation of their removal from or addition to an index.
The Fund may also, to the extent permitted by applicable law, invest in shares of one or more mutual funds (including funds advised by the Adviser) whose investment objectives and policies enable the Fund to gain investment exposure to the S&P 500 or MSCI Index.
The Fund will not incur additional management or advisory fees as a result of investing in the Global All Cap Equity ex-U.S. Portfolio because it does not charge a management fee to its investors. However, the Fund will indirectly incur its share of the Global All Cap Equity ex-U.S. Portfolio's operating expenses.
When selecting debt securities, the Adviser primarily uses active security selection to choose securities based on the perceived merits of individual issuers, although portfolio managers of different asset classes or strategies may place different emphasis on the various characteristics of a company (as identified below) during the selection process. The Adviser seeks to identify debt securities that they believe have desirable characteristics for the Fund such as:
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attractive yields and prices;
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the potential for capital appreciation; and/or
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reasonable credit quality (typically investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments).
The Adviser may consider selling a security when one of these characteristics no longer applies, when valuation becomes excessive, or when more attractive alternatives are identified.
The portion of the Fund invested in debt securities normally has a weighted average effective maturity of approximately five to ten years, but the Fund is subject to no limitation with respect to the maturities of the instruments in which it may invest.
The Adviser may also use various types of derivative instruments (such as options, interest rate futures, interest-only swaps, interest rate swaps, index swaps and credit default swaps) to gain or hedge exposure to certain types of securities or asset classes (such as securities of small capitalization companies) as an alternative to investing directly in or selling such securities or asset classes, or to manage currency exposure, yield, interest rate exposure (also known as duration) and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments. The Fund may hedge a portion of its foreign currency risk but is not required to do so. The Fund may also invest to a lesser extent in high yield securities (also known as below investment-grade bonds or “junk bonds”), equity and debt securities of companies or governments that are located in emerging market countries, and exchange traded funds to gain exposure to securities, including those of U.S. issuers. The Fund is permitted to invest up to 20% of its total assets

(including any borrowings) in high yield securities. The Fund may invest in exchange-traded products (“ETPs”), including ETPs that pay fees to the Adviser and its affiliates for management, marketing or other services, that provide exposure to high yield securities, securities of issuers that are principally engaged in or related to the real estate industry, and to securities of issuers in emerging markets.
Additional Index Information
The MSCI Index's components are reconstituted on an ongoing, event-driven basis and are rebalanced quarterly. The index provider, MSCI, Inc. (the “Index Provider”), classifies each issuer in one country. The Index Provider generally determines the country classification of an issuer based on the issuer's country of incorporation and the primary listing of its securities. To the extent that an issuer is incorporated in a different country than the country in which its securities are principally traded, the Index Provider considers the following additional set of criteria to determine the issuer's country classification: (i) the secondary listings of the issuer's securities, if any; (ii) the geographic distribution of the issuer's shareholder base; (iii) the location of the issuer's headquarters; (iv) the geographic distribution of the issuer's operations (in terms of assets and revenues); (v) the issuer's history with respect to these criteria; and (vi) the country in which investors consider the issuer to be most appropriately classified based on communications between the Index Provider and investors.
The components of the S&P 500 are reconstituted and rebalanced quarterly.
Elfun Government Money Market Fund
Investment Objective
Elfun Government Money Market Fund (the “Fund”) seeks a high level of current income consistent with prudent investment management and the preservation of capital.
Principal Investment Strategies
The Elfun Government Money Market Fund is a government money market fund and invests only in obligations issued or guaranteed as to principal and/or interest, as applicable, by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements secured by such instruments. The Fund may hold a portion of its assets in cash pending investment, to satisfy redemption requests or to meet the Fund's other cash management needs.
The Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income, by investing in U.S. government securities. Among other things, SSGA FM, conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated short-term credit research team. The Fund invests in accordance with regulatory requirements applicable to money market funds. Regulations require, among other things, a money market fund to invest only in short-term, high quality debt obligations (generally, securities that have remaining maturities of 397 calendar days or less, with the exception of certain floating rate securities that may have final maturities longer than 397 days but use maturity shortening provisions to meet the 397 day requirement, and that the Fund believes present minimal credit risk), to maintain a maximum dollar-weighted average maturity and dollar-weighted average life of 60 days or less and 120 days or less, respectively, and to meet requirements as to portfolio diversification and liquidity. All securities held by the Fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates.
The Fund attempts to meet its investment objective by investing in:
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Obligations issued or guaranteed as to principal and/or interest, as applicable, by the U.S. government or its agencies and instrumentalities, such as U.S. Treasury securities and securities issued by the Government National Mortgage Association (“Ginnie Mae”), which are backed by the full faith and credit of the United States; obligations issued or guaranteed by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”); and
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U.S. government-sponsored entities such as the Federal Home Loan Bank, and the Federal Farm Credit Banks Funding Corporation, which are not backed by the full faith and credit of the United States; and
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Repurchase agreements collateralized by U.S. government securities.

Additional Information About Risks
The Funds are subject to the following principal risks. Risk information is applicable to all Funds unless otherwise noted. With respect to risks applicable to the Elfun Diversified Fund, except as otherwise stated, references in this section to “the Fund” may relate to the Fund, the Portfolio, or both. The risks described below may arise out of the Elfun Diversified Fund's direct investments or the Fund's investments in the Portfolio. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Asset Allocation Risk (principal risk for Elfun Diversified Fund). A Fund's investment performance depends upon the successful allocation of the Fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that a Fund's allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a Fund as a result of these allocation decisions.
Below Investment-Grade Securities Risk (principal risk for Elfun Income Fund, Elfun Tax-Exempt Income Fund and Elfun Diversified Fund). Securities rated below investment-grade and unrated securities of comparable credit quality (commonly known as “high-yield” or “junk” bonds) lack strong investment-grade characteristics, are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments, and are subject to greater levels of credit, liquidity and market risk than higher-rated securities. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. In the event the issuer of a debt security held by a Fund defaults on its payments or becomes insolvent or bankrupt, the Fund may not receive the return it was promised on the investment and could lose its entire investment. The lower ratings of junk bonds reflect a greater possibility that actual or perceived adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by a Fund may fall substantially and a Fund could lose some or all of the value of its investment. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid than for higher quality debt securities, especially during periods of recession or general market decline, which could make it difficult at times for a Fund to sell certain securities at prices used in calculating a Fund's net asset value. These securities may have significant volatility.
Call/Prepayment Risk (principal risk for Elfun Income Fund and Elfun Diversified Fund). Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by a Fund are prepaid. In any such case, a Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund's income.
Convertible Securities Risk (principal risk for Elfun Trusts and Elfun International Equity Fund). Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer, depending on the terms of the securities) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition and does not reflect an assessment of an investment's volatility or liquidity. Securities rated in the lowest category of investment-grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the Adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Hedging Risk (principal risk for Elfun Diversified Fund). If a derivative is used as a hedge against a position that a Fund holds, any gain generated by the derivative generally should be substantially offset by losses on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between a derivative and its reference asset. Furthermore, while a Fund may hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, changes in currency exchange rates may affect Fund returns even when the hedge works as intended. The effectiveness of a Fund's currency hedging strategy will also generally be affected by the volatility of both the securities that a Fund holds, and the volatility of the U.S. dollar relative to the currencies to be hedged. Increased volatility may reduce the effectiveness of a Fund's currency hedging strategy and may impact the costs associated with hedging transactions. The effectiveness of a Fund's currency hedging strategy and the costs associated with hedging transactions may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may further impact the effectiveness of a Fund's currency hedging strategy. There can be no assurance that a Fund's hedging transactions will be effective. A Fund's currency hedging activities will potentially increase or accelerate distributions to shareholders, increase distributions taxed to shareholders as ordinary income, result in the re-characterization of prior ordinary income distributions as return of capital, or generate losses that cannot be used to offset income or capital gain in subsequent years. A Fund will bear the costs associated with any such hedging transaction, regardless of any gain or loss experienced on the hedging transaction.
Currency Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund and Elfun Diversified Fund). Investments in issuers in different countries are often denominated in currencies other than the U.S. dollar. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of a Fund's investments denominated in those currencies. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments.
Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of a Fund's fixed income securities to decrease, an adverse impact on the liquidity of a Fund's fixed income securities, and increased volatility of the fixed income markets. During periods when interest rates are at low levels, a Fund's yield can be low, and a Fund may have a negative yield (i.e., it may lose money on an operating basis). To the extent that interest rates fall, certain underlying obligations may be paid off substantially faster than originally anticipated. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by a Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
Depositary Receipts Risk (principal risk for Elfun Trusts, Elfun International Equity Fund and Elfun Diversified Fund). American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. Depositary receipts may or may not be sponsored by the issuers of the underlying securities, and information regarding issuers of securities underlying unsponsored depositary receipts may be more limited than for sponsored depositary receipts. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent a Fund invests in depositary receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Derivatives Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund and Elfun Diversified Fund). A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instru ment; lack of liquidity for the derivative instrument, including, without limitation, absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Emerging Markets Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund and Elfun Diversified Fund). Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shutdown, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries.  Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. There is also the potential for unfavorable action such as embargo and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.”  Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Equity Investing Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund and Elfun Diversified Fund). The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Extension Risk (principal risk for Elfun Income Fund and Elfun Diversified Fund). During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may increase the period of time during which an investment earns a below-market interest rate, increase the security's duration and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
Financial Institutions Risk (principal risk for Elfun Income Fund). Some instruments are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the creditworthiness of any of these institutions may adversely affect the values of instruments of issuers in financial industries. Financial institutions may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Adverse developments in banking and other financial industries may cause a Fund to underperform relative to other funds that invest more broadly across different industries or have a smaller exposure to financial institutions. In the Spring of 2023, the shut‐down of certain financial institutions raised economic concerns over disruption in the U.S. banking system.  There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy or the Fund. In addition, the Fund may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails. Changes in governmental regulation and oversight of financial institutions may have an adverse effect on the financial condition or the earnings or operations of a financial institution and on the types and amounts of businesses in which a financial institution may engage. An investor may be delayed or prevented from exercising certain remedies against a financial institution. The amount of a Fund's assets that may be invested in any financial institution, or financial institutions generally, may be limited by applicable law.
Financial Sector Risk (principal risk for Elfun Income Fund and Elfun Diversified Fund). Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Forward Currency Contracts Risk (principal risk for Elfun Diversified Fund). In a forward currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against a Fund's position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against a Fund's position. The markets for certain currencies may at times become illiquid, and a Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and a Fund's ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by a Fund of foreign currency forward contracts may give rise to investment leverage.
Futures Contract Risk; Other Exchange-Traded Derivatives Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund and Elfun Diversified Fund). The risk of loss relating to the use of futures contracts and other exchange-traded derivatives is potentially unlimited. The ability to establish and close out positions in futures contracts and other exchange-traded derivatives will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or other exchange-traded derivative or at any particular time. In the event no such market exists for a particular derivative, it might not be possible to effect closing transactions, and a Fund will be unable to terminate the derivative. In using futures contracts and other exchange-traded derivatives, a Fund will be reliant on the ability of the Adviser to predict market and price movements correctly; the skills needed to use such derivatives successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts or other exchange-traded derivatives for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of a Fund's investments that are the subject of such hedge. The prices of futures and other exchange-traded derivatives, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets and in markets for other exchange-traded derivatives are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their derivatives positions that they would not otherwise take. The margin requirements in the derivatives markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price dis tortion, even a correct forecast of general market trends by the Adviser still may not result in a successful derivatives activity over a very short time period. The risk of a position in a futures contract or other exchange-traded derivative may be very large compared to the relatively low level of margin a Fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund will incur brokerage fees in connection with its exchange-traded derivatives transactions. A Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts and other exchange-traded derivatives. In the event of an insolvency of the futures commission merchant or a clearing house, a Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. A Fund also may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC-set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. It is possible that different clients managed by the Adviser may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund's investment strategy.
Futures contracts and other exchange-traded derivatives traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts and other exchange-traded derivatives may be less liquid and more volatile than U.S. contracts.
Geographic Focus Risk (principal risk for Elfun Diversified Fund). The performance of a fund that invests significantly in one or more countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a fund that does not invest significantly in such countries or regions.
Europe (principal risk for Elfun Diversified Fund). The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. For example, on January 31, 2020, the United Kingdom (“UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement on December 31, 2020. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Certain aspects of Brexit have had an adverse impact on the region, leading to increased inflation, labor shortages and business closures, among others. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the UK's exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the UK, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of the Fund's investments. In addition, a number of countries in Europe have suffered terrorist attacks and additional attacks may occur in the future. Such attacks may cause uncertainty in financial markets and may adversely affect the performance of the issuers to which the Fund has exposure.
Japan (principal risk for Elfun Diversified Fund). The growth of Japan's economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese economy faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan's labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan's economic competitiveness.
United Kingdom (principal risk for Elfun Diversified Fund). The UK has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the UK. As a result, the British economy may be impacted by changes to the economic condition of the United States and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy. Continued governmental involvement or control in certain sectors may stifle competition in certain sectors or cause adverse effects on economic growth. In the past, the UK has been a target of terrorism. Acts of terrorism in the UK or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which a Fund has exposure.
Growth Stock Risk (principal risk for Elfun Trusts, Elfun International Equity Fund and Elfun Diversified Fund). The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, a Fund may underperform other investment funds that invest more broadly or that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Hedging Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund and Elfun Diversified Fund). In managing the Fund, the Adviser may (but will not necessarily) engage in hedging transactions. The success of the Fund's hedging strategies will depend, in part, upon the Adviser's ability to assess correctly the degree of correlation between the performance of the instruments used in a hedging strategy and the performance of the investments being hedged. A hedging strategy may not work the way the Adviser expects. Since the characteristics of many securities change as markets change or time passes, the success of the Fund's hedging strategy will also be subject to the Adviser's ability over time to recalculate, readjust, and execute hedges in an efficient and timely manner. There is no guarantee that any hedging strategy used by the Fund will be successful in hedging the subject risks. It is possible that the Fund will lose money on a hedging transaction and on the asset of the Fund that was the subject of the hedge. For a variety of reasons, the Adviser may not seek or be able to establish a perfect correlation between the hedging instru ments utilized and the Fund holdings being hedged. For example, changes in the prices of futures contracts used for hedging purposes may not correlate exactly with changes in the level or value of the index or financial instrument underlying the futures contract, or changes in the level or value of that index or financial instrument may not correlate closely with the Fund holdings being hedged. Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The effectiveness of any hedging transaction entered into in the over-the-counter market depends on the willingness and ability of the Fund's hedging counterparty to perform its obligations to the Fund. Hedging transactions may have the effect of creating investment leverage in the Fund.
Income Risk. A Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by a Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by a Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by a Fund may limit the Fund's ability to achieve its objective.
Indexing Strategy/Index Tracking Risk (principal risk for Elfun Diversified Fund). The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities. The Fund will seek to replicate S&P 500 and MSCI Index returns, regardless of the current or projected performance of the S&P 500 or the MSCI Index or of the actual securities comprising the S&P 500 or the MSCI Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. The Fund generally will buy and will not sell a security included in the S&P 500 or the MSCI Index as long as the security is part of the S&P 500 or the MSCI 500 Index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the S&P 500 and the MSCI Index will affect the performance, volatility, and risk of the S&P 500 and the MSCI Index, respectively, (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of the Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. While the Adviser seeks to track the performance of the S&P 500 and the MSCI Index (i.e., achieve a high degree of correlation with the S&P 500 and the MSCI Index), the Fund's return may not match the return of the S&P 500 or the MSCI Index for a number of reasons. For example, the return on the sample of securities purchased by the Fund (or the return on securities not included in the S&P 500 or the MSCI Index) to replicate the performance of the S&P 500 and the MSCI Index may not correlate precisely with the return of the S&P 500 or the MSCI Index. The Fund incurs a number of operating expenses not applicable to the S&P 500 or the MSCI Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the S&P 500 and the MSCI Index return by investing in fewer than all of the securities in the S&P 500 or the MSCI Index, or in some securities not included in the S&P 500 or the MSCI Index, potentially increasing the risk of divergence between the Fund's return and that of the S&P 500 and the MSCI Index. Changes in the composition of the S&P 500 or the MSCI Index and regulatory requirements also may impact the Fund's ability to match the return of the S&P 500 or the MSCI Index. The Adviser may apply one or more “screens” or investment techniques to refine or limit the number or types of issuers included in the S&P 500 or the MSCI Index in which the Fund may invest. Application of such screens or techniques may result in investment performance below that of the S&P 500 and the MSCI Index and may not produce results expected by the Adviser. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.
Inflation Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund and Elfun Tax-Exempt Income Fund). Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the values of a Fund's assets can decline. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that domestic or global economic policies will change), and the Fund's investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders' investments in the Fund. Recently, inflation levels have been at their highest point in nearly 40 years, and the Federal Reserve has begun an aggressive campaign to raise certain benchmark interest rates in an effort to combat inflation. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.

Information Technology Sector Risk (principal risk for Elfun Trusts, Elfun International Equity Fund and Elfun Diversified Fund). Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Interest Rate Risk. Interest rate risk is the risk that the securities held by a Fund will decline in value because of increases in market interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in a Fund's income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund's investments. High levels of inflation and/or a significantly changing interest rate environment can lead to heightened levels of volatility and reduced liquidity.
IPO Risk (principal risk for Elfun Diversified Fund). Each Fund may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. The prices of securities offered in IPOs can have significant volatility and a Fund may lose money on an investment in such securities. IPOs may not be available to a Fund at all times, and a Fund may not always invest in IPOs offered to it. Investments in IPOs may have a substantial beneficial effect on a Fund's investment performance. A Fund's investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when a Fund makes more limited, or no, investments in IPOs. There can be no assurance that the Fund will have the opportunity to invest in IPOs that are made available to other clients of the Adviser.
Large-Capitalization Securities Risk (principal risk for Elfun Trusts, Elfun International Equity Fund and Elfun Diversified Fund). Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Large Shareholder Risk (principal risk for Elfun Diversified Fund). To the extent a large proportion of the shares of the Portfolio are highly concentrated or held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Portfolio is subject to the risk that these shareholders will purchase or redeem Fund share in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Portfolio to conduct its investment program. For example, they could require the Portfolio to sell portfolio securities or purchase portfolio securities unexpectedly and incur substantial transaction costs and/or accelerate the realization of taxable income and/or gains to shareholders, or the Portfolio may be required to sell its more liquid portfolio investments to meet a large redemption, in which case the Portfolio's remaining assets may be less liquid, more volatile, and more difficult to price. The Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations.
Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to dispose of investments readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity a Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind. Furthermore, if a Fund's principal investment strategies involve investing in municipal securities or high yield securities, the Fund's portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid than the traditional bond markets. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for the Fund to value accurately than securities of public corporations.
The following applies to Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, Elfun Tax-Exempt Income Fund and Elfun Diversified Fund: The term “illiquid investments” for this purpose means investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. If any Fund determines at any time that it owns illiquid investments in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid investments until its holdings are no longer in excess of 15% of its NAV, report the occurrence in compliance with Rule 30b1-10 under the Investment Company Act of 1940, as Amended (the “1940 Act”) and, depending on circumstances, may take additional steps to reduce its holdings of illiquid investments. The SEC has recently proposed rule amendments that, if adopted as proposed, could result in a larger percentage of the Fund's investments being classified as illiquid investments.
Low Short-Term Interest Rate Risk (principal risk for Elfun Government Money Market Fund). During market conditions in which short-term interest rates are at low levels a Fund's yield can be very low. During these conditions, it is possible that a Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that a Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income.
Management Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, Elfun Tax-Exempt Income Fund and Elfun Diversified Fund). Each Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause a Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.

Market Disruption and Geopolitical Risk. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, pandemics and epidemics, and systemic market dislocations may be highly disruptive to economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions, also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any partial or complete dissolution of the EMU, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's investments. On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the European Union (“EU”) (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences associated with the exit, how the negotiations for new trade agreements will be conducted, and whether the UK's exit will increase the likelihood of other countries also departing the EU. Brexit may have a significant impact on the UK, Europe, and global economies, which may result in increased volatility and illiquidity, new legal, political, economic and regulatory uncertainties and potentially lower economic growth for these economies that could potentially have an adverse effect on the value of the Funds' investments. Any further exits from the EU, or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Fund. To the extent a Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. A Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors, including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, public health issues, or other events could have a significant impact on a Fund and its investments. Due to the interconnectedness of economies and financial markets throughout the world, if a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected. A widespread outbreak of an infectious illness, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity of certain instruments, disruption in the trading of certain instruments, and systemic economic weakness. The foregoing could impact a Fund and its investments and result in disruptions to the services provided to a Fund by its service providers.
Additionally, in the Spring of 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system.  There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Market Volatility; Government Intervention Risk. Market dislocations and other external events, such as the failures or near failures of significant financial institutions, dislocations in investment or currency markets, corporate or governmental defaults or credit downgrades, or poor collateral performance, may subject a Fund to significant risk of substantial volatility and loss. Governmental and regulatory authorities have taken, and may in the future take, actions to provide or arrange credit supports to financial institutions whose operations have been compromised by credit market dislocations and to restore liquidity and stability to financial systems in their jurisdictions; the implementation of such governmental interventions and their impact on both the markets generally and a Fund's investment program in particular can be uncer tain. Governmental and non-governmental issuers may default on, or be forced to restructure, their debts, and other issuers may face difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, or investor perception that these efforts are not succeeding, could negatively affect financial markets generally as well as the values and liquidity of certain securities.
Mid-Capitalization Securities Risk (principal risk for Elfun International Equity Fund). The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale. Returns on investments in securities of mid-capitalization companies could trail the returns on investments in securities of larger or smaller companies.
Money Market Fund Regulatory Risk (principal risk for Elfun Government Money Market Fund). Money market funds and the securities they invest in are subject to comprehensive regulations. The SEC has adopted amendments to money market fund regulation that, among other things, increase the daily and weekly liquid asset requirements (“Money Market Fund Reform”). Money Market Fund Reform permits government money market funds (such as the Fund), that are experiencing a negative gross yield as a result of negative interest rates, to either convert from a stable share price to a floating share price or reduce the number of shares outstanding (e.g., through a reverse stock split) to maintain a stable net asset value per share, subject to certain Board determinations and disclosures to investors. The Fund's operations will be impacted as it comes into compliance with the Money Market Fund Reform. The SEC and other government agencies continue to review the regulation of money market funds and may implement additional regulatory changes in the future. The enactment of any new legislation or regulations impacting the money market fund industry could limit a Fund's investment flexibility and reduce its ability to generate returns.
Money Market Risk (principal risk for Elfun Government Money Market Fund). An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund generally seeks to preserve the value of its shares at $1.00 per share, there can be no assurance that it will do so, and it is possible to lose money by investing in a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause a money market fund's share price to fall below $1.00. It is possible that a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. Rule 2a-7 as adopted by the SEC permits a money market fund to impose a liquidity fee upon the sale of fund shares under certain circumstances, however the Fund is a government money market fund that has not elected to be subject to the liquidity fee provision of Rule 2a-7. None of State Street Corporation, State Street Bank and Trust Company (“State Street”), State Street Global Advisors (“SSGA”), SSGA FM or their affiliates (collectively, the “State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from the State Street Entities.
Mortgage-Related and Other Asset-Backed Securities Risk (principal risk for Elfun Income Fund, Elfun Diversified Fund and Elfun Government Money Market Fund). Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. The liquidity of mortgage-related and asset-backed securities may change over time. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, items such as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in a Fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets, if any, may impair the value of a mortgage-related or other asset-backed security. For some asset-backed securities in which a Fund invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
Municipal Obligations Risk (principal risk for Elfun Tax-Exempt Income Fund). The U.S. municipal securities market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations, which are generally backed by the revenues generated from a specific project or facility and include private activity bonds and industrial development bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and on the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental user. Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance or reduction in the rate of the taxation supporting the project or asset or the inability to collect revenues for the project or from the assets. If the U.S. Internal Revenue Service (the “IRS”) determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable, and the security could decline in value. Municipal obligations may also be subject to prepayment risk and extension risk. Certain states and other governmental entities have experienced, and may continue to experience, extreme financial pressures in response to financial, economic and other factors, and may be, or be perceived to be, unable to meet all of their obligations under municipal bonds issued or guaranteed by them; such factors may result in substantial volatility in municipal securities markets and losses to the Fund. Additionally, a Fund's portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid than the traditional bond markets. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for a Fund to value accurately than securities of public corporations.
Non-U.S. Securities Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund and Elfun Diversified Fund). Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect a Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of a Fund's investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund's investments to experience gains or losses.
Preferred Securities Risk (principal risk for Elfun Trusts, Elfun International Equity Fund and Elfun Diversified Fund). Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a preferred security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred securities at any time. Therefore, in the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred securities held by a Fund are likely to decline. Therefore, to the extent that a Fund invests a substantial portion of its assets in fixed rate preferred securities, rising interest rates may cause the value of the Fund's investments to decline significantly. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of a Fund's investments to decline. Preferred securities often have call features, which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in a Fund's yield.
Rapid Changes in Interest Rates Risk (principal risk for Elfun Income Fund and Elfun Government Money Market Fund). The values of instruments held by a Fund may be adversely affected by rapid changes in interest rates. Rapid changes in interest rates may cause significant requests to redeem Fund Shares, and possibly cause a Fund to sell portfolio securities at a loss to satisfy those requests.
Real Estate Sector Risk (principal risk for Elfun Income Fund and Elfun Diversified Fund). There are special risks associated with investment in securities of companies engaged in real property markets, including without limitation Real estate investment trusts (“REITs”) and real estate operating companies. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real property company is subject to additional risks, such as poor performance by the manager of the real property company, adverse changes in tax laws, difficulties in valuing and disposing of real estate, and the effect of general declines in stock prices. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a real property company may contain provisions that make changes in control of the company difficult and time-consuming. As a shareholder in a real property company, a Fund, and indirectly a Fund's shareholders, would bear their ratable shares of the real property company's expenses and would at the same time continue to pay their own fees and expenses.
Reinvestment Risk. Income from a Fund's portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing a Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of the Fund Shares.
Repurchase Agreement Risk (principal risk for Elfun Government Money Market Fund). A repurchase agreement is an agreement to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements may be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. A Fund's investment return on such transactions will depend on the counterparty's willingness and ability to perform its obligations under a repurchase agreement. If a Fund's counterparty should default on its obligations and a Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, a Fund may realize a loss.
Reverse Repurchase Agreement Risk (principal risk for Elfun Income Fund and Elfun Diversified Fund). A reverse repurchase agreement involves the sale of a portfolio security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements involve the risk that the value of securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund, potentially resulting in delays, costs, and losses to the Fund. Reverse repurchase agreements involve leverage risk; a Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement. Use of reverse repurchase agreements by a Fund will increase the volatility and potential losses of the Fund.
Restricted Securities Risk. A Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.
Risk of Investment in Other Pools (principal risk for Elfun Income Fund and Elfun Diversified Fund). If a Fund invests in another pooled investment vehicle (e.g., a mutual fund or exchange-traded fund), it is exposed to the risk that the other pool will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other pool. In addition, lack of liquidity in the underlying pool could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the pool at a time or at a price it might consider desirable. The investment policies and limitations of the other pool may not be the same as those of the Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another pool. If a pool is an exchange-traded fund or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. A Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in the pool. Investment by a Fund in the pool may be beneficial to the Adviser or an affiliate in the management of the pool, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser may have an incentive to invest a Fund's assets in a pool sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in the pool over a pool sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by a Fund in a pool sponsored or managed by the Adviser or its affiliates. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which a Fund does so.
Settlement Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund and Elfun Diversified Fund). Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to a Fund, limit the ability of a Fund to reinvest the proceeds of a sale of securities, hinder the ability of a Fund to lend its portfolio securities, and potentially subject a Fund to penalties for its failure to deliver to on-purchasers of securities whose delivery to a Fund was delayed. Delays in the settlement of securities purchased by a Fund may limit the ability of a Fund to sell those securities at times and prices it considers desirable, and may subject a Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. A Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others. Limits on the ability of a Fund to purchase or sell securities due to settlement delays could increase any variance between a Fund's performance and that of its benchmark index.
Significant Exposure to U.S. Government Agencies or Instrumentalities Risk (principal risk for Elfun Government Money Market Fund). To the extent a Fund focuses its investments in securities issued or guaranteed by U.S. government agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on a Fund's performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities.
Small-, Mid-and Micro-Capitalization Securities Risk (principal risk for Elfun Trusts, Elfun International Equity Fund and Elfun Diversified Fund). The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet a Fund's obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.
Stable Share Price Risk (principal risk for Elfun Government Money Market Fund). If the market value of one or more of the Fund's investments changes substantially, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Fund experiences significant redemption requests.
Tax Exemption Risk (principal risk for Elfun Tax-Exempt Income Fund). The amount of public information available about tax- exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund's ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund's investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.
Unconstrained Sector Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund and Elfun Diversified Fund). A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also potentially limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely.
U.S. Government Securities Risk (principal risk for Elfun Income Fund and Elfun Government Money Market Fund). U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the

Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. government securities may be affected adversely by changes in the ratings of those securities. Securities issued by the U.S. Treasury historically have been considered to present minimal credit risk. The downgrade in the long-term U.S. credit rating by at least two major rating agencies has introduced greater uncertainty about the ability of the U.S. to repay its obligations. Further credit rating downgrades or a U.S. credit default could decrease the value and increase the volatility of a Fund's investments.
U.S. Treasury Obligations Risk (principal risk for Elfun Income Fund and Elfun Government Money Market Fund). U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of a Fund's U.S. Treasury obligations to decline. The total public debt of the United States as a percent of gross domestic product grew rapidly after the financial crisis of 2008 and has remained at a historically high level. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective countercyclical fiscal policy in economic downturns. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. Fitch downgraded its rating of U.S. Treasury securities in August 2023. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. Any additional downgrades of U.S. Treasury securities from ratings agencies may cause the value of a Fund's U.S. Treasury obligations to decline. In recent years, impasses in Congress regarding the federal budget have caused repeated temporary Federal government shutdowns. While Congress has temporarily suspended the debt limit from time to time, the risks that the U.S. government will not adopt a long-term budget or deficit reduction plan, of one or more additional Federal government shutdowns or of future failures to not increase the Federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Valuation Risk (principal risk for Elfun International Equity Fund, Elfun Income Fund, Elfun Tax-Exempt Income Fund and Elfun Diversified Fund). Some portfolio holdings, potentially a large portion of a Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

Value Stock Risk (principal risk for Elfun Diversified Fund). Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or SSGA overestimates the stock's expected value. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in value stocks a Fund may underperform other investment portfolios that invest more broadly or that favor different investment styles.
Variable and Floating Rate Securities Risk (principal risk for Elfun Income Fund, Elfun Tax-Exempt Income Fund, Elfun Diversified Fund and Elfun Government Money Market Fund). Variable or floating rate securities are debt securities with variable or floating interest rates payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended generally to reflect market rates of interest and allow a Fund to participate (determined in accordance with the terms of the securities) in increases in interest rates through upward adjustments of the coupon rates on the securities. However, during periods of increasing interest rates, changes in the coupon rates may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. A Fund may also invest in variable or floating rate equity securities, whose dividend payments vary based on changes in market rates of interest or other factors.
In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. The extent of increases and decreases in the values of derivative variable rate securities and the corresponding change to the net asset value of the Fund in response to changes in market rates of interest generally may be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions, and maturity. The markets for such securities may be less developed and may have less liquidity than the markets for conventional securities.
When-Issued, TBA and Delayed Delivery Securities Risk (principal risk for Elfun Trusts, Elfun Income Fund, Elfun International Equity Fund, Elfun Government Money Market Fund and Elfun Tax-Exempt Income Fund). A Fund may purchase securities on a when-issued, TBA or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The prices of the securities so purchased or sold are subject to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of a Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose a Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. The Financial Industry Regulatory Authority, Inc. imposes mandatory margin requirements for certain types of when-issued, delayed delivery and forward commitment transactions, and effective May 22, 2024, such requirements will extend to TBA transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
Zero-Coupon Bond Risk (principal risk for Elfun Income Fund, Elfun Tax-Exempt Income Fund and Elfun Diversified Fund). Zero-coupon bonds are debt obligations that are generally issued at a discount and payable in full at maturity, and that do not provide for current payments of interest prior to maturity. Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. When interest rates rise, the values of zero-coupon bonds fall more rapidly than securities paying interest on a current basis, because a Fund is unable to reinvest interest payments at the higher rates.
Additional Information About the Funds' Non-Principal Risks
Conflicts of Interest Risk. An investment in a Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The

Funds may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In addition, the global spread of COVID-19 caused the Funds and their service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Funds. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Index Construction Risk (risk for Elfun Diversified Fund). A security included in the S&P 500 or the MSCI Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund's holdings may not exhibit returns consistent with that characteristic or exposure.

Index Licensing Risk (risk for Elfun Diversified Fund). It is possible that the license under which the Adviser or a Fund is permitted to replicate or otherwise use the S&P 500 or the MSCI Index will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the S&P 500 or the MSCI Index with another index which it considers to be appropriate in light of the investment strategy of a Fund. The use of any such substitute index may have an adverse impact on a Fund's performance. In the event that the Adviser is unable to identify a suitable replacement for the S&P 500 or the MSCI Index, it may determine to terminate a Fund.
Money Market Fund Investment Risk (risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, Elfun Tax-Exempt Income Fund and Elfun Diversified Fund). An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. The SEC has adopted amendments to money market fund regulation that, among other things, increase the daily and weekly liquid asset requirements. Such amendments may limit the Funds' investment flexibility and reduce its ability to generate returns. None of State Street Corporation, State Street, State Street Global Advisors (“SSGA”), SSGA FM or their affiliates (collectively, the “State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees during times of market stress.
Portfolio Turnover Risk (risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund and Elfun Tax-Exempt Income Fund). A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by a Fund may result in the realization of taxable capital gains, including short-term capital gains, which are taxed to individuals as ordinary income.
Temporary Defensive Positions (risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, Elfun Tax-Exempt Income Fund and Elfun Diversified Fund). In response to actual or perceived adverse market, economic, political, or other conditions, a Fund may (but will not necessarily), without notice, depart from its principal investment strategies by temporarily investing for defensive purposes. Temporary defensive positions may include, but are not limited to, cash, cash equivalents, U.S. government securities, repurchase agreements collateralized by such securities, money market funds, and high-quality debt investments. While investing defensively, a Fund may maintain a substantial portion of its assets in cash, on which a Fund may earn little if any income. If a Fund invests for defensive purposes, it may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Temporary Defensive Positions (risk for Elfun Government Money Market Fund). In response to actual or perceived adverse market, economic, political, or other conditions, a Fund may (but will not necessarily), without notice, depart from its principal investment strategies by temporarily investing for defensive purposes. While investing defensively, a Fund may maintain a substantial portion of its assets in cash, on which a Fund may earn little, if any, income. If a Fund invests for defensive purposes, it may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Portfolio Holdings Disclosure
The Funds' portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).

Management and organization
Investment Adviser
SSGA FM serves as the investment adviser to each Fund and, subject to the oversight of each Fund's Board ofTrustees (each, a “Board”), is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. In addition, the Adviser provides administrative, compliance and general management services to each Fund. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of December 31, 2023, the Adviser managed approximately $955.79 billion in assets and SSGA managed approximately $4.13 trillion in assets. The Adviser's principal business address is One Iron Street, Boston, Massachusetts 02210.
A discussion regarding the Board's consideration of the Funds' Investment Advisory Agreement is provided in the Funds' Semi-Annual Report to Shareholders for the period ended June 30, 2023.
Each Fund pays SSGA FM a combined fee for advisory and administrative services that is accrued daily and paid monthly. For the fiscal year ended December 31, 2023 the Funds paid SSGA FM the following amounts as a percentage of average net assets for investment management and administration services.
	Annual Management Fees (% of Average Daily Net Assets)
	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements
Elfun International Equity Fund	0.21%	0.21%
Elfun Trusts	0.14%	0.14%
Elfun Income Fund[1]	0.17%	0.16%
Elfun Tax-Exempt Income Fund	0.16%	0.16%
Elfun Diversified Fund[1]	0.17%	0.15%
Elfun Government Money Market Fund	0.10%	0.10%

1
SSGA FM, as the investment adviser to the Fund, is contractually obligated until April 30, 2025 to waive its management fee and/or reimburse certain expenses for the Fund, in an amount equal to any acquired fund fees and expenses (“AFFEs”), excluding AFFEs derived from the Fund's holdings in acquired funds for cash management purposes, if any. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to April 30, 2025 except with approval of the Fund's Board.
Each of the Adviser and certain of its affiliates (each a “Service Provider”) also may voluntarily reduce all or a portion of its fees and/or reimburse expenses for the Elfun Government Money Market Fund to the extent necessary to attempt to maintain a certain minimum net yield, which may vary from time to time, in SSGA FM's sole discretion (any such waiver or reimbursement of expenses by a Service Provider being referred to herein as a “Voluntary Reduction”). Under an agreement with the Service Providers relating to the Voluntary Reduction, the Elfun Government Money Market Fund has agreed to reimburse the Service Providers for the full dollar amount of any Voluntary Reduction beginning on May 1, 2020, subject to certain limitations. Each Service Provider may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the Elfun Government Money Market Fund.
A reimbursement to the Service Provider would increase fund expenses and may negatively impact the Elfun Government Money Market Fund's yield during such period. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Elfun Government Money Market Fund will be able to avoid a negative yield. The Elfun Government Money Market Fund has agreed, subject to certain limitations, to reimburse the applicable Service Provider for the full dollar amount of any Voluntary Reduction incurred after May 1, 2020. The Elfun Government Money Market Fund is not obligated to reimburse a Service Provider: (1) more than three years after the end of the fiscal year of the Fund in which the Service Provider provided a Voluntary Reduction; (2) in respect of any business day for which the net annualized one day yield of the Fund is less than 0.00%; (3) to the extent that the amount of the reimbursement to all Service Providers on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; (4) to the extent that the amount of such reimbursement would cause the Fund's net yield to fall below the

Fund's minimum yield; or (5) in respect of any such fee waivers and/or expense reimbursements that are necessary to maintain the Fund's Contractual Total Expense Limit (as defined in the Reimbursement Agreement) which is effective at the time of such fee waivers and/or expense reimbursements. Any such future reimbursement of an applicable Service Provider may result in the total annual operating expenses of the Fund exceeding the amount of the expense cap under the contractual expense limitation agreement because the expense is not covered by the agreement.
Manager of Managers Structure
SSGA FM has received an exemptive order from the SEC to operate the funds it manages under a manager of managers structure that permits SSGA FM, with the approval of each Fund's Board, including a majority of the independent Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, SSGA FM has responsibility, subject to oversight of each Fund's Board, for overseeing the Funds' sub-advisers and recommending to each Fund's Board their hiring, termination, or replacement. The SEC order also permits a Fund to disclose only the aggregate fees paid to the sub-advisers, in lieu of disclosing the fees paid to each such sub-adviser. The SEC order does not apply to any sub-adviser that is affiliated with the Funds or SSGA FM. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by a Fund also requires prior shareholder approval, which has been obtained for each of the Funds. None of the Funds currently employ a sub-adviser.
The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval for matters relating to sub-advisers or sub-advisory agreements. Operation of a Fund under the Manager of Managers Structure will not: (1) permit management fees paid by a Fund to SSGA FM to be increased without shareholder approval; or (2) diminish SSGA FM's responsibilities to a Fund, including SSGA FM's overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.
About the Portfolio Managers
Each Fund is managed by either an individual portfolio manager who is primarily responsible for the day-to-day management of the Fund, or a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Funds generally have final authority over all aspects of their portions of a Fund's investment portfolio, including security purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth biographical information for each portfolio manager (except for the Elfun Government Money Market Fund). For the Funds (except for the Elfun Government Money Market Fund) additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of the Funds is available in the SAI.
Key professionals involved in the day-to-day portfolio management of the Elfun International Equity Fund include the following:
Michael Solecki, CFA, is a Senior Managing Director of SSGA and the Adviser, Portfolio Manager and the Chief Investment Officer for Fundamental Equity. Previously, Mr. Solecki was Chief Investment Officer of Fundamental Growth and Core Equity at SSGA. He joined SSGA in July 2016 through the acquisition of GEAM by the ultimate parent company of SSGA. Previously at GEAM, as part of the International Equity team, he held a variety of leadership roles including Director of Research and Chief Investment Officer. He joined GEAM in 1991 as an equity research analyst in International Equity after completing GE's Financial Management Program where he had financial assignments at GE Energy, GE Capital and GEAM. Prior to GE, he worked for Monarch Capital Corporation. He holds a Bachelor of Science in Finance from Western New England College and a Master of Business Administration from Fordham University. He is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society New York. He is also a Board member at SoundWaters in Stamford, Connecticut.
Key professionals involved in the day-to-day portfolio management of the Elfun Trusts include the following:
William Sandow is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. Prior to this role, since 2012, Mr. Sandow was a senior research analyst and sector fund manager on the Fundamental Equity Research team covering biotechnology and pharmaceutical securities globally. He joined

SSGA through the acquisition of GEAM by the ultimate parent company of SSGA in July 2016. Prior to joining GEAM in 2012, Mr. Sandow spent seven years at Allianz Global Investors in various research and growth portfolio management roles. He started his investing career in 2000 at RCM Capital Management. Mr. Sandow has a Bachelor of Science in Accounting from Boston College and a Master of Business Administration in Finance from Indiana University's Kelley School of Business.
Chris Sierakowski, CFA, is a Managing Director of SSGA and the Adviser and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. Mr. Sierakowski joined SSGA through the acquisition of GEAM by the ultimate parent company of SSGA in July 2016. Prior to joining SSGA, Mr. Sierakowski served in various investment roles at GEAM since 1999, including portfolio management and as a research analyst providing coverage for the software, computer hardware, semiconductors, business services, and payments industries. Prior to GEAM, Mr. Sierakowski spent several years in consulting and as an officer in the U.S. Army. Mr. Sierakowski has a Bachelor of Science in Economics from the United States Military Academy and a Master of Business Administration in Finance, Strategy, and Accounting from the University of Chicago Booth School of Business. He earned the Chartered Financial Analyst (CFA) designation and has been a member of the CFA Institute since 2002.
Key professionals involved in the day-to-day portfolio management of the Elfun Income Fund include the following:
Matthew Nest, CFA, is a Managing Director of SSGA and the Adviser and the Global Head of Active Fixed Income. In this capacity, he is responsible for global active rates, investment grade credit, multi-sector portfolio solutions, insurance, currency, municipal, and structured credit strategies. Prior to joining SSGA in 2016, Mr. Nest spent sixteen years at PIMCO in a number of functions including portfolio management, strategy and business development. He has worked in the U.S., Sydney, Singapore and Hong Kong. He started his career at Bank of America and has been working in the investment industry since 1999. Mr. Nest has a Bachelor of Science in Economics from Arizona State University and a Master of Business Administration from the University of Chicago's Booth School of Business. He earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute.
James Palmieri, CFA, is a Managing Director of SSGA and the Adviser, a Senior Portfolio Manager, and Head of Structured Credit for the Fundamental Active Fixed Income Team. In his role, he is the lead portfolio manager and trader for the Structured Products Group servicing all total rate of return and insurance accounts managed in Stamford, CT. In addition to his portfolio management responsibilities, Mr. Palmieri is a member of the Fixed Income Currency and Cash Senior Leadership Team, and the Fundamental Active Core and Core Plus Fixed Income Team. He joined SSGA in 2016 through the acquisition of GEAM by the ultimate parent company of SSGA. Prior to joining SSGA, Mr. Palmieri worked at GEAM for eleven years as a senior portfolio manager and trader for all fixed income total rate of return and insurance accounts for GE. Prior to joining GEAM, he worked at Constitution State Corporate Credit Union for one year as an investment director and CIGNA Investment Management for five years as a fixed income portfolio manager. He received his Bachelor of Science from Central Connecticut State University, is a Chartered Financial Analyst (CFA) charter holder, and has twenty years of investment experience.
Key professionals involved in the day-to-day portfolio management of the Elfun Tax-Exempt Income Fund include the following:
Arthur Aaronson, CPA, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Global Fixed Income Solutions group focusing on Tax Exempt and Taxable Municipal securities. Mr. Aaronson joined SSGA in July 2016 through the acquisition of GEAM by the ultimate parent company of SSGA. He was a Portfolio Manager in the Insurance Asset Management Group prior to assuming his role on the Municipal team. He joined GEAM in 2002 as an Assistant Portfolio Manager. Prior to GEAM, he spent eleven years at the Princeton Insurance Companies as Vice President of Investments. Previous to his tenure at Princeton, he was Chief Financial Officer for Propac Underwriters and spent several years at Pannell Kerr Forster, a national public accounting firm. Mr. Aaronson has a Bachelor of Science in Accounting and Law from Clarkson University and is a Certified Public Accountant (CPA) and a member of the Pennsylvania Institute of Certified Public Accountants.
Stella DeLucia is a Managing Director of SSGA and the Adviser and a Senior Portfolio Manager in the Fixed Income Insurance Team. She is responsible for leading a team of insurance professionals managing $9 billion in insurance general account clients that includes approximately $2.1 billion in municipal assets. Ms. DeLucia joined SSGA in July 2016 through the acquisition of GEAM by the ultimate parent company of SSGA and has thirty years of experience in asset management. Ms. DeLucia started managing municipal portfolios in 1989 when she worked at Alliance Bernstein man aging national and state specific municipal mutual funds. Upon joining GEAM in 1994, she managed total return municipal portfolios for multiple insurance clients. Ms. DeLucia holds a Bachelor of Science from Cornell University and a Master of Business Administration from the Stern School of Business at New York University.
Key professionals involved in the day-to-day portfolio management of the Elfun Diversified Fund include the following:
Leo Law, CFA, is a Principal of SSGA and the Adviser and a Portfolio Manager in the Investment Solutions Group (ISG). He is responsible for the portfolio management of several investment strategies, including strategic and tactical global asset allocation. He is also actively involved in the business development of SSGA's model portfolio and defined contribution research. Prior to joining SSGA in 2016, Mr. Law worked as a portfolio analyst at Manulife Asset Management and a derivative analyst at Sun Life Financial, conducting industry wide fundamental research and implementing derivatives strategy to manage variable annuity products. Mr. Law holds a Bachelor of Science degree in Finance with a minor in Mathematics from Boston College. He earned the Chartered Financial Analyst (CFA) and Financial Risk Manager designations. He is a member of the CFA Institute and CFA Society Boston, Inc.
Michael Martel is a Managing Director of SSGA and the Adviser and Head of Portfolio Management in the Americas for SSGA's Investment Solutions Group (ISG). In this role, he is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. His work with clients includes aligning assets with long and short-term investment objectives, tactical asset allocation, and employing overlay strategies to enhance return and better manage risks. Prior to this role, Mr. Martel led ISG's Exposure Management Team. He has been working in the investment management field since 1992. Mr. Martel holds a Bachelor of Arts degree in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.
Seamus Quinn, CFA, CAIA, is a Principal of SSGA and the Adviser and a Portfolio Manager in the Investment Solutions Group (ISG). He is responsible for the development and investment management of a variety of customized multi-asset class portfolios, including strategic, tactical, and exposure management strategies. Mr. Quinn joined SSGA in 2012 and has been part of ISG since 2017. Prior to joining ISG, Mr. Quinn was a portfolio analyst in the Fixed Income Operations team. Prior to his role at SSGA, Mr. Quinn worked at State Street Corporation as a fund accountant. Mr. Quinn holds a Bachelor of Science degree in Finance from the University of Massachusetts and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Financial Analyst (CFA) and the Chartered Alternative Investment Analyst (CAIA) designations and is a member of the CFA Institute, CFA Society Boston, Inc., and the CAIA Association.
Other Fund Services
The Administrator, Sub-Administrator and Custodian
SSGA FM serves as administrator of each Fund. State Street serves as the custodian and sub-administrator for the Funds for a fee that is paid by the Funds.
The Transfer Agent and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC is the Funds' transfer agent and dividend disbursing agent (the “Transfer Agent”).
The Distributor
State Street Global Advisors Funds Distributors, LLC serves as the Funds' distributor (“SSGA FD”) pursuant to the Distribution Agreement between SSGA FD and the Funds.
Additional Information
The Trustees of the Funds oversee generally the operations of the Funds. The Funds enter into contractual arrangements with various parties, including among others the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Use of the Term “shares”
Under the organizational documents of each Fund, the Funds issue interests that are described in those documents as “units.”  To ease readability, throughout this prospectus, such units are referred to as “shares” and the Funds' interest holders as “shareholders.”
Shareholder Information
Determination of Net Asset Value
Each Fund determines its NAV per share once each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed. The NAV per share is based on the market value of the investments held in a Fund. The NAV of a Fund's Shares is calculated by dividing the value of the assets of the Fund attributable to that class less the liabilities of the Fund attributable to that class by the number of shares in the class outstanding. As noted in this Prospectus, each Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, and those securities may trade on weekends or other days when each Fund does not price its shares. Consequently, the NAV of each Fund's Shares may change on days when shareholders are not able to purchase or redeem the Fund's Shares. Purchase and redemption orders for Fund Shares are processed, respectively, at the NAV next determined after the Fund accepts a purchase order or receives a redemption request in good form. Each Fund values each security or other investment pursuant to guidelines adopted by the Board. Portfolio securities of the Elfun Government Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost. The Board has appointed the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Funds' Board, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price a Fund would have received had it sold the investment. To the extent that a Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published NAVs per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
Who May Purchase Shares
Shares of any of the six Funds may be purchased or held by the following as determined at the time the account is opened:
1.
General Electric Company (“GE”) employees;
2.
GE retirees;
3.
GE Board members;
4.
GE or its subsidiaries;
5.
Surviving un-remarried spouses of GE employees, GE retirees, GE Board members, or Fund Trustees;

6.
Immediate family members of GE employees, GE retirees, GE Board members or Fund Trustees, including immediate family members of shareholders who are former GE employees or GE Board members;
7.
Trusts for the sole benefit of (a) GE employees, (b) GE retirees, (c) GE Board members, (d) Fund Trustees, or immediate family members of (a), (b), (c) or (d);
8.
Estate planning vehicles of (a), (b), (c), or (d) for the benefit of lineal descendants (such as grandchildren and great-grandchildren) of GE employees, GE retirees, or GE Board members;
9.
The Trustees of the Funds; and
10.
Such others as the Trustees of the Funds may permit.
Immediate family is defined as a parent, spouse of parent, spouse, brother, sister, child, spouse of child, or grandchild (including blood, step, and adoptive relationships).
Residency Requirement
In order to be eligible to open an account with the Funds, an investor must be a legal resident of the United States (including the U.S. Virgin Islands and Puerto Rico), unless otherwise approved by the Funds. The Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains to non-U.S. residents in a check mailed to them; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.
How to Purchase Shares
Shares may be purchased in several ways. You may purchase shares by mail, bank wire, electronic funds transfer, via the Funds' website or by telephone. You may obtain an application from the Funds by calling 1-800-242-0134 or from the Funds' website at www.ssga.com.
In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, social security or taxpayer identification number, and possibly other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. This information will be used only for the purpose of establishing and confirming your identity.
If you do not provide this information when requested, or do not permit us to see identifying documents, we may be unable to verify your identity and open your accounts. Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's net asset value per share. If your account is closed for any reason, your shares will be redeemed at the net asset value per share next calculated, which may result in a loss of your investment as well as a taxable gain or loss.
To reduce expenses by eliminating duplicate mailings to the same address, the Fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one member of the household has an account with the Fund. If you would like to receive additional reports, prospectuses, or proxy statements, please call 1-800-242-0134. The Funds no longer issue physical certificates representing shares in any Fund. Ownership of shares is evidenced by Statements of Account representing shares issued in book-entry form (“book shares”).
The Funds may reject any purchase order or exchange request for any reason.
An individual or entity that purchases or holds shares and is determined by the Funds, at any time, to be ineligible, will be required to redeem those shares immediately and bear any associated transaction costs, market exposure risks, and tax consequences.
Minimum Investments
	By mail	By wire/ACH
Initial Investment	$500	$500

Initial investment minimums are reduced to $25 for Automatic Investment and Payroll Savings Plans. Accounts that fall below the $500 account minimum may be automatically redeemed by a Fund on 30 days' notice and will bear any associated transaction costs, market exposure risks, and tax consequences. There is no minimum for subsequent investments.
Opening an Account and Investing by Mail
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Read this Prospectus.
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If opening a new account, complete and sign the application. You may obtain an application by calling the Funds at (800)-242-0134 or from the Funds' website at www.ssga.com.
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Send a check drawn on a U.S. bank in U.S. Dollars payable to the Elfun Fund(s) in which you want to invest. Endorsed checks, credit card checks, courtesy checks, checks payable to cash, starter checks, travelers cheques, checks drawn from a foreign bank (or with a foreign address), money orders, post-dated checks, post-dated on-line bill pay checks, and any conditional order or payment are not accepted by the Funds. Cash (currency) is also not accepted.
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Third party checks, cashier's checks, official checks, teller and bank checks made out to the shareholder(s) will generally be accepted for subsequent investments if endorsed by all shareholder(s) on the account and accompanied by clear instruction noting the Fund and shareholder(s)' account number.
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If a check used to open or add to an account does not clear (which could take up to 10 days or more), you may be assessed an additional charge.
Mail to:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight delivery:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
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The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Such purchase orders or redemption requests will be considered received when they arrive at the premises where transfer agent functions are performed. In general, the transfer agent's policy is to pick up mail items in its post office box multiple times during the course of a business day.
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If you are not eligible to purchase shares of the Fund or you do not fully and accurately complete an application, an account will not be opened and your money will be returned without effecting a purchase.
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An account may be opened and a purchase may be effected while your eligibility to invest in the Funds is being verified. If, after your purchase is effected, we are unable to verify your eligibility to purchase shares or you are found to be ineligible to purchase shares, we will immediately redeem your shares at a price reflecting the net asset value per share next calculated after such determination is made, which may result in a loss on your investment as well as a taxable gain or loss.
Once You Have Opened an Account — You Have Additional Options
BY WIRE
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You may have your financial institution electronically transfer (wire) monies to your account. Wire to the address below. Include your name, the name of the Fund, and your account number. Before sending your wire, please contact State Street Global Advisors at (800)-242-0134 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wire Address:
U.S. Bank, N.A. 777 East Wisconsin Avenue
Milwaukee, WI 53202-5207
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(name of Fund to be purchased)
(shareholder name and address)
(shareholder account number)
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Your financial institution may charge a fee for wire transactions.
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Wire orders received by the close of regular trading on the New York Stock Exchange (“NYSE”) are executed at that day's net asset value per share. Wire orders received after the close of regular trading on the NYSE receive the next business day's price. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
ELECTRONIC FUNDS TRANSFER
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Investors may purchase additional shares of the Funds by calling (800)-242-0134. If you elected this option on your account application, and your account has been open for at least 10 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern Time, your shares will be purchased at the net asset value calculated on the day your order is placed.
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Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
How to purchase shares
DIRECT DEPOSIT OR PAYROLL DEDUCTION
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You may invest automatically with money deducted from your federal pay check, Social Security check, GE employee or other company's payroll check.
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To make arrangements, please contact us at (800)-242-0134.
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For payroll deductions, please complete a payroll deduction form and contact your employer directly.
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Account statements will be sent quarterly.
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You may elect to modify or terminate your participation in the Direct Deposit or Payroll Deduction programs by contacting your employer directly.
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The Funds may modify or terminate this feature at any time upon notice to you.
AUTOMATIC INVESTMENT PLAN
Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a periodic basis. In order to participate in the Plan, each purchase must be in the amount of $25 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Fund's transfer agent will charge a fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the new account application or the Account Options Form, as applicable, or call the Fund's transfer agent at (800)-242-0134 for additional information. Money invested pursuant to the Automatic Investment Plan will not be available from your Fund account for 10 business days. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent by telephone or in writing 5 days prior to the effective date. The Funds may modify or terminate this feature at any time.

By Website. Investors can purchase Shares of a Fund by accessing the Funds' website at www.ssga.com. Once a website transaction has been placed, it cannot be canceled or modified.
RETIREMENT ACCOUNTS
Shares of the Funds, other than the Elfun Tax-Exempt Income Fund, are available for purchase by an Elfun Traditional or Roth Individual Retirement Account (“Elfun IRAs”). An Elfun IRA application and further details about Elfun IRA plans are available from the Funds.
How to redeem shares
Redemption of Shares in General. You may take money out of your account by redeeming (selling) some or all of your shares.
By Mail. Each signature must be signature guaranteed for any redemption:
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When redemption proceeds are payable or sent to any person, address or bank account not on record;
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If a change of address was received by the Transfer Agent within the last 30 days; or
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When ownership of an account is being changed.
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The Funds and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.
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Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Mail to:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight Delivery:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
SIGNATURE GUARANTEE
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. The Funds may require additional information for redemptions made by corporations, executors, administrations, trustees, guardians or persons utilizing a power of attorney. A redemption request will not be deemed received in good order until the Funds have received all information typically required to assure the security of a particular account.
How to Receive Redemption Proceeds. Except as noted, the Funds typically expect to pay out redemption proceeds on the next business day after a redemption request is received in good order. If you purchased shares of a Fund by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, a Fund generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier's check, certified check or treasurer's check. The Funds reserve the right to pay for redeemed shares within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund. The Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than 7 days to the extent permitted by the 1940 Act.
The transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.
Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The Funds also may pay redemption proceeds using cash obtained through borrowing arrangements (including the Funds' line of credit, which is shared across all registered funds advised by SSGA FM other than money market funds) that may be available from time to time.
Redemptions not in excess of the lesser of $250,000 or 1% of a Fund's net assets must be made in cash. Redemptions that exceed the lesser of $250,000 or 1% of a Fund's net assets may be considered detrimental to the Fund's existing shareholders. Therefore, the Fund may require in the case of such redemptions that you take a “redemption in kind” upon redemption and may give you portfolio securities instead of cash proceeds. In the event a Fund elects to distribute securities in-kind to meet the redemption request, the Fund will distribute a pro rata slice of the Fund's portfolio securities, subject to certain limitations including odd-lot amounts of securities and securities subject to transfer restrictions. A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The organizational documents of each Fund place further limitations on a Fund's ability to distribute securities in-kind to meet redemption requests.
During periods of deteriorating or stressed market conditions, when an increased portion of a Fund's portfolio may be comprised of less liquid investments, or during extraordinary or emergency circumstances, a Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities as described above.
By Website. Investors can redeem Shares of a Fund by accessing the Funds' website at www.ssga.com. Once a website transaction has been placed, it cannot be canceled or modified.
By Telephone
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Shares may be redeemed by telephone via an agent during normal business hours with no dollar limitations.
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Shares may be redeemed by telephone up to a maximum of $100,000 per day utilizing the Funds' automated voice response system.
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Proceeds may be paid by check or wire and sent to bank account or address on record.
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The telephone option must have been selected during initial account setup or subsequently by written request signed by all registered shareholders.
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Call (800)-242-0134.
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Telephone privileges may be suspended for a particular account upon notice or if the Funds reasonably believe the caller or accountholder does not have legal capacity to effect transactions.
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Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures to authenticate the caller.
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Once a telephone transaction has been placed, it cannot be canceled or modified.
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Telephone transactions must be received before the close of trading on the NYSE (normally 4:00 p.m. Eastern Time). During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

By Wire
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You may redeem your shares by telephone and have the proceeds of the sale wired to your bank instead of receiving a check.
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Minimum wire is generally $500.
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A $15 fee per wire will be charged to your account.
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Call (800)-242-0134.
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Before we can process your wire redemption, we must have received proper wire instructions. You may provide wire instructions at initial account setup or subsequently. To provide wire instructions after initial account set up, send a written request, signed by each shareholder with a medallion signature guarantee, to:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
By Systematic Withdrawal Plan. You may select a specific amount to be redeemed from your account on a regular basis.
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Your account balance must be at least $10,000.
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Minimum of $50 per withdrawal.
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You may sell shares monthly or quarterly.
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You will receive written confirmation of transactions quarterly.
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Further information may be obtained by calling (800)-242-0134.
Checkwriting. Checkwriting privileges may be elected at no cost by shareholders of Elfun Government Money Market Fund. Checks may be made payable to any payee, generally in amounts of $100 or more. The Transfer Agent will redeem shares in an amount sufficient to cover the amount of a check. If the amount of the check is greater than the value of the shares in a shareholder's account, the check will be returned marked “insufficient funds” and you may be assessed an additional charge. Further information may be obtained by calling (800)-242-0134.
Special Considerations for Selling shares
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If your account balance falls below $500, the Transfer Agent may request that you bring your balance up to the $500 minimum or request that you close your account. If you take no action within 30 days, the Transfer Agent may sell your shares and mail the proceeds to you, in which case you will bear any transaction costs, market exposure risks, and tax consequences. This $500 minimum balance requirement is waived for qualified plans, Direct Deposit or Payroll Deduction accounts, and Automatic Investment Plan accounts.
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Book shares may be redeemed by telephone, via the Funds' website or mail.
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If the Board of the Elfun Government Money Market Fund determines that the deviation between the Fund's amortized cost price per share and the market based NAV per share may result in material dilution or other unfair results, the Board, subject to certain conditions, may suspend redemptions and payments in order to facilitate the permanent liquidation of the Elfun Government Money Market Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of redemption proceeds.
When We Receive Your Transaction Request
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Purchase and redemption requests received in good order will be executed at the net asset value per share next calculated after receipt of transaction instructions (in the case of redemptions, less any redemption fee as the Trustees may prescribe).
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For all Funds except Elfun Government Money Market Fund, purchase and redemption orders are executed only on days when the NYSE is open for trading. NAV normally is calculated as of the close of the NYSE. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.
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For the Elfun Government Money Market Fund, purchase and redemption orders are executed only on days on which the NYSE, the Federal Reserve banks and State Street are open for business. NAV normally is calculated at 5:00 p.m. Eastern Time. Pricing does not occur on NYSE holidays. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares of the Elfun Government Money Market Fund by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. The Elfun Government Money Market Fund reserves the right to accept orders to purchase or redeem shares,or to continue to accept such orders following the close of the NYSE, on any day that is not a business day or any day on which the NYSE closes early, provided the Federal Reserve remains open.
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For Funds declaring daily income dividends, you will begin to earn income as of the first business day after payment for your order has been received by the Fund.
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If authorized on your application or otherwise, you may initiate certain transactions (such as redemptions) by telephone. Neither the Funds nor any of their service providers will be responsible for losses resulting from unauthorized telephone transaction instructions if they follow reasonable procedures to verify the identity of the investor.
How to Exchange Shares
You can exchange shares of one Elfun Fund for shares of another Elfun Fund. For tax purposes, an exchange is a sale and purchase of shares. You may have a taxable gain or loss when you exchange your shares. To exchange shares:
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by telephone, call (800)-242-0134.
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by website, go to www.ssga.com. Once a website transaction has been placed, it cannot be canceled or modified.
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by mail, send your written request to us at the address below.
Mail to:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight Delivery:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202-5207
You should review the description of the Fund that you wish to purchase.
FREQUENT-TRADING LIMITS
Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by shareholders in mutual funds advised by SSGA FM (the “State Street Funds”). The State Street Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Excessive Trading into and out of a State Street Fund may harm a Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.
The Boards ofTrustees of the State Street Funds have adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the State Street Funds reserve the right to reject any exchanges or purchase orders by any shareholder engaging in Excessive Trading activities.
As a means to protect each State Street Fund and its shareholders from Excessive Trading:
The State Street Funds' transfer agent compiles, monitors and reports account-level information on omnibus and underlying shareholder/participant activity. Depending on the account type, monitoring will be performed on a daily, monthly, quarterly and/or annual basis;

The State Street Funds' distributor has obtained information from each financial intermediary holding shares in an omnibus account with the State Street Funds regarding whether the financial intermediary has adopted and maintains procedures that are reasonably designed to protect the Funds against harmful short-term trading; and With respect to State Street Funds that invest in securities that trade on foreign markets, pursuant to the State Street Funds' fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.
The State Street Funds' distributor has detailed procedures that document the transparency oversight and monitoring processes performed by the State Street Funds' transfer agent.
While the State Street Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The State Street Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Funds or their shareholders.
A State Street Fund shareholder's right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by Excessive Trading restrictions.
INACTIVE ACCOUNTS
Each Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements, which may include a period of no activity within your account. If a Fund is unable to establish contact with an investor, it will determine whether the investor's account can legally be considered abandoned and required to be escheated. The investor's last known address of record determines which state has jurisdiction.
In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact (800)-242-0134 to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares.
It is your responsibility to ensure that you maintain a correct address for your account, and maintain contact in ways such as by contacting the the Funds' transfer agent by mail or telephone or accessing your account through the Funds' website, and promptly cashing all checks for dividends, capital gains and redemptions. State requirements for maintaining contact with an account can vary and are subject to change. If you invest in a Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state unclaimed property laws. The Funds, the transfer agent and the distributor will not be liable to shareholders or their representatives for good faith compliance with state unclaimed property laws. Please check your state's unclaimed or abandoned property website for specific information.
If you are a resident of the state ofTexas, you may designate a representative to receive escheatment notifications by completing and submitting a designation form, which you can find on the website of the Texas Comptroller. Designating such a representative may be beneficial, since Texas law provides that the escheatment period will cease if the representative, after receiving an escheatment notification regarding your account, communicates knowledge of your location and confirms that you have not abandoned your account. You can mail a completed designation form to a Fund (if you hold shares directly with a Fund) or to your financial intermediary (if you do not hold shares directly with a Fund).
ADDITIONAL SHAREHOLDER INFORMATION
Responsibility for Fraud
The State Street Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the State Street Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Right to Change Policies
In addition to the rights expressly stated elsewhere in this Prospectus, the State Street Funds reserve the right, in the future, to:
1. Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;
2. Accept initial purchases by telephone;
3. Freeze any account and/or suspend account services if the State Street Funds have received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;
4. Temporarily freeze any account and/or suspend account services upon initial notification to the State Street Funds of the death of the shareholder until the State Street Funds receive required documentation in good order;
5. Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and
6. Redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or activity the State Street Funds believe to be suspicious, fraudulent, or illegal.
Changes may affect any or all investors. These actions will be taken when, at the sole discretion of SSGA FM management, we reasonably believe they are deemed to be in the best interest of the State Street Funds.
Dividends, Distributions and Tax Considerations
Unless you instruct a Fund to pay dividends from net investment income (including exempt-interest income) and distributions from net capital gains to you in a check mailed to you, they will be reinvested in your account. There are no fees or charges to reinvest dividends or distributions.
If you instruct us to mail you a dividend check and the check is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the applicable Fund. Further, if your distribution check is not cashed within six months of the date of the check, the distribution and all subsequent distributions may be reinvested in the applicable Fund at the then current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.
Fund	Distribution Policy
Elfun Trusts Elfun International Equity Fund Elfun Diversified Fund	Dividends typically are declared and paid annually. Short-term and long-term capital gain distributions, if any, typically are declared and paid annually.
Elfun Tax-Exempt Income Fund Elfun Income Fund Elfun Government Money Market Fund	Dividends are declared daily and paid monthly. Short-term and long-term capital gain distributions, if any, typically are declared and paid annually.
A Fund may pay dividends of investment income and/or capital gain distributions more frequently than set forth above in order to avoid Fund-level tax.
Dividend Policy Upon Purchase. A shareholder will receive a dividend of investment income or capital gain distribution only if the shareholder purchased Fund shares by the close of the record date of such dividend or capital gain distribution.
Tax Considerations
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Each Fund has elected to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, a Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. A Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
For federal income tax purposes, distributions of investment income (other than “exempt-interest dividends,” described below) generally are taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you have owned your Fund Shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year that are properly reported by a Fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund owned (or is deemed to have owned) for one year or less generally will be taxable to you as ordinary income when distributed to you by the Fund. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the Fund. The Elfun Government Money Market Fund generally does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income and the Elfun Income Fund and the Elfun Tax-Exempt Income Fund generally do not expect to make distributions that are eligible for taxation as qualified dividend income. Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares. Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a return of capital to the extent of your basis in the applicable Fund's shares, and, in general, as capital gain thereafter.
Distributions from the Elfun Tax-Exempt Income Fund properly reported as “exempt-interest dividends” are not generally subject to regular U.S. federal income tax, but may be subject to the U.S. federal alternative minimum tax and may be subject to state and local taxes. If you receive Social Security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Elfun Tax-Exempt Income Fund may have on the federal taxation of your benefits. The Elfun Tax-Exempt Income Fund may also invest a portion of its assets in securities that generate income that will be subject to regular U.S. federal income tax when distributed to shareholders. Distributions from the Elfun Tax-Exempt Income Fund other than exempt-interest dividends generally will be taxable as described above.
Any gain resulting from the redemption of Fund Shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held such Fund Shares. If the NAV of the Elfun Government Money Market Fund Shares were to vary from $1.00 per share, shareholders generally would realize a gain or loss upon the redemption or other taxable disposition of such Fund Shares. The IRS permits a simplified method of accounting for gains and losses realized upon the disposition of shares of a regulated investment company that is a money market fund. If you elect to adopt this simplified method of accounting with respect to shares of the Elfun Government Money Market Fund, rather than compute gain or loss on every taxable disposition of Fund Shares, you will determine your gain or loss based on the change in the aggregate value of your Fund Shares during a computation period (such as your taxable year), reduced by your net investment (purchase minus sales) in those shares during that period. Under this simplified method, any resulting net capital gain or loss would be treated as short-term capital gain or loss.
An additional 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the redemption (or other taxable disposition) of Fund Shares.
A Fund's income from or proceeds of dispositions of its investments in non-U.S. assets may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, a Fund may be entitled to elect to pass through to its shareholders a credit (or deduction, for a shareholder that itemizes deductions and so chooses) for foreign taxes (if any) borne with respect to foreign securities income earned by the Fund. If the Fund so elects, share holders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the Fund. There can be no assurance that a Fund will make such election, even if it is eligible to do so. If a Fund does not qualify for or does not make such election, shareholders will not be entitled separately to claim a credit or deduction with respect to foreign taxes incurred by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Certain of a Fund's investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of a Fund's distributions, and may require the Fund to sell its investments at a time when it is not advantageous to do so.
If you are not a U.S. person, dividends paid by a Fund that the Fund properly reports as capital gain dividends, short-term capital gain dividends, interest-related dividends, or exempt-interest dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain requirements are met. A Fund is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund's dividends other than those the Fund so reports as capital gain dividends, short-term capital gain dividends, interest-related dividends, or exempt-interest dividends generally will be subject to U.S. withholding tax at a 30% rate (or lower applicable treaty rate). See each Fund's SAI for further information.

The U.S. Treasury and IRS generally require a Fund to obtain information sufficient to identify the status of each shareholder under sections 1471-1474 of the Internal Revenue Code of 1986, as amended, and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) or under an applicable intergovernmental agreement between the United States and a foreign government. Please see the SAI for more information on FATCA reporting requirements.
Cost Basis Reporting. U.S. Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund Shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a financial intermediary, the Fund will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.

Financial Highlights
The financial highlight tables on the following pages are intended to help you understand each Fund's financial performance for the past five fiscal years. Certain information reflects the performance results for a single Fund Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the annual report to shareholders, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of each Fund's financial statements and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.

Elfun International Equity Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Inception date					1/1/88
Net asset value, beginning of period	$20.97	$26.73	$26.53	$23.69	$18.51
Income/(loss) from investment operations:
Net investment income(a)	0.46	0.56	0.83	0.29	0.43
Net realized and unrealized gains/(losses) on investments	3.80	(4.86)	1.57	2.86	5.15
Total income/(loss) from investment operations	4.26	(4.30)	2.40	3.15	5.58
Less distributions from:
Net investment income	(0.48)	(0.55)	(0.86)	(0.31)	(0.40)
Net realized gains	—	(0.91)	(1.34)	—	—
Total distributions	(0.48)	(1.46)	(2.20)	(0.31)	(0.40)
Net asset value, end of period	$24.75	$20.97	$26.73	$26.53	$23.69
Total Return(b)	20.35%	(16.11)%	9.05%	13.31%	30.14%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$173,754	$153,897	$204,799	$201,200	$199,123
Ratios to average net assets:
Net expenses	0.44%	0.44%	0.37%	0.40%	0.38%
Gross expenses	0.44%	0.44%	0.37%	0.40%	0.38%
Net investment income	1.99%	2.46%	2.93%	1.31%	2.02%
Portfolio turnover rate	9%	16%	17%	20%	15%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.

Elfun Trusts
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Inception date					5/27/35
Net asset value, beginning of period	$58.58	$79.73	$71.55	$62.16	$50.14
Income/(loss) from investment operations:
Net investment income(a)	0.80	0.72	0.72	0.64	0.71
Net realized and unrealized gains/(losses) on investments	19.40	(16.59)	16.72	14.90	17.15
Total income/(loss) from investment operations	20.20	(15.87)	17.44	15.54	17.86
Less distributions from:
Net investment income	(0.82)	(0.75)	(0.74)	(0.69)	(0.67)
Net realized gains	(1.40)	(4.53)	(8.52)	(5.46)	(5.17)
Total distributions	(2.22)	(5.28)	(9.26)	(6.15)	(5.84)
Net asset value, end of period	$76.56	$58.58	$79.73	$71.55	$62.16
Total Return(b)	34.49%	(19.87)%	24.28%	25.07%	35.57%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$3,636,415	$2,912,901	$3,965,156	$3,419,765	$2,979,222
Ratios to average net assets:
Net expenses	0.18%	0.18%	0.18%	0.18%	0.18%
Gross expenses	0.18%	0.18%	0.18%	0.18%	0.18%
Net investment income	1.18%	1.03%	0.89%	0.99%	1.20%
Portfolio turnover rate	22%	29%	26%	25%	17%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.

Elfun Income Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Inception date					12/31/84
Net asset value, beginning of period	$9.68	$11.67	$12.25	$11.74	$11.02
Income/(loss) from investment operations:
Net investment income(a)	0.34	0.25	0.24	0.29	0.32
Net realized and unrealized gains/(losses) on investments	0.19	(1.80)	(0.38)	0.63	0.73
Total income/(loss) from investment operations	0.53	(1.55)	(0.14)	0.92	1.05
Less distributions from:
Net investment income	(0.36)	(0.27)	(0.27)	(0.34)	(0.33)
Net realized gains	—	(0.17)	(0.17)	(0.07)	—
Total distributions	(0.36)	(0.44)	(0.44)	(0.41)	(0.33)
Net asset value, end of period	$9.85	$9.68	$11.67	$12.25	$11.74
Total Return(b)	5.78%	(13.47)%	(1.19)%	8.03%	9.50%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$146,043	$160,286	$218,824	$244,329	$233,663
Ratios to average net assets:
Net expenses	0.33%	0.32%	0.29%	0.27%	0.29%
Gross expenses	0.34%	0.32%	0.29%	0.27%	0.29%
Net investment income	3.51%	2.41%	2.03%	2.44%	2.77%
Portfolio turnover rate	53%(c)	40%(c)	71%(c)	108%(c)	107%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.

(c)
The portfolio turnover calculated for the fiscal years ended 12/31/23, 12/31/22 and 12/31/21 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 268%, 187%, and 184%, respectively.

Elfun Tax-Exempt Income Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Inception date					1/1/80
Net asset value, beginning of period	$10.13	$11.47	$11.67	$11.54	$11.19
Income/(loss) from investment operations:
Net investment income(a)	0.34	0.31	0.31	0.37	0.38
Net realized and unrealized gains/(losses) on investments	0.18	(1.28)	(0.14)	0.17	0.41
Total income/(loss) from investment operations	0.52	(0.97)	0.17	0.54	0.79
Contribution from affiliate (Note 5)	0.00 (b)	—	—	—	—
Less distributions from:
Net investment income	(0.39)	(0.37)	(0.37)	(0.41)	(0.44)
Total distributions	(0.39)	(0.37)	(0.37)	(0.41)	(0.44)
Net asset value, end of period	$10.26	$10.13	$11.47	$11.67	$11.54
Total Return(c)	5.31%	(8.44)%	1.44%	4.77%	7.13%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,009,908	$1,047,236	$1,250,501	$1,341,617	$1,377,821
Ratios to average net assets:
Net expenses	0.21%	0.21%	0.21%	0.21%	0.20%
Gross expenses	0.21%	0.21%	0.21%	0.21%	0.20%
Net investment income	3.37%	2.96%	2.65%	3.24%	3.35%
Portfolio turnover rate	79%	43%	42%	41%	25%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Rounds to less than $0.005.
(c)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.

Elfun Diversified Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Inception date					1/1/88
Net asset value, beginning of period	$17.02	$21.68	$20.97	$19.54	$17.02
Income/(loss) from investment operations:
Net investment income(a)	0.45	0.35	0.34	0.37	0.41
Net realized and unrealized gains/(losses) on investments	2.29	(3.67)	2.08	2.02	2.93
Total income/(loss) from investment operations	2.74	(3.32)	2.42	2.39	3.34
Less distributions from:
Net investment income	(0.41)	(0.42)	(0.42)	(0.38)	(0.42)
Net realized gains	(0.08)	(0.92)	(1.29)	(0.58)	(0.40)
Total distributions	(0.49)	(1.34)	(1.71)	(0.96)	(0.82)
Net asset value, end of period	$19.27	$17.02	$21.68	$20.97	$19.54
Total Return(b)	16.13%	(15.31)%	11.56%	12.23%	19.58%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$176,538	$166,006	$211,716	$205,144	$199,011
Ratios to average net assets:
Net expenses	0.32%	0.33%	0.30%	0.31%	0.30%
Gross expenses	0.34%	0.34%	0.30%	0.31%	0.30%
Net investment income	2.47%	1.83%	1.53%	1.88%	2.20%
Portfolio turnover rate	45%(c)	49%(c)	41%(c)	56%(c)	162%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.

(c)
The portfolio turnover calculated for the fiscal years ended 12/31/23, 12/31/22, 12/31/21 and 12/31/20 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 125%, 116%, 90% and 136%, respectively.

Elfun Government Money Market Fund
Financial Highlights
Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Inception date					6/13/90
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(loss) from investment operations:
Net investment income(a)	0.05	0.01	—	0.00 (b)	0.02
Total income from investment operations	0.05	0.01	—	0.00 (b)	0.02
Less distributions from:
Net investment income	(0.05)	(0.01)	—	(0.00)(b)	(0.02)
Total distributions	(0.05)	(0.01)	—	(0.00)(b)	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(c)	4.89%	1.45%	— %	0.32%	1.99%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$147,062	$159,127	$142,430	$153,251	$128,561
Ratios to average net assets:
Net expenses	0.26%	0.24%	0.09%	0.19%	0.26%
Gross expenses	0.26%	0.27%	0.26%	0.25%	0.26%
Net investment income	4.77%	1.50%	— %	0.30%	1.96%

Notes to Financial Highlights
(a)	Per share values have been calculated using the average shares method.
(b)	Rounds to less than $0.005.
(c)
Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.

IF YOU WISH TO KNOW MORE
You will find additional information about the Elfun Funds in the following documents:
Statement of Additional Information (“SAI”): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference and is legally considered part of this Prospectus.
Annual Report to Shareholders: Additional information about each Fund's investments is available in the Elfun Funds annual report to shareholders. In the annual report you will find a discussion of market conditions and investment strategies that significantly affected each of the Elfun Trusts', Elfun International Equity Fund's, Elfun Income Fund's, Elfun Tax-Exempt Income Fund's and Elfun Diversified Fund's performance during its last fiscal year.
You may obtain reports and other information about a Fund on the EDGAR Database on the Securities and Exchange Commission's (“SEC”) Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
ELFUN FUNDS
You may obtain a free copy of the SAI or the Funds' annual report and make inquiries by contacting:
State Street Global Advisors
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: (800)-242-0134
Website: www.ssga.com
INVESTMENT ADVISER
SSGA Funds Management, Inc.
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207
CUSTODIAN
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR AND SERVICING AGENT
State Street Global Advisors Funds Distributors, LLC
Member FINRA/SIPC
Investment Company Act file numbers:
Elfun Trusts: 811-00483
Elfun International Equity Fund: 811-05216
Elfun Income Fund: 811-03715
Elfun Tax-Exempt Income Fund: 811-02735
Elfun Diversified Fund: 811-05324
Elfun Government Money Market Fund: 811-05904
GM-PRO

ELFUN FUNDS
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2024
For information, call 1-800-242-0134

Elfun International Equity Fund	EGLBX
Elfun Trusts	ELFNX
Elfun Income Fund	EINFX

Elfun Tax-Exempt Income Fund	ELFTX
Elfun Diversified Fund	ELDFX
Elfun Government Money Market Fund	ELMXX
This Statement of Additional Information (“SAI”) supplements the information contained in the current statutory prospectus of the Elfun Funds (each, a “Fund” and collectively, the “Funds”) dated April 30, 2024, as it may be revised from time to time (the “Prospectus”) and should be read in conjunction with the Prospectus. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each Fund may be obtained without charge by calling the Funds at the toll-free telephone number listed above.
The financial statements for the Elfun International Equity Fund, Elfun Trusts, Elfun Income Fund, Elfun Tax-Exempt Income Fund, Elfun Diversified Fund and Elfun Government Money Market Fund for the fiscal year ended December 31, 2023 and the Independent Registered Public Accounting Firm's Report thereon are incorporated by reference to the Funds' Annual Report dated December 31, 2023, which may be obtained without charge by calling the Funds at the toll-free telephone number listed above. Information regarding the status of shareholder accounts may be obtained by calling the Funds at the toll-free telephone number listed above or by writing to the Funds at State Street Global Advisors c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701. Terms that are defined in the Prospectus shall have the same meanings in this SAI.
GM-SAI
1

2

INVESTMENT STRATEGIES AND RISKS
This section supplements the information contained in the Prospectus concerning the investment objectives and principal investment strategies and risks of the following six management investment funds (each, a “Fund” and together, the “Funds”): Elfun International Equity Fund (the “International Equity Fund”), Elfun Trusts, Elfun Income Fund (the “Income Fund”), Elfun Tax-Exempt Income Fund (the “Tax-Exempt Fund”), Elfun Diversified Fund (the “Diversified Fund”) and Elfun Government Money Market Fund (the “Money Market Fund”).
The investment objective or objectives of a Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting Shares of beneficial interest of that Fund. Certain investment restrictions also are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, as well as the investment policies, of each Fund are not fundamental and may be changed by each Fund's Board of Trustees (each, a “Board”) without shareholder approval.
The Prospectus contains information about the investment objective and policies of that Fund. This SAI should only be read in conjunction with the Prospectus of the Fund or Funds in which you intend to invest. In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, a Fund may employ other investment practices and may be subject to additional risks, which are described below.
To the extent consistent with its investment objective and restrictions, each Fund may invest in the following instruments and use the following techniques, and is subject to the following additional risks.
The table below summarizes the investment techniques that may be employed by the Funds. Certain techniques and limitations may be changed at the discretion of SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) and in some cases may be subject to the approval by each Fund's Board. Percentage figures refer to the percentage of a Fund's total assets (including any borrowings) that may be invested in accordance with the indicated techniques.
	International Equity Fund	Elfun Trusts	Income Fund	Tax- Exempt Fund	Diversified Fund	Money Market Fund
Borrowing Limit	33 1∕3%*	33 1∕3%*	33 1∕3%	33 1∕3%	33 1∕3%	33 1∕3%
Repurchase Agreements	Yes	Yes	Yes	Yes	Yes	Yes
Reverse Repurchase Agreements	No	No	Yes	Yes	Yes	Yes
Restricted Securities and Illiquid Investments	Yes	Yes	Yes	Yes	Yes	Yes
Structured and Indexed Securities	No	No	Yes	No	Yes	No
Options	Yes	Yes	Yes	Yes	Yes	Yes
Securities Index Options	Yes	Yes	Yes	Yes	Yes	Yes
Interest-Only Swaps, Interest Rate Swaps, Index Swaps and Credit Default Swaps	No	No	Yes	No	Yes	No
Futures Contracts and Options on Futures Contracts	Yes	Yes	Yes	Yes	Yes	Yes
Forward Contracts	Yes	No	Yes	No	Yes	No
Options on Foreign Currencies	Yes	No	Yes	No	Yes	No
Maximum Investment in Debt Securities	20%	35%	100% (maximum of 45% BBB by S&P Global Ratings (“S&P”) or Baa by Moody's Investors Services, Inc. (“Moody's”) or equivalent)	100% (maximum of 25% BBB by S&P or Baa by Moody's or equivalent)	100% (maximum of 45% BBB by S&P or Baa by Moody's or equivalent)	100%
3

	International Equity Fund	Elfun Trusts	Income Fund	Tax- Exempt Fund	Diversified Fund	Money Market Fund
Maximum Investment in Below-Investment Grade Debt Securities (High Yield Securities) (also known as “Junk Bonds”)	None	5% BB or B by S&P or Ba or B by Moody's or below or of similar quality	20% BB or B by S&P or Ba or B by Moody's or below or of similar quality	10% BB or B by S&P or Ba or B by Moody's or below or of similar quality	20% BB or B by S&P or Ba or B by Moody's or below or of similar quality	None
Maximum Investment in Foreign Securities	100%	35%**	35%**	None	70%**	0.5%***
When-Issued, Delayed Delivery and Forward Commitment Transactions	Yes	Yes	Yes	Yes	Yes	Yes
Lending Portfolio Securities	Yes	Yes	Yes	Yes	Yes	Yes
Rule 144A Securities	Yes	Yes	Yes	Yes	Yes	Yes
Debt Obligations of Supranational Agencies	No	No	Yes	No	Yes	Yes
Depositary Receipts	Yes	Yes	No	No	Yes	No
Securities of Other Investment Funds	Yes	Yes	Yes	Yes	Yes	Yes
Municipal Leases	No	No	Yes	Yes	Yes	No
Floating and Variable Rate Instruments	No****	No****	Yes	Yes	Yes	Yes
Participation Interests in Municipal Obligations	No	No	Yes	Yes	Yes	No

	International Fund	Elfun Trusts	Income Fund	Tax- Exempt Fund	Diversified Fund	Money Market Fund
Zero Coupon Obligations	No	No	Yes	Yes	Yes	Yes
Municipal Obligations Components	No	No	Yes	Yes	Yes	No
Custodial Receipts on Municipal Obligations	No	No	Yes	Yes	Yes	No
Mortgage-Related Securities, including Collateralized Mortgage Obligations (“CMOs”)	Yes	Yes	Yes	Yes	Yes	Yes
Government Stripped Mortgage-Related Securities	No	No	Yes	No	Yes	Yes
Asset-Backed Securities and Receivable-Backed Securities	No	No	Yes	No	Yes	Yes
Mortgage Dollar Rolls	No	No	Yes	Yes	Yes	Yes
Short Sales Against the Box	No	No	No	No	Yes	No
*
The Funds may not borrow money, except that each Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed, in the case of the International Equity Fund, 20% of the value of the Fund's total assets. The Funds can borrow money from banks with minimum assets of one billion dollars as long as, immediately after the borrowing, asset coverage of 300% exists. Whenever borrowings (including reverse repurchase agreements) of 5% or more of the International Equity Fund's total assets are outstanding, the Fund will not make any additional investments.
**
This limitation excludes: American Depositary Receipts (“ADRs”); securities of a foreign issuer with a class of securities registered with the U.S. Securities and Exchange Commission (the “SEC”) and listed on a U.S. national securities exchange; and dollar-denominated securities publicly offered in the U.S. by a foreign issuer.
***
Limited to 0.5% for the Money Market Fund under Rule 2a-7 because it is a U.S. Government money market fund (excludes repurchase agreement counterparties).
**** Excludes commercial paper and notes with variable and floating rates of interest.
Money Market Fund Investments. The Money Market Fund limits its portfolio investments to securities that the Adviser determines present minimal credit risk to the Fund. By limiting its investments to Eligible Securities, the Money Market Fund may not achieve as high a level of current income as a fund not limited to investing in Eligible Securities.
All investments purchased by the Money Market Fund will mature or will be deemed to mature generally within 397 days or less from the date of acquisition and the average maturity of the Money Market Fund portfolio (on a dollar-weighted basis) will be 60 days or less. The maturities of variable rate demand instruments held in the Money Market Fund's portfolio will be deemed to be the longer of the period required before the Money Market Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate readjustment, although the stated maturities may be in excess of 397 days. The weighted average life of the Money Market Fund's portfolio will be 120 days or less.
4

Under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), “Daily Liquid Assets” means (i) cash, (ii) direct obligations of the U.S. Government; or (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. The Money Market Fund will not acquire any security other than a Daily Liquid Asset if, immediately after the acquisition, the Money Market Fund would have invested less than 25% of its total assets in Daily Liquid Assets. Under Rule 2a-7 under the 1940 Act, “Weekly Liquid Assets” means (i) cash, (ii) direct obligations of the U.S. Government, (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that (A) are issued at a discount to the principal amount to be repaid at maturity; and (B) have a remaining maturity date of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days. The Money Market Fund will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Money Market Fund would have invested less than 50% of its total assets in Weekly Liquid Assets. The Money Market Fund may maintain a higher percentage of its total assets in Daily Liquid Assets or Weekly Liquid Assets if determined to be appropriate by the Board.
The Funds do not regard as a foreign security an Eligible Security issued by an issuer organized in the United States, even if affiliated with a foreign entity or otherwise serving as a nominal or co-issuer, or if issuing a security guaranteed by a foreign entity. Nor does the Money Market Fund regard as a foreign security, a dollar denominated Eligible Security issued by a foreign bank, with a branch in the United States. The assets of the Money Market Fund are valued on the basis of amortized cost, as described below under “Net Asset Value.” The Money Market Fund also may hold restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (“Rule 144A Securities”), and that are liquid (see “Restricted Securities and Other Illiquid Investments”).
Money Market Instruments. Money market instruments are short-term debt securities of the U.S. Government, banks, corporations and other entities with maturities of one year or less. The types of money market instruments in which each Fund may invest either directly or indirectly are as follows: (i) U.S. Government securities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements.
Each Fund, other than the Money Market Fund, may also invest indirectly in money market instruments through investments in the State Street Institutional U.S. Government Money Market Fund (the “State Street Money Market Fund”), which generally would be used to invest a Fund's cash balance, as well as the cash balances of other non-money market investment companies managed by the Adviser. The investment objective of the State Street Money Market Fund is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value (“NAV”). The State Street Money Market Fund seeks to achieve this objective by investing substantially all of its assets in obligations issued or guaranteed as to principal or interest, by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements secured by such instruments.
U.S. Government Securities. Each of the Funds may invest in the following types of U.S. Government securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an entity controlled by or supervised by, and acting as an instrumentality of, the Government of the United States pursuant to authority granted by the United States Congress, such as the following: the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”), Federal Deposit Insurance Corporation (“FDIC”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the U.S. Government securities that may be held by the Funds are instruments that are backed by the full faith and credit of the United States (i.e., U.S. Treasury bills and notes and obligations of Ginnie Mae). Other U.S. Government securities are neither issued by nor guaranteed by the full faith and credit of the U.S. Government, including those issued by Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury. The status of these entities and the value of their securities and the
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securities which they guarantee could be affected to the extent the entities no longer receive such support. Other securities issued by a Government agency or related entity also may be considered U.S. Government securities even though they are considered derivative instruments or use complex structures, such as stripped mortgage-backed securities, or interest-only or principal-only securities. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government, only if the portfolio manager determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund. For purposes of a repurchase agreement entered into by a Fund, however, U.S. Government securities serving as collateral for that repurchase agreement means only those types of U.S. Government securities that permit the Fund to look-through the repurchase agreement to that collateral for the purposes permitted by the 1940 Act, to the extent it is necessary or appropriate for the Fund to look through to that collateral.
Lending Portfolio Securities. Each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets. Each of the Money Market Fund, the Tax Exempt Fund, the Income Fund, and the Diversified Fund may lend its portfolio securities in an amount not to exceed 40% of the value of its net assets. Each of the International Equity Fund and the Elfun Trusts may lend its portfolio securities in an amount not to exceed 30% of each Fund's net assets taken at market value. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower typically will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain high quality short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. A Fund could lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. Certain non-cash collateral or investments made with cash collateral may have a greater risk of loss than other non-cash collateral or investments.
A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents to be approved by the Board who would administer the lending program for the Funds in accordance with guidelines to be approved by the Board. In such capacity, the lending agent would provide the following services to the Funds in connection with the Funds' securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of a Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral (or the proceeds of its liquidation) or in recovering the loaned securities. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement
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securities. Although a securities lending agent may agree to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund's securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price with guaranteed delivery provisions.
In response to market events, the SEC has adopted new reporting requirements for securities loans which include the public dissemination of certain information about such loans. These new reporting requirements may negatively impact a Fund's ability to execute certain of its investment strategies.
The Funds do not currently lend their portfolio securities.
Market Disruption and Geopolitical Risk. The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, epidemics or pandemics, such as that caused by COVID-19, and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the euro and the Economic and Monetary Union of the European Union (the “EU”) (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's investments. The EU faces challenges related to member states seeking to change their relationship with the European Union, exemplified by the United Kingdom's (“UK”) withdrawal from the EU in 2020 (an event commonly known as “Brexit”). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences associated with the exit, including how negotiations for new trade agreements will be conducted and whether the UK's exit will increase the likelihood of other countries also departing the EU.
Securities markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of a Fund.
For example, London Interbank Offered Rate (“LIBOR”) was the offered rate at which major international banks could obtain wholesale, unsecured funding. Certain of the Funds' investments, payment obligations, financing terms and other transactions (including certain derivatives transactions) have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly but the full impact of the transition on the Funds or the financial instruments in which the Funds invest cannot yet be fully determined. In addition, the Funds' investments, payment obligations, financing terms and other transactions (including certain derivatives transactions) may be tied to other floating rates such as Euro Interbank Offered Rate (“EURIBOR”) and other similar types of reference rates including as a result of the transition away from LIBOR to new alternative reference rates (each, a “Reference Rate”). Such Reference Rates as well as other types of rates and indices are classed as “benchmarks” and have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
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Recent political activity in the U.S. has increased the risk that the U.S. could default on some or any of its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds' investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. To the extent a Fund has focused its investments in the stock market index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.
Additionally, in the Spring of 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Market Turbulence Resulting from Infectious Illness. A widespread outbreak of an infectious illness, such as COVID-19, may lead to governments and businesses world-wide taking aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. As occurred in the wake of COVID-19, the spread of such an illness may result in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which may contribute to increased volatility in global markets. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies, economic sectors and industries, and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by an infectious illness also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of such an illness and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
Cash and Temporary Defensive Positions. During periods when the portfolio manager believes there are adverse market, economic, political or currency conditions domestically or abroad, the portfolio manager may assume, on behalf of a Fund, a temporary defensive posture and (i) without limitation hold cash or (ii) restrict the securities markets in which the Fund's assets are invested by investing those assets in securities markets deemed by the portfolio manager to be conservative in light of the Fund's investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash: (i) pending investment; (ii) for investment purposes; (iii) for cash management purposes, such as to meet redemptions, or pay operating expenses; and (iv) during a Fund restructuring. A Fund may also hold cash under circumstances where the liquidation of the Fund has been approved by the Fund's Board and therefore, investments in accordance with the Fund's investment objective and policies would no longer be appropriate. To the extent that a Fund holds cash, it may not achieve its investment objective(s).
Cash includes bank deposits, and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.
Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.
A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified
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percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.
Debt Instruments. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its Shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.
Ratings as Investment Criteria. The ratings of Nationally Recognized Statistical Rating Organizations (“NRSROs”) such as S&P or Moody's represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the portfolio manager as initial criteria for the selection of portfolio securities on behalf of the Funds, the portfolio manager also relies upon its own analysis to evaluate potential investments.
Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, the portfolio manager will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.
Certain Investment-Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.
Rule 144A Securities. Each Fund may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to a Fund's limitation on the purchase of illiquid investments, unless the Adviser (pursuant to guidelines established by the Board) determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. A Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. Each Fund's Board has established standards and procedures for determining the liquidity of a Rule 144A Security and monitors the Adviser's implementation of the standards and procedures.
When-Issued, Delayed Delivery and Forward Commitment Transactions. To secure an advantageous price or yield, each Fund may purchase securities on a when-issued, delayed delivery, to-be-announced (“TBA”) or forward commitment basis and may sell securities on a forward commitment or delayed delivery basis. A Fund will enter into when-issued, delayed delivery, TBA or forward commitment transactions for the purpose of acquiring securities and not for the purpose of leverage.
When purchasing a security on a when-issued, delayed delivery, TBA or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. In general, a Fund does not pay for the securities until received and does not start earning interest or other income until the contractual settlement date. A Fund may take delivery of the securities or it may sell the securities before the settlement date.
At the time of delivery of the securities, the value may be more or less than the purchase or sale price. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, TBA or forward commitment purchases are outstanding, the purchases may result in a form of leverage and give rise to increased volatility of the Fund's NAV. Default by, or bankruptcy of, a counterparty to a when-issued, delayed delivery, TBA or forward commitment transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Purchases of when-issued, delayed delivery, TBA or forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.
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A TBA transaction involves a commitment to purchase securities sold for a fixed price where the underlying securities are announced at a future date. The seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. For this reason, in a TBA transaction, a Fund commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions. The purchaser in a TBA transaction generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser.
Each Fund may also enter into a forward commitment to sell securities it owns. The use of forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. In a forward sale, a Fund does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined. Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts.
Rule amendments recently finalized by the Financial Industry Regulatory Authority, Inc. (“FINRA”) will impose, effective May 22, 2024, mandatory margin requirements for “Covered Agency Transactions,” which include TBA transactions, certain transactions in pass-through mortgage-backed securities or small-business administration-backed asset-backed securities and transactions in CMOs, in each case where such transactions have delayed contractual settlement dates of a specified period. There are limited exceptions to these margin requirements. Covered Agency Transactions historically have not been required to be collateralized. The collateralization of Covered Agency Transactions is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of such transactions and impose added operational complexity.
Below Investment-Grade Debt Securities. Certain Funds are authorized to invest in securities rated lower than investment-grade (sometimes referred to as “junk bonds”). Below investment-grade and comparable unrated securities (collectively referred to as “below investment-grade” securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.
The market values of certain below-investment grade securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below-investment grade securities generally present a higher degree of credit risk. Issuers of below-investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because below-investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for below-investment grade securities may diminish a Fund's ability to obtain accurate market quotations for purposes of valuing the securities held by the Fund and calculating the Fund's NAV.
Repurchase and Reverse Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with its investment objectives. The Funds may enter into repurchase agreements with banks, other financial institutions, such as broker-dealers, and other institutional counterparties. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Adviser also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements. Income derived by the Tax-Exempt Fund when engaging in a repurchase agreement is not exempt from U.S. federal income taxation. Repurchase agreements maturing in more than seven days may be considered illiquid.
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A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.
The Money Market Fund considers repurchase agreements to be cash or cash items.
Certain Funds may engage in reverse repurchase agreements, subject to its investment restrictions. A reverse repurchase agreement, which is a form of borrowing, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund's securities is considered to be disadvantageous. Cash, U.S. Government securities or other liquid assets equal in value to a Fund's obligations with respect to reverse repurchase agreements may be segregated and maintained with the Fund's custodian or a designated sub-custodian while a reverse repurchase agreement is in effect.
A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. The new clearing requirements could make it more difficult for a Fund to execute certain investment strategies.
Restricted Securities and Other Illiquid Investments. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. An investment is considered illiquid if it cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter (“OTC”) option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. In addition, securities which, if sold, might position the Income Fund or the Tax-Exempt Fund as an underwriter under the 1933 Act, will be deemed to be illiquid.
The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Funds to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Independent Trustees (as defined below), have designated the Adviser to administer the Funds' LRMP. Under the LRMP, the Adviser assesses, manages, and periodically reviews the Funds' liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors' interests in the Funds. The liquidity of the Funds' portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Funds can expect to be exposed to greater liquidity risk. While the LRMP attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund's investments.
A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the 1933 Act. Restricted securities are not, however, considered illiquid if they are determined to be liquid by a Fund's Board or by the Adviser under Board-approved procedures. The guidelines established by each Fund's Board or the Adviser would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Fund's holdings of those securities may become illiquid. Purchases by these Funds of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted.
Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection
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requirements that may be applicable if their securities were publicly traded. A Fund's investments in illiquid investments are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Adviser deems representative of their value, the value of the Fund's net assets could be adversely affected.
For more information about limitations to the Funds' investments in restricted securities and other illiquid investments, please see the section of this SAI entitled “INVESTMENT RESTRICTIONS.”
Foreign Investments. Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in fund value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.
Investing in foreign securities (including those dominated in foreign currencies) involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the dollar value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell fund securities to obtain sufficient cash to pay such dividends. As discussed below, such techniques also entail certain risks.
Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, and such practices and standards may vary significantly from country to country. There may be less publicly available information about a foreign company than about a domestic company. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (the “NYSE”) (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements or portfolio transactions or loss of certificates for portfolio securities.
In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or taxation (which could potentially be confiscatory), political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.
Foreign Government Securities. Certain Funds may invest in debt obligations of foreign governments or their agencies or instrumentalities, including those with emerging economies or securities markets. Investing in sovereign debt obligations involves risks not present when investing in the debt obligations of foreign corporate issuers. The issuer of the debt or the government authority that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Funds may have limited recourse in the event of such a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of
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U.S. issuers. A sovereign debtor's willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow circumstances, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, its policy towards principal international lenders and the political constraints to which a sovereign debtor may be subject.
Depositary Receipts. Certain Funds may invest in securities of foreign issuers in the form of ADRs and European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”). ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.
Currency Exchange Rates. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.
Because investment in foreign issuers will usually involve currencies of foreign countries, and because each Fund, other than the Tax-Exempt Fund and the Money Market Fund, may have currency exposure independent of their securities positions, the value of the assets of these Funds as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments quoted or denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase. The International Equity Fund often has substantial currency exposure both from investments quoted or denominated in foreign currencies and from their currency positions.
Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also are affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund is more susceptible to the risk of adverse economic and political developments within those countries.
Forward Currency Transactions. Certain Funds may hold foreign currencies for various portfolio management purposes such as meeting settlement requirements for foreign securities or holding foreign currency received in connection with investments in foreign securities when, in the judgment of the portfolio manager, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Funds will incur costs in connection with conversions between currencies. Certain Funds may, but are not required to, engage in currency exchange transactions, such as engaging in forward foreign currency exchange contracts (“forward currency contracts” or “forward contracts”) to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. The International Equity Fund and Diversified Fund also may purchase and sell forward contracts to seek to increase total return when the portfolio manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Funds. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for a given year.
Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the
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contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. A Fund, however, may enter into certain types of forward currency contracts subject to centralized clearing requiring deposits of collateral or involving the payment of commissions. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. To assure that a Fund's forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Fund's custodian or a designated sub-custodian in an amount equal to or exceeding the Fund's commitment with respect to the contracts, marked-to-market daily.
In connection with the maturity of a forward currency contract, a Fund may (i) accept or make delivery of the underlying currency, (ii) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (iii) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund's paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Fund may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.
Certain Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when they enter into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when they anticipate the receipt in a foreign currency of dividend or interest payments on such a security which either holds, the Funds may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
Certain Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities the Fund intends to purchase. These Funds may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the portfolio manager determines that there is a pattern of correlation between the two currencies. Additionally, when the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency.
While certain Funds will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while these Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss. Likewise, to the extent that the International Equity Fund and Diversified Fund enter into forward foreign currency exchange contracts to seek to increase total return, the risk of losses on such contracts due to unanticipated changes in currency prices is greater than it is when such contracts are used to reduce currency exchange rate risk.
In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the portfolio manager's special skills and experience with respect to those instruments and will usually depend upon the portfolio manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. If a devaluation is generally
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anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.
The ability to dispose of a Fund's positions in forward currency contracts depends on the availability of active markets in those instruments, and the portfolio manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.
Emerging Markets. Each Fund, other than the Tax-Exempt Fund, may invest a portion of its assets in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries.
The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. As a result, a Fund may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of a Fund to invest in securities of certain issuers located in those countries.
Special Risk Considerations of Investing in China. Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and U.S. or foreign government interventions or restrictions with respect to Chinese issuers, which could preclude the Fund from making certain investments or result in the Fund selling investments at disadvantageous times and which may also cause reduced liquidity and increased price volatility in such investments, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) potentially higher rates of inflation, (viii) the unavailability of consistently-reliable economic data, (ix) the relatively small size and absence of operating history of many Chinese companies, (x) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (xi) greater political, economic, social, legal and tax-related uncertainty, (xii) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xiii) higher dependence on exports and international trade, (xiv) the risk of increased trade tariffs, embargoes and other trade limitations, (xv) restrictions on foreign ownership, and (xvi) risks associated with variable interest entity (“VIE”) structures, and (xvii) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
The Funds may also gain investment exposure to Chinese companies through VIE structures. Such investments are subject to the investment risks associated with the Chinese-based company. Although VIEs are a common industry practice and well known to officials and regulators in China, until recently, VIEs were not formally recognized under Chinese law. However, in late 2021, the Chinese government signaled its interest in implementing filing requirement rules that would both affirm the legality of VIE structures and regulate them. How these filing requirements will operate in
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practice, and what will be required for approval, remains unclear. While there is optimism that these actions will reduce uncertainty over Chinese actions on VIEs, there is also caution given how unresolved the process is. Until these rules are finalized, and potentially afterwards depending on how they are implemented, there remains significant uncertainty associated with VIE investments.
The VIE structure enables foreign investors, such as the Funds, to obtain investment exposure to a Chinese company in situations in which the Chinese government has prohibited or limited non-Chinese ownership of such company. The VIE structure does not involve direct equity ownership in a China-based company, but rather involves claims to the China-based company's profits and control of the assets that belong to the China-based company through contractual arrangements. The contractual arrangements in place with the China-based company provide limited ability for the VIE to exercise control over the China-based company and the China-based company's actions may negatively impact the investment value of the VIE. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments such as chops and seals are used without authorization.
Intervention by the Chinese government with respect to the VIE structure could significantly affect the Chinese operating company's performance and thus, the value of a Fund's investment through a VIE structure, as well as the enforceability of the contractual arrangements of the VIE structure. In the event of such an occurrence, a Fund, as a foreign investor, may have little or no legal recourse. If the Chinese government were to determine that the contractual arrangements establishing the VIE structure did not comply with Chinese law or regulations, the Chinese operating company could be subject to penalties, revocation of its business and operating license, or forfeiture of ownership interests. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, or Chinese law changes in a way that adversely affects the enforceability of the arrangements, or the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available.
In addition, unexpected political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the renewal or escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result of one country's imposition of tariffs on the other country's products. In addition, sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at disadvantageous times. Events such as these and their impact on the Funds are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets, and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
Natural Disasters. The Funds may invest in securities of a region that may be more susceptible to natural disasters (including earthquakes and tsunamis) or adverse changes in climate or weather. The risks of such phenomena and the resulting social, political, economic and environmental damage (including nuclear pollution) cannot be quantified. Economies in which agriculture occupies a prominent position, and countries with limited natural resources (such as oil and natural gas), may be especially vulnerable to natural disasters and climatic changes.
Securities of Other Investment Companies. Each Fund may invest in other investment companies (including those advised by the Adviser) that invest principally in securities in which the Fund is authorized to invest, and as permitted by the 1940 Act and the rules thereunder. To the extent a Fund invests in other investment companies, the Fund's shareholders may incur certain duplicative fees and expenses, including investment advisory fees.
Exchange-Traded Funds and Other Index-Related Securities. Certain Funds may invest in exchange-traded funds (“ETFs”), which are baskets of securities designed to generally track an index or a foreign market, such as the SPDR Family of Funds or S&P Depositary Receipts. These securities are considered to be investment companies for purposes of each Fund's investment limitations.
Derivative Instruments. Derivative instruments derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500® Index, or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or
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financial indicators (“References”) or the relative change in two or more References. Some forms of derivative instruments, such as exchange-traded futures and certain options, are traded on regulated exchanges. These types of derivative instruments are standardized contracts for which market quotations are published daily. Non-standardized derivative instruments, on the other hand, tend to be more specialized or complex, and may be harder to value. Certain types of derivative instruments in which a Fund may invest are described more fully below, including swaps, options, futures contracts and options on futures contracts. While derivative instruments may be useful for investment and hedging, they also carry additional risks.
A Fund's use of various investment techniques may involve derivative instruments. There is no guarantee that these techniques will work. A Fund may, but is not required to, use derivative instruments as a substitute for taking a long or short position in an underlying asset, to seek to increase returns, or as part of a hedging strategy, such as to “hedge” against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets. Some derivative instruments have the effect of leverage on a Fund, meaning that a small investment in derivative instruments could have a potentially large impact on a Fund's returns. The use of derivative instruments involves risks different from, and/or possibly greater than, the risks associated with investing directly in the underlying assets or references. The use of derivative instruments is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio manager is incorrect in its forecasts of security or market values, interest rates or currency exchange rates, as applicable, the investment performance of a Fund would be less favorable than it would have been if derivative instruments were not used. Potential losses from certain derivative instruments are unlimited. Derivative instruments can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative instrument held by a Fund for hedging purposes may not correlate with the Fund's investments which are intended to be hedged, which could impact Fund performance. A Fund may choose not to invest in derivative instruments because of their cost, limited availability or any number of other reasons deemed relevant by the Adviser and the portfolio manager(s) responsible for managing the Fund. Each Fund may purchase put and call options on securities, write covered put and call options on securities, purchase and write put and call options on securities indices, enter into futures contracts or related options, and certain Funds may engage in interest-only swaps, interest rate swaps, index swaps and credit default swaps, purchase OTC options, engage in forward contracts and purchase and write put and call options on foreign currencies, as further described above and below. A Fund's use of one or more of these techniques is also subject to the risks generally associated with investments in derivative instruments.
Cleared Derivatives Transactions. Transactions in some types of swaps are required to be centrally cleared by applicable rules and regulations and a Fund may also voluntarily centrally clear other transactions that are available for clearing. In a cleared derivatives transaction, a Fund's counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because the Funds are not members of a clearing house, and only members of a clearing house can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to a Fund than bilateral (non-cleared) arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. A Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on a Fund's behalf. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between a Fund and clearing members is drafted by the clearing members and generally is less favorable to a Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund's clearing member. Also, such documentation typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.
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Counterparty risk with respect to derivatives has been and will continue to be affected by rules and regulations relating to the derivatives market. With respect to a centrally cleared transaction, a party is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to centrally cleared derivatives is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member's proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account (which can be invested in instruments permitted under the regulations). Therefore, a Fund might not be fully protected in the event of the bankruptcy of the Fund's clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers, with a claim against the clearing member for any deficiency. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amount is generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission (the “CFTC”) require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Fund's initial margin, the Fund is subject to the risk that a clearing house will use the assets attributable to it in the clearing house's omnibus account to satisfy payment obligations a defaulting customer of the clearing member has to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund's cleared derivatives positions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.
Swap Execution Facilities. Certain derivatives contracts are required to be executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as a Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if a Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. A Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund's behalf, against any losses or costs that may be incurred as a result of the Fund's transactions on the SEF. In addition, a Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund's behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.
Custodial Risk. There are risks involved in dealing with the custodians or brokers who hold a Fund's investments or settle a Fund's trades. It is possible that, in the event of the insolvency or bankruptcy of a custodian or broker, a Fund would be delayed or prevented from recovering its assets from the custodian or broker, or its estate, and may have only a general unsecured claim against the custodian or broker for those assets. In recent insolvencies of brokers or other financial institutions, the ability of certain customers to recover their assets from the insolvent's estate has been delayed, limited, or prevented, often unpredictably, and there is no assurance that any assets held by a Fund with a custodian or broker will be readily recoverable by the Fund. In addition, there may be limited recourse against non-U.S. sub-custodians in those situations in which a Fund invests in markets where custodial and/or settlement systems and regulations are not fully developed, including emerging markets, and the assets of the Fund have been entrusted to such sub-custodians. SSGA FM or an affiliate may serve as the custodian of the Funds.
Risks Associated with Derivatives Regulation. The U.S. government has enacted and is continuing to implement legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The EU, the UK and some other countries have adopted and are continuing to implement similar
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requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Such rules and other rules and regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. While the rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to kinds of costs and risks.
For example, in the event of a counterparty's (or its affiliate's) insolvency, a Fund's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU, the UK and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU and the UK, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
The SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC's Release 10666 and ensuing staff guidance. The rule also requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule.
Additionally, U.S. regulators, the EU, the UK and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between a Fund and its counterparties and may increase the amount of margin a Fund is required to provide. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.
Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics related to the Funds. For example, the SEC has proposed new rules requiring the reporting and public disclosure of a manager's positions in security-based swaps, including CDS, equity total return swaps and related positions. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps, new rules requiring managers to file monthly confidential reports with the SEC regarding equity short sales and related activity, new rules regarding regulatory and public reporting of certain securities lending transactions, and new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of investment managers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for the Portfolio to execute certain investment strategies and may have an adverse effect on the Funds' ability to generate returns.
These and other regulations are relatively new and evolving, so their full impact on the Funds and the financial system are not yet known.
Purchasing Put and Call Options on Securities. Each Fund may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the OTC market. A Fund may purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated
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appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.
Covered Option Writing. Each Fund may write covered put and call options on securities. A Fund will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.
The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (i) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (ii) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (iii) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iv) if, at the time the call is written, an amount of cash, U.S. Government securities or other liquid assets equal to the fluctuating market value of the optioned securities is segregated with the Fund's custodian or with a designated sub-custodian. A put option will be deemed covered (i) if, at the time the put is written, an amount of cash, U.S. Government securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Fund's custodian or with a designated sub-custodian, or (ii) if the Fund continues to own an equivalent number of puts of the same “series” (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Funds' custodian or with a designated sub-custodian).
The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.
Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.
So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.
A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the OTC market. In light of the need for a secondary market in which to close an
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option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. The Adviser expects that the Funds will write options, other than those on U.S. Government securities, only on national securities exchanges. Options on U.S. Government securities may be written by the Funds in the OTC market.
A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.
No assurance can be given that a Fund will be able to effect closing purchase transactions at a desired time. The ability of a Fund to engage in closing purchase transactions with respect to options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities options only if a liquid secondary market appears to exist for the option purchased or sold, no such secondary market may exist or the market may cease to exist.
Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and FINRA and by requirements of the Code for qualification as a RIC. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio's position being offset by a loss on the hedge position.
A Fund will engage in hedging transactions only when deemed advisable by the portfolio manager. Successful use by a Fund of options will depend on the portfolio manager's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.
Securities Index Options. Each Fund may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the OTC market, which indices include securities held in the Fund's portfolio. The Funds with such option-writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.
A securities index option written by a Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible.
A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.
The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.
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The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the portfolio manager's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.
Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio manager desires that a Fund engage in such a transaction.
Futures Contracts and Options on Futures Contracts. Each Fund may enter into interest rate, financial and stock or bond index futures contracts and options on financial futures contracts, securities (limited to debt securities in the case of the Tax-Exempt Fund) and, in the case of the Diversified Fund, interest rate futures contracts and options on interest rate futures contracts that are traded on a U.S. or foreign exchange or board of trade approved by the CFTC or in the OTC market. If entered into, these transactions can be made for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved.
An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.
The Funds are operated by the Adviser, which has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Funds under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. As a result, the Funds are limited in their ability to trade instruments subject to the CFTC's jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).
Under this exclusion, a Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund's positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund's portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund's portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
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No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash or other securities acceptable to the broker typically equal to approximately 1% to 10% of the contract amount will be provided to the Fund's futures commission merchant. This amount, which is subject to change by the exchange on which the contract is traded, is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, a Fund may seek to close out a position by taking an opposite position which will operate to terminate the Fund's existing position in the futures contract; however, there is no guarantee that a Fund will be able to do so.
If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.
An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the NAV of the Fund holding the options.
The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Furthermore, because any income earned from transactions in futures contracts and related options will be taxable, the Adviser anticipates that the Tax-Exempt Fund will invest in these instruments only in unusual circumstances, such as when the Adviser anticipates a significant change in interest rates or market conditions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.
Although the Funds intend to enter into futures contracts only if an active market exists for the contracts, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered and no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.
The CFTC and certain futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals, and energy commodities. Unless an exemption applies, all positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes complying with position limits. It is possible that positions of different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held
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by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund's investment strategy.
Futures and options transactions on markets located outside the United States, including markets formally linked to a United States market, may be subject to regulations which offer different or diminished protection to a Fund and its investors. Further, United States regulatory authorities may be unable to compel the enforcement of the rules of regulatory authorities or markets in non-United States jurisdictions where transactions for the Fund may be effected.
Interest-Only Swaps, Interest Rate Swaps, Index Swaps and Credit Default Swaps. Certain Funds may invest in interest-only swaps, interest rate swaps, index swaps and credit default swaps. An interest-only swap is a synthetic total return swap index referencing the interest components of agency mortgage-backed securities pools. Interest-only swaps tend to be very sensitive to interest rate changes and can decline in value if prepayment rates become more rapid.
Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. In an index swap, a Fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse, with a Fund receiving interest payments from another party in exchange for movements in the total return of a specified index. Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a Fund could experience a higher or lower return than anticipated.
The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller is normally obligated to pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. If a Fund writes a credit default swap it would normally be required to segregate liquid assets equal in value to the notional value of the reference obligation.
OTC Options. Certain Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.
Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer that issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers that will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.
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Options on Foreign Currencies. Certain Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Funds with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the OTC market.
Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.
Options on foreign currencies may be traded on foreign exchanges that are not regulated by either the SEC or the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions than in the United States, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.
As with other kinds of option transactions, however, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. These Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, the International Equity Fund and Diversified Fund may purchase call or put options on currency to seek to increase total return when the portfolio manager anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not being held in the Fund. When purchased or sold to increase total return, options on currencies are considered speculative.
Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of that Fund's net assets. Included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the NYSE or the American Stock Exchange. Warrants acquired by a Fund in shares or attached to securities may be deemed to be without value.
Smaller Capitalization Companies. Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater
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degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.
Supranational Agencies. Certain Funds may invest in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly known as the World Bank), which was chartered to finance development projects in developing member countries; the EU, which is a twenty-eight-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not supported, directly or indirectly, by the U.S. Government.
Municipal Obligations. The term “Municipal Obligations” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for regular U.S. federal income tax purposes in the opinion of bond counsel to the issuer.
Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. The portfolio manager will not review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel.
Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.
Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of Municipal Obligations also may be affected by changes in the credit rating or financial condition of the issuing entities.
Tax legislation may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither the Funds nor the portfolio manager can predict with certainty the effect of tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither the Funds nor the portfolio manager can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. The Funds monitor legislative developments and consider whether changes in the objective or policies of a Fund need to be made in response to those developments. If any such laws are enacted that would reduce the availability of Municipal Obligation for investment by the Tax-Exempt Fund so as to affect the Fund's shareholders adversely, the Fund will reevaluate its investment objective and policies and might submit possible changes in its structure to its shareholders for their consideration. If legislation were enacted treating the interest on a type of Municipal Obligation as taxable for U.S. federal income tax purposes, the Funds might treat the security as a permissible taxable instrument for the Fund within the applicable limits set forth in the Prospectus.
The Diversified Fund, Income Fund and Tax-Exempt Fund intend to invest in Municipal Obligations of a broad range of issuers, consistent with prudent regional diversification. Investors in certain states may be subject to state taxation on all or a portion of the income and capital gains produced by such securities.
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Municipal Leases. Included among Municipal Obligations in which certain Funds may invest are participations in lease obligations or installment purchase contracts issued by state or local governmental authorities (“Municipal Leases”) to obtain funds to acquire a wide variety of equipment and facilities.
Although Municipal Leases do not normally constitute general obligations of the municipality, they are ordinarily backed by the municipality's agreement to make the payments due under the obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, Municipal Leases have additional risks not normally associated with other Municipal Obligations. Municipal Leases may contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in some states and, from time to time, certain municipalities have considered not appropriating funds for lease payments. Moreover, although some Municipal Leases will be secured by the leased equipment and facilities, the disposition of the equipment or facilities in the event of foreclosure might prove to be difficult.
Municipal Leases that a Fund may acquire will be both rated and unrated. Rated Municipal Leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the portfolio manager deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Fund's Board.
An unrated Municipal Lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the portfolio manager to be of high quality and minimal credit risk will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the portfolio manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.
Municipal Leases held by a Fund may be considered illiquid and therefore subject to a Fund's limitation on the purchase of illiquid investments, unless the Fund's Board determines on an ongoing basis that an adequate trading market exists for the Municipal Lease. In determining the liquidity of a Municipal Lease, in accordance with methods adopted by each Fund's Board, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes; (ii) the number of dealers willing to purchase or sell the security; (iii) the willingness of dealers to undertake to make a market; (iv) the nature of the marketplace trades; and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.
The Tax-Exempt Fund intends to invest in Municipal Leases of a broad range of issuers, consistent with prudent regional diversification. Interest payments on qualifying Municipal Leases are exempt from U.S. federal income taxes. Investors in most states will generally be subject to state taxation on all or a portion of the income and capital gains produced by such securities.
Municipal Obligation Components. Certain Funds may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and decrease as the Auction Component's rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.
Custodial Receipts. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon obligations
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described below. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced as a result of any additional taxes paid as a result of such treatment.
Floating and Variable Rate Instruments. Certain Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. Interest rates on these securities are ordinarily tied to widely recognized market rates, which are typically set once a day. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and tend to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.
The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.
Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.
Certain Funds may purchase floating and variable rate demand bonds and notes, which are debt securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund's right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by the Adviser for the purchase of debt securities. The Adviser considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund's portfolio.
Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by U.S. Government securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. The Funds intend to exercise their right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of their investment portfolios.
Zero Coupon Obligations. Certain Funds may invest in zero coupon obligations. Zero coupon obligations generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon obligations prior to their maturity or disposition, each Fund will be
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required for U.S. federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero-coupon obligations. Such dividends will be paid from the cash assets of the Fund, from borrowings or by sale of portfolio securities including, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to sell thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.
Zero coupon obligations are generally divided into two categories: “Pure Zero Obligations,” which are those that pay no interest for their entire life, and “Zero/Fixed Obligations,” which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation's having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the life or payment deferral period of the obligation.
Structured and Indexed Securities. Certain Funds may invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators (“reference instruments”). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Funds will bear the market risk of the reference instrument.
Mortgage-Related Securities. Certain Funds may invest in mortgage-related securities, which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as Ginnie Mae, by government related organizations, such as Fannie Mae and Freddie Mac, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.
The average maturity of pass-through pools of mortgage-related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.
Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. Ginnie Mae, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States. Issuers include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the FHFA acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury. The role of these entities could be significantly reduced or eliminated. In 2013 and 2014, multiple bills were introduced into
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Congress that would reduce or eliminate the role of Fannie Mae and Freddie Mac in the secondary mortgage market. Elimination of the traditional roles of Fannie Mae and Freddie Mac, reduction of their activities, limitation of financing support or access to borrowing arrangements, or any other significant adverse change in their financial condition, could affect the value of the securities which they guarantee.
Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The portfolio manager assesses new types of mortgage-related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.
Several risks are associated with mortgage-related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayments of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, a Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund's yield. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.
Certain Funds may enter into transactions involving mortgage-backed securities in the TBA market. As with other delayed-delivery transactions, in the TBA market, the seller agrees to deliver to a buyer mortgage-backed securities for an agreed upon price on an agreed upon date. However, at the time of the transaction, the seller makes no guarantee as to which or how many securities are to be delivered and the buyer agrees to accept any mortgage-backed securities that meet specified terms. For example, the buyer and the seller might agree upon the interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before the TBA mortgage-backed securities are issued. In addition to the risks described above and the risk that the underlying mortgages may be less favorable than anticipated by a Fund, investments in TBA mortgage-backed securities are also subject to the risks described in this SAI under “Derivative Instruments” and “When-Issued, Delayed Delivery and Forward Commitment Transactions.”
Adjustable Rate Mortgage-Related Securities. Certain Funds may invest in adjustable rate mortgage-related securities. Adjustable Rate Mortgage-Related Securities (“ARMs”) have interest rates that reset at periodic intervals, thereby allowing certain Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds generally will be able to reinvest these amounts in securities with a higher current rate of return. None of these Funds, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or “caps”) for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, these Funds' NAVs may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of ARMs will slightly lag behind changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of these Funds before the interest rates on the underlying mortgages are adjusted to reflect current market rates.
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Collateralized Mortgage Obligations. Each Fund may invest in CMOs. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.
Further, if a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the portfolio manager, each of these Funds limits its investments in these securities, together with other illiquid instruments, to the limits as described in the section of this SAI entitled “INVESTMENT RESTRICTIONS.”
Ginnie Mae Certificates. Ginnie Mae Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by Ginnie Mae, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. Ginnie Mae guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. Ginnie Mae Certificates are called “pass-through” certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.
The average life of Ginnie Mae Certificates varies with the maturities of the underlying mortgages. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the Ginnie Mae Certificate.
Real Estate Related Investments. Certain Funds may invest in real estate related securities. There are significant risks inherent in real estate related investments. The securities of issuers that develop, own, construct, manage, or sell residential, commercial, or industrial real estate, are subject to all of the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, lack of availability of financing, costs resulting from clean-up of environmental problems or liability to third parties for damages arising from environmental problems, and natural disasters, acts of war and terrorist attacks. The securities of issuers whose products and services are related to the real estate industry are subject to the risk that the value of those securities will be adversely affected by one or more of the foregoing risks.
In addition to the risks discussed above, equity real estate investment trusts (“REITs”) may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, if applicable, equity and mortgage REITs could possibly fail to qualify for favorable tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.
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Government Stripped Mortgage-Related Securities. Certain Funds may invest in government stripped mortgage-related securities issued and guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. These securities represent beneficial ownership interests in either periodic principal distributions (“principal-only” or “PO”) or interest distributions (“interest-only” or “IO”) on mortgage-related certificates issued by Ginnie Mae, Freddie Mac or Fannie Mae. The certificates underlying the government stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. These Funds will invest in government stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by these Funds.
Investing in government stripped mortgage-related securities involves risks normally associated with investing in mortgage-related securities issued by the government or government related entities. In addition, the yields on government stripped mortgage-related securities are extremely sensitive to prepayment on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO government stripped mortgage-related securities and increasing the yield to maturity on PO government stripped mortgage-related securities. Sufficiently high prepayment rates could result in these Funds not fully recovering their initial investment in an IO government stripped mortgage-related security. The sensitivity of an IO security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate.
Government stripped mortgage-related securities are currently traded in an OTC market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade in a government stripped mortgage-related security at a desired time. These Funds will acquire government stripped mortgage-related securities only if a secondary market exists for the securities at the time of acquisition. Except for government stripped mortgage-related securities based on fixed rate Freddie Mac and Fannie Mae mortgage certificates that meet certain liquidity criteria established by a Fund's Board, each Fund treats government stripped mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to the limits as described in the section of this SAI entitled “INVESTMENT RESTRICTIONS.”
Asset-Backed and Receivable-Backed Securities. Certain Funds may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to a CMO or CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.
The yield characteristics of asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The portfolio manager will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.
Asset-backed securities involve certain risks that are not posed by other types of CMO securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.
Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and Other Collateralized Debt Obligations (“CDOs”). Certain Funds may invest in CBOs, CLOs and other CDOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have
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credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.
Mortgage Dollar Rolls. Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any proceeds received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the portfolio manager's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.
For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.
Short Sales Against the Box. The Diversified Fund may sell securities “short against the box.” Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Swap transactions, futures contracts and other derivative-type instruments that reflect the equivalent of a short sale or a short position are not considered to be a short sale or short position for this purpose or for purposes of determining whether a short sale or position is considered to be “against the box.”
Borrowing from Banks and Investment in Leveraged Investments. The Money Market Fund, Tax-Exempt Fund and Income Fund may borrow from banks (as defined in the 1940 Act), invest in permitted leveraged investments and engage in transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law. Borrowing money to purchase securities will increase the Money Market Fund's, Tax-Exempt Fund's or Income Fund's exposure to capital risk and higher current expenses. Any gain in the value of securities purchased with borrowed money or income earned from these securities that exceeds the interest paid on the amount borrowed would cause the Money Market Fund's, Tax-Exempt Fund's or Income Fund's NAV per Share to increase faster than would otherwise be the case. There can be no assurance that the Money Market Fund, Tax-Exempt Fund or Income Fund will be able to realize a higher return on its investment portfolio than the then-current interest rate on borrowed money. If the Money Market Fund's, Tax-Exempt Fund's or Income Fund's current investment income were not sufficient to meet interest costs on borrowings, it could be necessary for the Money Market Fund, Tax-Exempt Fund or Income Fund to liquidate certain of its investments, thereby reducing the NAV attributable to the Money Market Fund's, Tax-Exempt Fund's or Income Fund's Shares.
Financial Support Provided to Money Market Fund. GE Asset Management Incorporated (“GEAM”), the former investment adviser to the Money Market Fund, made a voluntary capital contribution to the Money Market Fund in the amount of $384,504.16 on October 20, 2016, in order to restore the Money Market Fund's mark-to-market net asset value to $1.00 per share measured as of October 20, 2016, and to address a prior year distribution matter. The Money Market Fund was required to disclose additional information about this event on Form N-CR and to file this form with the Securities and Exchange Commission. Any Form N-CR filing submitted by the Money Market Fund is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.
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Russia Sanctions Risk. Following Russia's invasion of Ukraine in late February 2022, various countries, including the U.S. and the UK, as well as the E.U., issued broad-ranging economic sanctions against Russia. The U.S. and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia's invasion. A large number of corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, or other countries that support Russia's military invasion, may result in the devaluation of Russian currency, a downgrade in the country's credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on a Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, certain Funds have used, and may in the future use, fair valuation procedures approved by a Fund's Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.
Recent Money Market Regulatory Reforms. On July 12, 2023, the SEC adopted amendments to money market fund regulation (“Money Market Fund Reform”) increase the daily liquid asset requirements from 10% to 25% and increase the weekly liquid asset requirements from 30% to 50%. Money Market Fund Reform permits government money market funds (such as the Elfun Government Money Market Fund), that are experiencing a gross negative yield as a result of negative interest rates, to either convert from a stable share price to a floating share price or reduce the number of shares outstanding (through a reverse stock split) to maintain a stable net asset value per share, subject to certain Board determinations and disclosures to investors. Money Market Fund Reform, among other things, also imposes additional reporting requirements on money market funds. The Elfun Government Money Market Fund's operations will be impacted as it comes into compliance with Money Market Fund Reform.
PORTFOLIO HOLDINGS
Introduction
The policies set forth below are to be followed by State Street Bank and Trust Company (“State Street”) and SSGA FM (collectively with State Street, the “Service Providers”) for the disclosure of information about the portfolio holdings of the Funds. These disclosure policies are intended to ensure compliance by the Service Providers and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each Fund's Board must approve all material amendments to the policy.
General Policy
It is the policy of the Service Providers to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.
No information concerning the portfolio holdings of the Funds may be disclosed to any party (including shareholders) except as provided below. The Service Providers are not permitted to receive compensation or other consideration in connection with disclosing information about a Fund's portfolio to third parties. In order to address potential conflicts between the interest of Fund shareholders, on the one hand, and those of the Service Providers or any affiliated person of those entities or of the Fund, on the other hand, the Fund's policies require that non-public disclosures of information regarding the Fund's portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the Fund.
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Each Fund's Board exercises continuing oversight over the disclosure of each Fund's holdings by (1) overseeing the implementation and enforcement of the portfolio holding disclosure policy, codes of ethics and other relevant policies of each Fund and the Service Providers by the Funds' Chief Compliance Officer (“CCO”) and (2) considering reports and recommendations by the Funds' CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act). Each Board reserves the right to amend the policy at any time without prior notice in its sole discretion.
Publicly Available Information. Any party may disclose portfolio holdings information after the holdings are publicly available.
Disclosure of the complete holdings of each Fund is required to be made quarterly within 60 days of the end of the Fund's fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the monthly holdings report on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Funds' fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Each Fund will also make complete portfolio holdings available generally no later than 60 calendar days after the end of such Fund's fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Fund's filings with the SEC or on their website.
The Money Market Fund generally posts a full list of its portfolio holdings on its website no later than the fifth business day of each month, reflecting its portfolio holdings as of the last business day of the previous month. Such monthly posting shall contain such information as required by Rule 2a-7(h)(10) under the 1940 Act and remain posted on the website for not less than six months.
Press Interviews, Brokers and Other Discussions
Portfolio managers and other senior officers or spokespersons of the Service Providers or the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these disclosure policies.
Trading Desk Reports
The Adviser's trading desk may periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. In no case may such lists identify individual clients or individual client position sizes. Furthermore, in the case of equity securities, such lists shall not show aggregate client position sizes.
Miscellaneous
Confidentiality Agreement. No non-public disclosure of the Funds' portfolio holdings will be made to any party unless such party has signed a written Confidentiality Agreement. For purposes of the disclosure policies, any Confidentiality Agreement must be in a form and substance acceptable to, and approved by, the Funds' officers.
Evaluation Service Providers. There are numerous mutual fund evaluation services (such as Morningstar, Inc. and Broadridge Financial Solutions, Inc., formerly Lipper, Inc.) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may distribute (or authorize the Service Providers and the Funds' custodian or fund accountants to distribute) month-end portfolio holdings to such services and departments only if such entity has executed a confidentiality agreement.
Additional Restrictions. Notwithstanding anything herein to the contrary, each Fund's Board, State Street and SSGA FM may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these disclosure policies.
Waivers of Restrictions. These disclosure policies may not be waived, or exceptions made, without the consent of the Funds' officers. All waivers and exceptions involving a Fund will be disclosed to the Fund's Board no later than its next regularly scheduled quarterly meeting.
Disclosures Required by Law. Nothing contained herein is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, SSGA FM, State Street, the Funds or any of its affiliates or service providers may file any report required by applicable law (such as Schedules 13D and 13G and Form 13F or Form N-MFP), respond to requests from regulators and comply with valid subpoenas.
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INVESTMENT RESTRICTIONS
The Funds are subject to certain fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the approval of the holders of a majority of the outstanding voting Shares of the Funds affected by such change. Non-fundamental policies may be changed by a majority vote of the Fund's Board at any time.
Fundamental Investment Restrictions for the International Equity Fund and the Elfun Trusts
1.
Investment in the Securities of any one Issuer. (a) Neither Fund may invest more than 5% of its total assets in the securities (other than U.S. Government securities and, in the case of the International Equity Fund, other than securities issued or guaranteed by a foreign country or its instrumentalities) of a single issuer. (b) The Elfun Trusts may not purchase more than 10%, and the International Equity Fund may not purchase more than 15%, of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction. (c) Neither Fund may purchase more than 10% of the outstanding voting securities of any one issuer. Securities of a foreign government will be treated as a single issuer for purposes of this restriction.
2.
Investment in a Particular Industry. Neither Fund may invest more than 25% of the value of its total assets in the securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government. Each foreign country's banks are regarded as a separate industry.
3.
Borrowing. The Funds may not borrow money, except that each Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed, in the case of the International Equity Fund, 20% of the value of the Fund's total assets. The Funds can borrow money from banks with minimum assets of one billion dollars as long as, immediately after the borrowing, asset coverage of 300% exists. Whenever borrowings (including reverse repurchase agreements) of 5% or more of the International Equity Fund's total assets are outstanding, the Fund will not make any additional investments.
4.
Lending. Neither Fund may lend its assets or money to other persons, except through (a) lending its portfolio securities in an amount not to exceed 30% of each Fund's net assets taken at market value; (b) in the case of the International Equity Fund, the purchase of obligations of persons not in control of, or under common control with, the Fund (including obligations of restricted securities); and (c) in the case of Elfun Trusts, trading in financial futures contracts, options on financial futures contracts, securities indexes and securities.
5.
Purchase Securities on Margin; Short Sales. Neither Fund may purchase securities on margin or make short sales, except that the International Equity Fund may join with other investment companies or client accounts managed by SSGA FM in the purchase or sale of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.
6.
Participation in the Underwriting of Securities. Neither Fund may participate in the underwriting of securities or joint trading accounts, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting.
7.
Real Estate. Neither Fund may purchase or sell real estate and the Elfun Trusts may not invest in real estate limited partnership interests, except that each Fund may (a) engage in the purchase or sale of real estate as necessary to provide it with an office for the transaction of business, (b) invest in the securities of real estate investment trusts or in the securities of companies that invest or deal in real estate, mortgages or interests in real estate or mortgages and (c) invest in securities secured by real estate.
8.
Commodities. Neither Fund may purchase or sell commodities or commodities contracts, except that each Fund may invest in futures contracts and related options and other similar contracts (including, in the case of the International Equity Fund, foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in the Prospectus.
9.
Restricted Securities and Illiquid Investments. Neither Fund may purchase securities which are illiquid or restricted (as those terms are described below and in the Prospectus), if more than 10% of the net assets of the Fund would be invested in any combination of these securities. For purposes of this restriction, illiquid investments are
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securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities; restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities.
10.
Other Investment Companies. (a) Neither Fund may invest in the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results, other than the customary broker's commission. (b) Neither Fund may invest in the securities of closed-end investment companies if the Fund would own more than 3% of the total outstanding voting stock of the company or more than 5% of the value of the Fund's total assets would be invested in the securities of any one investment company or the aggregate investment by the Fund in all investment companies would have a value in excess of 10% of the Fund's total assets. The limitations described above do not apply if the investment is part of a plan of merger, consolidation, reorganization or acquisition.
11.
Options, Straddles and Spreads. The International Equity Fund may not purchase or sell put options, call options, straddles, spreads or combinations of put options, call options, straddles and spreads, except as described in this Statement of Additional Information and the Prospectus.
12.
Affiliate Ownership. The Elfun Trusts may not purchase or retain securities of any company if, to the knowledge of the Adviser or the Fund's Trustees, officers or Trustees of the Fund or officers and directors of the Adviser individually own more than 1/2 of 1% of the outstanding securities of the company and together they beneficially own more than 5% of the securities.
Notes to Fundamental Investment Restrictions for the International Equity Fund and the Elfun Trusts
The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, outstanding securities, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of fundamental investment restriction number 2, the Funds may use the industry classifications reflected by the Directory of Companies Required to File Annual Reports with the SEC, Bloomberg Inc. and the S&P 500® Index. In addition, each Fund may select its own industry classifications, provided such classifications are reasonable.
Non-Fundamental Investment Restrictions for the International Equity Fund and the Elfun Trusts
The International Equity Fund and the Elfun Trusts have adopted the following additional investment restrictions applicable (except as noted) to both Funds. These are not fundamental and may be changed by the Fund's Board without shareholder approval.
1.
Real Estate. In connection with the fundamental restriction prohibiting the International Equity Fund from investing in real estate, the International Equity Fund may not invest in real estate limited partnerships.
2.
Senior Securities. Neither Fund may issue senior securities, except as otherwise permitted by its fundamental policies or by applicable law. (Each Fund hereby undertakes to seek shareholder approval of this policy as a fundamental policy as part of the next shareholder meeting of the Fund, when and if such shareholder meeting occurs).
Notes to Non-Fundamental Investment Restrictions for the International Equity Fund and the Elfun Trusts
The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, outstanding securities, or in any ratings, will not be deemed to result in a violation of the restriction.
Fundamental Investment Restrictions for the Money Market Fund, the Tax-Exempt Fund and the Income Fund
1.
Investment in the Securities of any one Issuer. Each Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) U.S. Government securities (as defined in the 1940 Act),
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(c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund's total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.
2.
Investment in a Particular Industry. No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry. For purposes of this restriction, supranational organizations are collectively considered to be members of a single “industry.”
3.
For the Money Market Fund only: Securities issued by domestic banks or by structured investment vehicles are not considered to be part of any industry, except to the extent the assets held by the structured investment vehicle (on a look-through basis) constitute the same industry.
4.
Borrowing. No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.
5.
Lending. No Fund may lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.
6.
Participation in the Underwriting of Securities. No Fund may participate in the underwriting of securities or joint trading accounts, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Income Fund and the Tax-Exempt Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.
7.
Real Estate. Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.
8.
Commodities. Each Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.
9.
Senior Securities. No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.
Notes to Fundamental Investment Restrictions for the Money Market Fund, the Tax-Exempt Fund and the Income Fund
The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, outstanding securities, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of fundamental investment restriction number 2, the Funds may use the industry classifications reflected by the Directory of Companies Required to File Annual Reports with the SEC, Bloomberg Inc. and the S&P 500® Index. In addition, each Fund may select its own industry classifications, provided such classifications are reasonable. For purposes of investment restriction 2 above, “government securities” (as defined in the 1940 Act), which include but are not limited to, mortgage-backed securities and asset-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not securities of an issuer in an industry, meaning that the Funds' industry concentration restrictions do not apply to such securities.
Non-Fundamental Investment Restriction for the Tax-Exempt Fund
The Tax-Exempt Fund has adopted the following additional investment restriction. This is not fundamental and may be changed by the Fund's Board without shareholder approval.
Investment in a Particular Industry. The Tax-Exempt Fund will not exclude domestic bank obligations in determining the amount of its assets which may be invested in a particular industry.
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For purposes of this non-fundamental investment restriction, the Tax-Exempt Fund may use the industry classifications reflected by the Directory of Companies Required to File Annual Reports with the SEC, Bloomberg Inc. and the S&P 500® Index. In addition, the Tax-Exempt Fund may select its own industry classifications, provided such classifications are reasonable.
Fundamental Investment Restrictions for the Diversified Fund
1.
Investments in the Securities of any one Issuer. (a) The Fund may not invest more than 5% of its total assets in the securities (other than Government Securities) of a single issuer, except that up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation. (b) The Fund may not purchase more than 10% of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction. (c) The Fund may not purchase more than 10% of the outstanding voting securities of any one issuer.
2.
Investment in a Particular Industry. The Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government. However, each foreign country's banks are regarded as a separate industry.
3.
Borrowing. The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) purchase securities on margin to the extent permitted by applicable law, (e) engage in transactions in dollar rolls and other similar transactions, and (f) as otherwise permitted by applicable law.
4.
Lending. The Fund may not lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in futures contracts on securities and securities indices and options on such futures contracts, and (e) as otherwise permitted by applicable law.
5.
Senior Securities. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.
6.
Participation in the Underwriting of Securities. The Fund may not participate in the underwriting of securities or joint trading accounts, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting.
7.
Real Estate. The Fund may not purchase or sell real estate, except (1) that the Fund may: (a) invest in mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities of issuers that invest or deal in real estate, mortgages or interests in real estate or mortgages (e.g., real estate investment trusts), (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, (d) acquire real estate or interests in real estate securing an issuer's obligations, and (e) invest in real estate limited partnerships; and (2) as otherwise permitted by applicable law.
8.
Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as otherwise permitted by law.
Notes to Fundamental Investment Restrictions for the Diversified Fund
The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, outstanding securities, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of fundamental investment restriction number 2, the Diversified Fund may use the industry classifications reflected by the Directory of Companies Required to File Annual Reports with the SEC, Bloomberg Inc. and the S&P 500® Index. In addition, the Diversified Fund may select its own industry classifications, provided such classifications are reasonable.
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Names Rule Policy
To the extent a Fund is subject to Rule 35d-1 under the 1940 Act, the Fund has an investment policy, described in the Fund's prospectus, to, under normal circumstances, invest at least 80% of its assets in the particular types of investments suggested by the Fund's name (a “Name Policy”). “Assets” for the purposes of a Name Policy are net assets plus the amount of any borrowings for investment purposes. The percentage limitation applies at the time of purchase of an investment. A Fund's Name Policy may be changed by the Board of Trustees without shareholder approval. However, to the extent required by SEC regulations, shareholders will be provided with at least sixty (60) days' notice prior to any change in a Fund's Name Policy.
PORTFOLIO TRANSACTIONS AND TURNOVER
All portfolio transactions are placed on behalf of a Fund by the Adviser. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over-the-counter orders (e.g., fixed income securities) because the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer's quoted price at which it is willing to sell the security and the dealer's quoted price at which it is willing to buy the security. When a Fund executes an over-the-counter order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.
In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser's duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.
The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser's Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:
•Prompt and reliable execution;
•The competitiveness of commission rates and spreads, if applicable;
•The financial strength, stability and/or reputation of the trading counterparty;
•The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;
•Local laws, regulations or restrictions;
•The ability of the trading counterparty to maintain confidentiality;
•The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;
•Market share;
•Liquidity;
•Price;
•Execution related costs;
•History of execution of orders;
•Likelihood of execution and settlement;
•Order size and nature;
•Clearance and settlement capabilities, especially in high volatility market environments;
•Availability of lendable securities;
•Sophistication of the trading counterparty's trading capabilities and infrastructure/facilities;
•The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;
•Speed and responsiveness to the Adviser;
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•Access to secondary markets;
•Counterparty exposure; and
•Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.
In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:
(i)
The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;
(ii)
The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;
(iii)
The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;
(iv)
Whether the transaction is a ‘delivery versus payment' or ‘over-the-counter' transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over-the-counter' transactions; and/or
(v)
Any other circumstances that the Adviser believes are relevant at the time.
The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Funds.
For the International Equity Fund and Elfun Trusts only: With respect only to the International Equity Fund and Elfun Trusts (the “Stamford Active Fundamental Equity Funds”), which are managed through the Adviser's Stamford, Connecticut-based Active Fundamental Equity business, the Adviser uses “soft” or equity commission dollars for the purchase of third party research permissible under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Research services received by the Adviser on behalf of its Stamford Active Fundamental Equity Funds includes, among other things, research reports and analysis, stock specific and sector research, market color, market data and regulatory analysis.
For Funds other than the Stamford Active Fundamental Equity Funds (the “Non-Stamford Active Fundamental Equity Funds”): The Adviser does not currently use the Non-Stamford Active Fundamental Equity Funds' assets in connection with third-party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Non-Stamford Active Fundamental Equity Funds for the purchase of third-party research, the Adviser reserves the right to do so in the future.
The following table shows the amount of brokerage commissions paid by the Funds over the past three fiscal years ended December 31.
Fund	2023	2022	2021
Diversified Fund	$4,765	$4,114	$3,279
Elfun Trusts	$292,806	$450,563	$443,318
Government Money Market Fund	$0	$0	$0
Income Fund	$4,345	$4,179	$4,602
International Equity Fund	$17,587	$32,122	$41,998
Tax-Exempt Income Fund	$0	$0	$0
41

The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal year ended December 31, 2023. Funds that are not listed paid no brokerage commissions to firms for such services.
Fund	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
Elfun International Equity Fund	$8,892	$24,853,006
Elfun Trusts	$185,453	$1,350,534,687
The following table shows the dollar amount of brokerage commissions paid to each firm that provided research and brokerage services obtained in compliance with Section 28(e) of the Exchange Act and the approximate dollar amount of transactions involved during the fiscal year ended December 31, 2023.
Firm	Commissions Paid to Firm for Brokerage and Research Services	Total Amount of Transactions for Brokerage and Research Services
Fidelity	$36,768	$293,373,024
Goldman Sachs	$30,728	$239,891,918
Instinet	$15,493	$174,826,904
UBS	$19,917	$157,692,657
Cantor, Fitzgerald	$13,503	$103,527,428
VIRTU	$18,816	$88,265,440
Morgan Stanley	$7,658	$76,134,039
Citigroup	$10,826	$71,055,782
BofA Merrill Lynch	$8,052	$62,450,393
JP Morgan	$25,862	$57,132,420
Piper Sandler	$2,151	$37,967,397
Jefferies	$2,212	$6,922,636
ITG	$933	$2,458,531
Exane	$796	$2,265,331
CLSA	$354	$948,850
Sanford C Bernstein	$133	$333,284
RBC	$35	$108,972
Scotia	$109	$32,688
The portfolio turnover rate for a Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the securities owned by the Fund during the fiscal year (excluding from the computation amounts relating to all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less). For example, a portfolio turnover rate of 100% during a fiscal year would mean that all of a Fund's securities (except those excluded from the calculation) were replaced once during that fiscal year. Certain of the Funds' investment strategies may result in a Fund having a higher portfolio turnover rate. High portfolio turnover may cause a Fund to experience increased transaction costs, brokerage expenses and other acquisition costs, and shareholders to incur increased taxes on their investment in the Fund. The portfolio managers do not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of any Fund consistent with the Fund's investment objective(s) and policies. Because the rate of portfolio turnover is not a limiting factor, however, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. As a result, the annual portfolio turnover rates in future years may exceed the percentages shown below. Turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements resulting from fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in a portfolio manager's outlook.
Because short-term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. The Money Market Fund may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Fund experiencing high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, however, this type of trading by the Money Market Fund will not result in the Fund's paying higher brokerage commissions.
42

The following table shows the portfolio turnover rates for each Fund for the fiscal years ended December 31, 2023 and December 31, 2022:
Fund	Portfolio Turnover for Fiscal Year Ended 12/31/23	Portfolio Turnover for Fiscal Year Ended 12/31/22
International Equity Fund	9%	16%
Elfun Trusts	22%	29%
Tax-Exempt Fund	79%	43%
Income Fund	53%	40%
Diversified Fund	45%	49%
Money Market Fund	N/A	N/A
As of the fiscal year ended December 31, 2023, the Funds held securities of their regular broker-dealers or of their parents as follows:
Fund	Broker Security	Market Value
International Equity Fund	BNP Paribas S.A.	$3,042,785
Income Fund	Goldman Sachs Group, Inc.	$398,143
Elfun Trusts	JPMorgan Chase & Co.	$106,979,462
Tax-Exempt Fund	N/A	N/A
Diversified Fund	JPMorgan Chase & Co.	$1,250,816
	Citigroup, Inc.	$1,085,119
	Bank of America Corp.	$917,981
	Morgan Stanley	$632,739
	Goldman Sachs Group, Inc.	$504,827
	Barclays PLC	$168,824
	Williams Cos., Inc.	$110,093
	Fidelity National Financial, Inc.	$94,173
Money Market Fund	N/A	N/A
WHO MAY OWN FUND SHARES
The Prospectus lists eligible purchasers of Fund Shares.
Shares may only be transferred to persons or entities otherwise eligible to own Shares and to trusts for the exclusive benefit of such persons or entities. Shares are not otherwise transferable but shareholders may assign their right to redeem their Shares for purposes of collateral for a loan by executing an instrument of assignment from the Transfer Agent.
Shares may be registered in the joint names of two adults eligible to own Shares and provide for the right of survivorship as between the joint shareholders, unless the shareholders reside in a community property state or request tenancy in common.
If a prospective purchaser's eligibility to purchase Fund Shares can be verified immediately, such purchase of Fund Shares shall be effected immediately. However, if a prospective purchaser does not fully and accurately complete an investment application or a prospective purchaser is deemed ineligible to purchase Fund Shares, such purchase of Fund Shares shall not be effected and the funds accompanying such investment application shall be returned to the prospective purchaser.
If a prospective purchaser's eligibility to purchase Fund Shares cannot be verified immediately, the purchase of Fund Shares shall be effected at such time as eligibility is verified. If eligibility cannot be verified or a prospective purchaser is deemed ineligible to purchase Fund Shares after the purchase of Fund Shares is effected, such Fund Shares shall be immediately redeemed at a price reflecting the NAV per Fund Share next calculated after such determination is made, which may result in a loss of your investment as well as a taxable gain or loss.
43

MANAGEMENT OF THE FUNDS
Trustees and Officers
Board's Oversight Role in Management. The Trustees are responsible for generally overseeing the business of the Funds. Each Board has delegated management of the Funds to service providers who are responsible for the day-to-day management of risks applicable to the Funds. Each Board oversees risk management for the Funds in several ways. Each Board receives regular reports from both the CCO and administrator for the Funds, detailing the results of the Funds' compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Funds, and applicable provisions of the federal securities laws and the Code. As needed, the Adviser discusses management issues regarding the Funds with each Fund's Board, soliciting the input of each Fund's Board on many aspects of management, including potential risks to the Funds. Each Board's Audit Committee also receives reports on various aspects of risk that might affect the Funds and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to the those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), the independent registered public accounting firm, counsel to the Funds, the CCO and representatives of management, as needed. Through these regular reports and interactions, each Board oversees the risk management parameters for the Funds, which are effected on a day-to-day basis by service providers to the Funds.
Board Composition and Leadership Structure. Each Board has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Funds, and the Funds' shareholders and to facilitate compliance with legal and regulatory requirements. Currently, each Board has created an Audit Committee, Governance Committee, Nominating Committee, Valuation Committee and Qualified Legal Compliance Committee (the “QLCC”).
The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of each Board. The Audit Committee oversees and monitors the Funds' internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Funds. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant's key personnel involved in the foregoing activities and monitors the independent accountant's independence. During the fiscal year ended December 31, 2023, the Audit Committee held four meetings.
Each of the Governance Committee and the Nominating Committee is composed of all the Independent Trustees. The primary functions of the Governance Committee and the Nominating Committee are to review and evaluate the composition and performance of each Board; make nominations for membership on each Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will consider nominees to each Board recommended by shareholders. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Funds, to the attention of the Funds' Secretary, at the address of the principal executive offices of the Funds. Shareholder recommendations must be delivered to, or mailed and received at, the principal executive offices of the Funds not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. The Governance Committee performs an annual Board self-evaluation. During the fiscal year ended December 31, 2023, the Governance Committee and the Nominating Committee held three combined meetings.
The Valuation Committee is composed of all the Independent Trustees. The Valuation Committee's primary purpose is to review the actions and recommendations of the Adviser's Oversight Committee no less often than quarterly. The Funds have established procedures and guidelines for valuing portfolio securities and making fair value determinations from time to time. The Valuation Committee is responsible for overseeing the Funds' valuation determinations, with the assistance of the Oversight Committee, State Street and SSGA FM. During the fiscal year ended December 31, 2023, the Valuation Committee held four meetings.
The QLCC is composed of all the Independent Trustees. The primary functions of the QLCC are to receive quarterly reports from the CCO; to oversee generally the Funds' responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to each Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Funds, its officers or the Trustees. During the fiscal year ended December 31, 2023, the QLCC held four meetings.
44

Information About Each Trustee's Experience, Qualifications, Attributes or Skills. Each Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience or knowledge that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular single factor, being indicative of Board effectiveness. However, each Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, in order to exercise effective business judgment in the performance of their duties, and each Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee's educational background; business or professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including each Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other professional or life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with SSGA FM, and also may benefit from information provided by the Funds' or SSGA FM's counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Boards and their committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.
Detailed information about each Trustee and executive officer of the Funds, their addresses and their principal occupations during the past five years and their other affiliations are shown below. Certain persons named as Trustees also may serve in a similar capacity for other Funds advised by SSGA FM. The executive officers of the Funds are employees of organizations that provide services to the Funds.
TRUSTEES AND OFFICERS
Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
PATRICK J. RILEY c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB:1948	Trustee and Chairperson of the Board	Term: Until successor is elected and qualified Appointed: 4/16 Elected: 6/16	Associate Justice of the Superior Court, Commonwealth of Massachusetts (2002 – May 2010); Partner, Riley, Burke & Donahue, L.L.P. (law firm) (1985 – 2002); Independent Director, State Street Global Advisors Europe Limited (investment company) (1998 – 2023); Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc) (1998 – 2023); Independent Director, SSGA Fixed Income plc (January 2009 – 2023); and Independent Director, SSGA Qualified Funds plc (January 2009 – 2019).	54
Board Director and
Chairman, SSGA SPDR
ETFs Europe I plc (2011
– March 2023); Board
Director and Chairman,
SSGA SPDR ETFs
Europe II plc (2013 –
March 2023); Board
Director, State Street
Liquidity plc (1998 –
March 2023).

JOHN R. COSTANTINO c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Qualified Legal Compliance Committee	Term: Until successor is elected and qualified Elected: 12/18	Executive, Kleinfeld Bridal Corp. (January 2023 – present); Senior Advisor to NGN Capital LLC (January 2020 – present); Managing General Partner, NGN Capital LLC (2006 – December 2019).	54
Director of Kleinfeld
Bridal Corp. (January
2016 – present); Trustee
of Neuroscience
Research Institute (1986
– 2017); Trustee of
Fordham University
(1989 – 1995 and 2001
– 2007) and Trustee
Emeritus (2007 –

45

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years

present); Trustee and
Independent
Chairperson of GE
Funds (1993 – February
2011); Director,
Muscular Dystrophy
Association (2019 –
present); Trustee of
Gregorian University
Foundation (1992 –
2007); Chairman of the
Board of Directors,
Vivaldi Biosciences Inc.
(May 2017 – present);
Chairman of the
Supervisory Board,
Vivaldi Biosciences AG.
(May 2017 – present);
Trustee, Gallim Dance
(December 2021 –
present).

MICHAEL A. JESSEE c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Valuation Committee	Term: Until successor is elected and qualified Elected: 12/18	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	54	None.
MARGARET K. MCLAUGHLIN c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee, Vice-Chairperson of the Audit Committee and Vice-Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Appointed: 9/22	Consultant, Bates Group (consultants) (September 2020 – January 2023); Consultant, Madison Dearborn Partners (private equity) (2019 – 2020); General Counsel/CCO, Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology) (2011 – 2019).	54	Director, Manning & Napier Fund Inc (2021 – 2022).
GEORGE M. PEREIRA c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1964	Trustee, Chairperson of the Nominating Committee and Chairperson of the Governance Committee	Term: Indefinite Appointed: 9/22	Chief Operating Officer (January 2011 – September 2020) and Chief Financial Officer (November 2004 – September 2020), Charles Schwab Investment Management.	54
Director, Pave Finance
Inc. (May 2023 –
present); Director,
Pacific Premier Bancorp,
Pacific Premier Bank
(2021 – present);
Director, Charles
Schwab Asset
Management (Ireland)
Ltd., & Charles Schwab
Worldwide Funds plc.
(2005 – 2020); Director,
Rotaplast International,
Inc. (non-profit providing
free medical services to
children worldwide)
(2012 – 2018).

46

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
DONNA M. RAPACCIOLI c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee, Chairperson of the Audit Committee, Vice-Chairperson of the Nominating Committee and Vice-Chairperson of the Governance Committee	Term: Until successor is elected and qualified Elected: 12/18	Dean of the Gabelli School of Business (2007 – June 2022) and Accounting Professor (1987 – present) at Fordham University.	54	Director- Graduate Management Admissions Council (2015 – present); Trustee of Emmanuel College (2010 – 2019).
MARK E. SWANSON c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1963	Trustee and Vice-Chairperson of the Valuation Committee	Term: Indefinite Appointed: 3/23	Treasurer, Chief Accounting Officer and Chief Financial Officer, Russell Investment Funds (“RIF”) (1998 – 2022); Global Head of Fund Services, Russell Investments (2013 – 2022); Treasurer, Chief Accounting Officer and Chief Financial Officer, Russell Investment Company (“RIC”) (1998 – 2022); President and Chief Executive Officer, RIF (2016 – 2017 and 2020 – 2022); President and Chief Executive Officer, RIC (2016 – 2017 and 2020 – 2022)	54
Director and President,
Russell Investments
Fund Services, LLC
(2010 – 2023); Director,
Russell Investment
Management, LLC,
Russell Investments
Trust Company and
Russell Investments
Financial Services, LLC
(2010 – 2023).

†
For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA FM serves as investment adviser.
The following lists the principal officers for the Funds, as well as their mailing addresses and ages, positions with the Funds and length of time served, and present and principal occupations:
Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Indefinite Served: since 5/23 Term: Indefinite Served: since 7/16	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 – present)*; Managing Director, State Street Global Advisors (April 2005 – present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer and Principal Financial Officer	Term: Indefinite Served: since 7/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Served: since 7/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present).
47

Name, Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Served: since 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Served: since 7/16	Vice President State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Served: since 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 – present).*
JOHN BETTENCOURT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1976	Assistant Treasurer	Term: Indefinite Served: since 5/22	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (March 2020 – present); Assistant Vice President, State Street Global Advisors (June 2007 – March 2020).
VEDRAN VUKOVIC SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Treasurer	Term: Indefinite Served: since 2/24	Vice President, State Street Global Advisors (2023 – present); Assistant Vice President, Brown Brothers Harriman & Co. (2011 – 2023).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Indefinite Served: since 7/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present).*
ANDREW J. DELORME SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1975	Chief Legal Officer	Term: Indefinite Served: since 2/24
Managing Director and Managing Counsel, State Street
Global Advisors (March 2023 – present); Counsel, K&L
Gates (February 2021 – March 2023); Vice President
and Senior Counsel, State Street Global Advisors
(August 2014 – February 2021).

DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1974	Secretary	Term: Indefinite Served: since 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 – present); Vice President and Counsel, Eaton Vance Corp. (October 2010 – October 2019).
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Secretary	Term: Indefinite Served: since 5/23	Assistant Vice President, State Street Global Advisors (July 2014 – present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Secretary	Term: Indefinite Served: since 8/19	Vice President and Senior Counsel, State Street Global Advisors (April 2019 – present); Vice President and Counsel, State Street Global Advisors (August 2015 – April 2019).
*
Served in various capacities and/or with various affiliated entities during noted time period.
Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which each Board believes has prepared them to be effective Trustees.
Summary of Trustees' Qualifications
Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Board.
48

Patrick J. Riley: Mr. Riley is an experienced business executive with over 46 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related Committees of SSGA Funds for 34 years and possesses significant experience regarding the operations and history of the Trust. Mr. Riley also serves as a Trustee of the State Street Navigator Securities Lending Trust (the “Navigator Trust”), State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds, State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
John R. Costantino: In addition to his tenure as a board member of various other funds advised by SSGA FM, Mr. Costantino has over 34 years of private equity investing experience. He has also served as an officer or a board member of charitable organizations and public and private companies for over 33 years. Mr. Costantino is an attorney and a certified public accountant. He also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds, State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (independent chairperson through 2016).
Michael A. Jessee: Mr. Jessee is an experienced business executive with approximately 46 years of experience in the banking industry. He previously served as President and Chief Executive Officer of the Federal Home Loan Bank of Boston as well as various senior executive positions of major banks. Mr. Jessee has served on the Navigator Trust's Board of Trustees and related committees for 27 years and possesses significant experience regarding the Trust's operations and history. Mr. Jessee also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds, State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Margaret K. McLaughlin: Ms. McLaughlin has over 26 years of experience she has gained in a variety of roles encompassing regulatory, operating, legal, and compliance functions, serving both firms and their boards. Ms. McLaughlin formerly served as a founding member of the executive management team for Kramer Van Kirk Credit Strategies L.P. and its technology affiliate, Mariana Systems LLC, where she was integrally involved in corporate strategy, operational oversight, risk management and board governance. Prior to Kramer Van Kirk, Ms. McLaughlin was Assistant General Counsel to Harris Associates L.P., where she was responsible for legal, regulatory and compliance activities related to the Oakmark Mutual Funds. Ms. McLaughlin has an extensive understanding and perspective on governance, oversight, regulation, policies and procedures from these positions as well as her prior experience with both the Securities and Exchange Commission and the Department of Justice. Most recently, Ms. McLaughlin has held consulting positions at major private equity and management consulting firms. Ms. McLaughlin serves as a Trustee of State Street Institutional Investment Trust, State Street Master Funds, Navigator Trust, SSGA Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
George M. Pereira: Mr. Pereira has over 31 years of experience in executive management with financial institutions, including extensive experience relating to financial reporting, operations, cybersecurity oversight, and enterprise risk management. Mr. Pereira recently retired from Charles Schwab Investment Management Inc., having served as Chief Operating Officer and Chief Financial Officer during his tenure. Previously, Mr. Pereira also served as Head of Financial Reporting for Charles Schwab & Co., Inc. Earlier in his career, Mr. Pereira gained valuable regulatory experience and perspective while serving as managing director at the New York Stock Exchange. With this professional experience, Mr. Pereira has developed wide-ranging expertise in building and managing financial, operational, technology and risk control platforms for growth and scale within the financial services industry. Additionally, Mr. Pereira is a member of the Latino Corporate Directors Association. Mr. Pereira serves as a Trustee of State Street Institutional Investment Trust, State Street Master Funds, Navigator Trust, SSGA Funds, Elfun Funds, and State Street Institutional Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Donna M. Rapaccioli: Ms. Rapaccioli has over 34 years of service as a full-time member of the business faculty at Fordham University, where she developed and taught undergraduate and graduate courses, including International Accounting and Financial Statement Analysis, has taught at the executive MBA level and served as Dean of the Gabelli School of Business for 15 years. She has served on Association to Advance Collegiate Schools of Business accreditation team visits, lectured on accounting and finance topics and consulted for numerous investment banks. Ms. Rapaccioli also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, SSGA Funds, and Elfun Funds and a Director of State Street Variable Insurance Series Funds, Inc.
Mark E. Swanson: Mr. Swanson has over 26 years of experience in executive management with financial services institutions, including extensive experience relating to, fund operations, financial reporting, fund accounting, and fund services. Mr. Swanson recently retired from Russell Investments, having served most recently as the Global Head of Fund
49

Services. Additionally, Mr. Swanson served as Treasurer, Chief Accounting Officer and Chief Financial Officer of Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”). Previously, Mr. Swanson served as Global Head of Fund Operations for Russell, as well as serving in different directorships with RIC, RIF and other Russell entities. Mr. Swanson serves as a Trustee of State Street Institutional Investment Trust, State Street Master Funds, Navigator Trust, SSGA Funds, Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax Exempt Income Fund, Elfun Trusts, and State Street Institutional Funds and a Director of State Street Variable Insurance Funds, Inc.
References to the experience, attributes and skills of Trustees above are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Trustee Ownership of Securities of the Funds, Adviser and Distributor
As of December 31, 2023, none of the Independent Trustees or their immediate family members had any ownership of securities of the Adviser, State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), the Funds' distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.
Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2023.
Name of Trustee	Dollar Range of Equity Securities Owned in Each Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Patrick J. Riley	None	Over $100,000
John R. Costantino	None	None
Michael A. Jessee	None	None
Donna M. Rapaccioli	None	None
Margaret McLaughlin	None	None
George M. Pereira	None	None
Mark E. Swanson(1)	None	None

(1) Mr. Swanson was appointed as Trustee effective March 2, 2023.
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Trustee Compensation
Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee. As of January 1, 2024, except as noted below, each Independent Trustee will receive for his or her services to the State Street Master Funds, the State Street Institutional Investment Trust, the SSGA Funds, the Funds, the State Street Navigator Securities Lending Trust, the State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (together, the “Fund Entities”) an annual retainer of $390,000. The Chairperson receives an additional $100,000 annual retainer. The Independent Trustees receive a fee of $25,000 for each additional special in-person Board meeting and $5,000 for each additional special telephonic Board meeting. As of January 1, 2022, the total annual compensation paid to the Independent Trustees (other than telephonic and special meeting fees) is allocated to each Fund Entity as follows: 50% will be allocated to each Fund Entity or, if applicable, each series thereof, equally based on the number of Fund Entities; and 50% will be allocated among the Fund Entities or, if applicable, each series thereof that is not a feeder fund in a master-feeder structure, based on relative net assets. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of the Funds' expenses.
Name of Trustee	Total Compensation from Each Fund	Total Compensation from All Investment Companies Managed by SSGA FM
Independent Trustees:
Patrick J. Riley	$25,432	$450,000
John R. Costantino	$20,346	$360,000
Michael A. Jessee	$20,346	$360,000
Donna M. Rapaccioli	$20,346	$360,000
Richard D. Shirk(1)	$20,346	$360,000
Margaret McLaughlin	$20,346	$360,000
George M. Pereira	$20,346	$360,000
Mark E. Swanson(2)	$15,603	$300,000
(1)
Mr. Shirk served as a Trustee until December 31, 2023.
(2)
Mr. Swanson was appointed as Trustee effective March 2, 2023.
Investment Adviser and Administrator
SSGA FM serves as the investment adviser and administrator to each Fund and, subject to the supervision of each Board, is responsible for the investment management of each Fund. SSGA FM provides an investment management program for each Fund and manages the investment of the Funds' assets. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. SSGA FM and other advisory affiliates of State Street Corporation make up SSGA, the investment management arm of State Street Corporation. As of December 31, 2023, SSGA FM managed approximately $955.79 billion in assets and SSGA managed approximately $4.13 trillion in assets. SSGA FM's principal business address is One Iron Street, Boston, Massachusetts 02210.
Code of Ethics
The Funds, SSGA FM and SSGA FD have each adopted a code of ethics (together, the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act (and also pursuant to Rule 204A-1 under the Advisers Act with respect to SSGA FM), which is designed to prevent affiliated persons of the Funds, SSGA FM and SSGA FD from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the Codes of Ethics). The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions and subject to certain limitations, to invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund, SSGA FM or SSGA FD.
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Distributor
SSGA FD serves as the distributor of the Funds pursuant to the Distribution Agreement by and between the Distributor and the Funds. SSGA FD is an indirect wholly-owned subsidiary of State Street Corporation.
Securities Lending
None of the Funds engaged in securities lending activities during the fiscal year ended December 31, 2023.
SSGA FM Investment Advisory Agreement
As each Fund's investment adviser, SSGA FM, subject to the supervision of each Fund's Board, manages each Fund's portfolio in accordance with its investment objective(s) and stated policies, makes investment decisions for the Fund and places purchase and sales orders for the Fund's portfolio transactions.
Investment Advisory Fees
Each Fund pays SSGA FM a combined fee for advisory and administrative services that is accrued daily and paid monthly.
For the advisory and administrative services provided, each Fund pays SSGA FM the following amounts as a percentage of average net assets for investment management and administration services:
International Equity Fund	0.21%
Elfun Trusts	0.14%
Income Fund(1)	0.17%
Tax-Exempt Fund	0.16%
Diversified Fund(1)	0.17%
Money Market Fund	0.10%
(1)
SSGA FM is contractually obligated until April 30, 2025 to waive its management fee and/or reimburse certain expenses for the Income Fund and the Diversified Fund, in an amount equal to any acquired fund fees and expenses (“AFFEs”), excluding AFFEs derived from the Fund's holdings in acquired funds for cash management purpose, if any. This fee waiver and/or expense reimbursement arrangement may not be terminated prior to April 30, 2025 except with approval of the Fund's Board.
The amounts paid to SSGA FM by the Funds in compensation for its services as investment adviser, and the amounts that were waived/reimbursed, for the following years ended December 31, were as follows:
Fund	2023	2022	2021
International Equity Fund	$346,858	$349,672	$437,989
Elfun Trusts	$4,574,863	$4,643,767	$5,324,278
Income Fund	$258,174	$315,979	$399,005
Tax-Exempt Fund	$1,636,828	$1,772,665	$2,087,070
Diversified Fund	$293,012	$309,829	$358,944
Money Market Fund	$149,600	$149,665	$141,261
Fund	2023	2022	2021
International Equity Fund	$0	$0	$0
Elfun Trusts	$0	$0	$0
Income Fund	$20,958	$14,684	$9,388
Tax-Exempt Fund	$0	$0	$0
Diversified Fund	$27,233	$7,108	$3,801
Money Market Fund	$0	$43,973	$233,832
Each of SSGA FM and SSGA FD (each a “Service Provider”) may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to maintain a certain minimum net yield which may vary from time to time, in SSGA FM's sole discretion (any such waiver or reimbursement of expenses by a Service Provider being referred to herein as a “Voluntary Reduction”). Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. Under an agreement with the Service Providers relating to the Voluntary Reduction, the Money Market Fund has agreed to reimburse the Service Providers for the full dollar amount of any Voluntary Reduction
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beginning on May 1, 2020, subject to certain limitations. Each Service Provider may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the Fund, without limitation. During the fiscal year ended December 31, 2023, the Adviser and its affiliates did not waive any fees or reimburse any expenses under the Voluntary Reduction.
Manager of Managers Structure
SSGA FM has received an exemptive order from the SEC to operate the funds it manages under a manager of managers structure that permits SSGA FM, with the approval of each Board, including a majority of the Independent Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (the “Manager of Managers Structure”). SSGA FM, however, retains ultimate responsibility, subject to oversight of each Fund's Board, for overseeing the Funds' sub-advisers and recommending to each Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Funds or SSGA FM. Notwithstanding the SEC exemptive order, the adoption of the Manager of Managers Structure by a Fund also requires prior shareholder approval, which has been obtained for each of the Funds. None of the Funds currently employ a sub-adviser.
The Manager of Managers Structure enables SSGA FM and each Board to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval for matters relating to sub-advisers or sub-advisory agreements. Operation of a Fund under the Manager of Managers Structure will not: (1) permit management fees paid by a Fund to SSGA FM to be increased without shareholder approval; or (2) diminish SSGA FM's responsibilities to a Fund, including SSGA FM's overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.
Sub-Administrator, Custody and Fund Accounting
State Street serves as the sub-administrator for the Funds, pursuant to a master sub-administration agreement dated July 31, 2014 (the “Sub-Administration Agreement”). State Street serves as the custodian for the Funds, pursuant to a master custody agreement dated June 1, 2015 (the “Custody Agreement”). State Street provides certain fund accounting services for the Funds, pursuant to a master accounting services agreement dated July 31, 2013. Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Funds. Under the Custody Agreement, State Street is obligated to provide certain custody services to the Funds, as well as basic portfolio recordkeeping required by the Funds for regulatory and financial reporting purposes. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street's mailing address is One Congress Street, Boston, Massachusetts 02114.
As consideration for sub-administration, custody and fund accounting services, each Fund pays State Street an annual fee (payable monthly) based on the average monthly net assets of each Fund. Each Fund also pays State Street transaction and service fees for these services and reimburses State Street for out-of-pocket expenses. The assets of the Funds are held under bank custodianship in accordance with the 1940 Act.
The Funds paid State Street the following amounts for sub-administration, custody and fund accounting services during the fiscal years ended December 31:
Fund	2023	2022	2021
International Equity Fund	$56,622	$69,793	$92,323
Elfun Trusts	$426,037	$432,288	$493,451
Income Fund	$51,550	$55,763	$51,956
Tax-Exempt Fund	$152,026	$160,985	$185,483
Diversified Fund	$78,513	$75,814	$46,775
Money Market Fund	$67,439	$57,032	$46,631
Shareholder Servicing and Distribution Plans
Investments in the Funds are not subject to any sales load or redemption fee. Assets of the Funds are not subject to a Rule 12b-1 fee.
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Portfolio Managers – Other Accounts Managed
The Adviser manages the Funds using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts as of December 31, 2023. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.
Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)
William Sandow	4	$6.79	15	$1.23	11 (1)	$2.75 (1)	$10.77
Chris Sierakowski	4	$6.79	15	$1.23	11 (1)	$2.75 (1)	$10.77
Michael Solecki	4	$6.79	15	$1.23	11 (1)	$2.75 (1)	$10.77
Leo Law(2)	28	$23.30	155	$248.36	173 (3)	$136.07 (3)	$407.73
Michael Martel(2)	28	$23.30	155	$248.36	173 (3)	$136.07 (3)	$407.73
Seamus Quinn(2)	28	$23.30	155	$248.36	173 (3)	$136.07 (3)	$407.73
Arthur Aaronson	3	$1.95	2	$1.68	39 (4)	$19.59 (4)	$23.22
Stella DeLucia	3	$1.95	2	$1.68	39 (4)	$19.59 (4)	$23.22
Matthew Nest	3	$1.95	2	$1.68	39 (4)	$19.59 (4)	$23.22
James Palmieri	3	$1.95	2	$1.68	39 (4)	$19.59 (4)	$23.22
(1)
Includes 2 accounts (totaling $402.86 million in assets under management) with performance-based fees.
(2)
The noted portfolio manager of the Elfun Diversified Fund is responsible for allocating the Fund's assets to separate teams of portfolio managers and analysts for day-to-day management.
(3)
Includes 3 accounts (totaling $235.49 million in assets under management) with performance-based fees.
(4)
Includes 3 accounts (totaling $2.99 billion in assets under management) with performance-based fees.
None of the portfolio managers listed above beneficially owned shares of any of the Funds as of December 31, 2023.
Portfolio Managers – Potential Conflicts of Interest
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally allocate to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has a personal investment in one or more accounts that participate in transactions with other accounts. His or her personal investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes
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and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of the Adviser's and Trust's Code of Ethics.
Portfolio Managers – Compensation
Set forth below are descriptions of the structure of, and methods used to determine, portfolio manager compensation at SSGA FM.
SSGA's culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. SSGA's Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and SSGA business results, an incentive pool is allocated to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm's overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm's or business unit's profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees' interests with SSGA clients' and shareholders' long-term interests.
SSGA recognizes and rewards outstanding performance by:
•Promoting employee ownership to connect employees directly to the company's success.
•Using rewards to reinforce mission, vision, values and business strategy.
•Seeking to recognize and preserve the firm's unique culture and team orientation.
•Providing all employees the opportunity to share in the success of SSGA.
Proxy Voting Policies and Procedures
The Board has delegated to the Adviser the responsibility to vote proxies on securities held by the Funds, subject to certain exceptions. The Board has retained authority to vote proxies for certain bank and bank holding company securities (“Bank Securities”) that may be held by one or more Funds from time to time. The Board has adopted the Institutional Shareholder Services, Inc.'s (“ISS”) benchmark proxy voting policy with respect to voting such Bank Securities' proxies. The Board has retained this authority in order to permit the Adviser to utilize exemptions from limitations arising under the Bank Holding Company Act of 1956, as amended, that might otherwise prevent the Adviser from investing a Fund's assets in Bank Securities. Each of the Trust's and the Adviser's proxy voting policies, as well as ISS' benchmark proxy voting
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policy, are attached as an appendix to this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds' website at https://www.ssga.com/us/en/intermediary/ic; and (3) on the SEC's website at https://www.sec.gov.
Reporting a Material Conflict of Interest
A material conflict of interest may arise in a situation where the proxy analyst, Portfolio Manager or Securities Analyst, when voting the proxy, has knowledge of a situation where either SSGA FM or one of its affiliates would enjoy a substantial or significant benefit from casting a vote in a particular way (“Material Conflict of Interest”). If a Material Conflict of Interest does arise, such conflict will be documented by SSGA FM or each Sub-Adviser, as applicable, on a Material Conflict of Interest form and the Board will be notified of such Material Conflict of Interest at the next regular board meeting after the Material Conflict of Interest occurs.
Additional Information
Should a shareholder of a Fund wish to obtain information regarding how proxies received by a particular Fund were voted during the most recent 12-month period ending June 30 of each year, please call 1-800-242-0134 during business hours. A shareholder may also view such information on either the Fund's website at www.ssga.com or the SEC's website at www.sec.gov under the name of the Fund, filed on Form N-PX.
Transfer Agent and Dividend Paying Agent
U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207, serves as the transfer agent of the Funds' investments. As transfer agent, U.S. Bancorp Fund Services, LLC is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, U.S. Bancorp Fund Services, LLC receives monthly fees charged to the Funds, plus certain charges for securities transactions.
Counsel and Independent Registered Public Accounting Firm
Ropes & Gray LLP serves as counsel to the Funds. The principal business address of Ropes & Gray LLP is 800 Boylston Street, Boston, Massachusetts 02199. Sullivan & Worcester LLP, located at One Post Office Square, Boston, Massachusetts, 02109, serves as independent counsel to the Independent Trustees.
Ernst & Young LLP serves as the independent registered public accounting firm for the Funds and provides (i) audit services and (ii) tax services. In connection with the audit of the 2023 financial statements, the Funds entered into an engagement agreement with Ernst & Young LLP that sets forth the terms of Ernst & Young LLP's audit engagement. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.
PURCHASE, REDEMPTION AND EXCHANGE OF SHARES
Purchase of Shares
Shares of the Funds are sold to investors at the NAV per share next determined after receipt of an investment in good order by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. Purchase orders for Shares of a Fund will be accepted by the Fund only on a day on which the Fund's NAV is calculated. The Fund may in its discretion reject any order for the purchase of Shares of a Fund. With respect to all purchases, dividends begin to accrue on the next business day following the receipt of the shareholder's check or funds, providing that monies are received in good order before 4 pm on the date of receipt.
For shareholder convenience and in the interest of economy, the Funds no longer issue physical certificates representing Shares in any Fund. Ownership of Shares is evidenced by Statements of Account representing Shares issued in book-entry form.
Detailed information on how to purchase Shares of a Fund is included in the Prospectus. For a description of the manner of calculating a Fund's NAV, see “Net Asset Value” below in this SAI.
Orders for the purchase of Shares may be suspended or delayed in emergency situations that severely affect the operations of the NYSE, the Funds or their service providers.
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By Mail
Investors can purchase Shares of a Fund by sending an investment by mail form and a check made payable to the applicable Fund in U.S. currency and drawn on a U.S. bank along with account information and instructions. Endorsed checks, credit card checks, courtesy checks, checks payable to cash, starter checks, travelers cheques, checks drawn from a foreign bank (or with a foreign address), money orders, post-dated checks, post-dated on-line bill pay checks, and any conditional order or payment are not accepted by the Funds. Cash (currency) is also not accepted. Third party checks, cashier's checks, official checks, teller and bank checks made out to the shareholder(s) will generally be accepted for subsequent investments if endorsed by all shareholder(s) on the account and accompanied by clear instruction noting the Fund and shareholder(s)' account number. Confirmations will be sent acknowledging each purchase daily. If the check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. Checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a U.S. bank.
By Wire Transfer
Investors can purchase Shares of a Fund by transferring funds by wire from the shareholder's bank account to the Fund. The shareholder's bank may charge a fee for this service. The Transfer Agent should be contacted concerning the details of wire transfers.
By Payroll Deduction
An investor can purchase Shares of a Fund (minimum of $25 per transaction) automatically on a regular basis by furnishing a completed Payroll Deduction Form which is available on the Fund's website at www.ssga.com, to his/her employer. Statements of Account are sent on a quarterly basis to those who invest through payroll deductions.
By Automatic Investment Plan
Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through an Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly basis. In order to participate in the Plan, each purchase must be in the amount of $25 or more, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. If your bank rejects your payment, the Fund's transfer agent will charge a fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or the applicable sections of the Account Options Form or call the Fund's transfer agent at 1-800-242-0134 for additional information. Money invested pursuant to the Automatic Investment Plan will not be available from your Fund account for 10 business days. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent by telephone or in writing 5 days prior to the effective date.
The Funds may modify or terminate this privilege at any time or charge a service fee; however, no service fee is currently contemplated.
By Website
Investors can purchase Shares of a Fund by accessing the Funds' website at www.ssga.com. Once a website transaction has been placed, it cannot be canceled or modified.
By Subsequent Purchase of Shares
Investors may purchase additional Shares of a Fund at any time in the manner outlined above. All payments should clearly indicate the investor's account number.
Redemption of Shares
Detailed information on how to redeem Shares of a Fund is included in the Prospectus. The right of redemption of Shares of a Fund may be suspended or the date of payment postponed as provided in the Prospectus.
Orders for the redemption of Shares also may be suspended or delayed in emergency situations that severely affect the operations of the NYSE, the Funds or their service providers, such as the severe storm and flooding in 2012 that affected New York City and other parts of the east coast of the United States.
Shares may be redeemed and their proceeds remitted to the shareholder or exchanged to another Fund either by telephonic request, electronically on our website (www.ssga.com) or by mail. Shares of a Fund may be redeemed on any day on which the Fund's NAV is calculated. An executed mutual fund redemption form received by mail will be effected at
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the NAV per Share next determined. If the shareholder has completed and returned an account options form noting telephonic redemptions, the shareholder may request that the proceeds be transferred by wire to the bank account specified in the form or exchanged to another Fund. For telephonic redemption requests received before the close of trading on the NYSE (currently 4:00 p.m. New York time), the Shares will be valued at the NAV determined for the current day.
The value of each Share on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Dividends are earned through and including the date of receipt of the redemption request. For U.S. federal income tax purposes, a redemption of Shares (including a redemption and exchange to another Fund or a transfer to an Elfun IRA) may result in a shareholder realizing a taxable gain or loss.
The Trustees of a Fund may suspend the shareholders' right of redemption or postpone the date of payment for any period during which (1) trading on the NYSE is closed, other than weekends and holidays or during which trading on the NYSE is restricted, (2) an emergency exists as a result of which disposal by the Fund of its investments is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) the SEC, may by order, permit for the protection of shareholders of the Fund.
A shareholder of a Fund must maintain a minimum investment in the Fund of $500. If the shareholder's account balance is less than $500, the Fund may automatically redeem the Shares in the account and remit the proceeds to the shareholder so long as the shareholder is given 30 days' prior written notice of the action. In addition, if the shareholder has checkwriting privileges (with respect to the Money Market Fund), generally redemption of $100 or more may be made by writing a check either to the shareholder or to a third party.
By Mail
Shares may be redeemed by mail by making a written request that (1) states the number of Shares or the specific dollar amount to be redeemed, (2) identifies the Fund from which the Shares are to be redeemed, (3) identifies the account number, and (4) is signed by each registered owner exactly as Shares are registered.
Redemptions will be made at the NAV next computed after receipt of a written request less any redemption fee (not, however, to exceed 1%) as the Trustees may from time to time prescribe. At the present time, the Trustees do not contemplate instituting any redemption fee for redemption by mail. Shareholders will be notified in advance in the event that a fee for redemptions by mail is instituted. Names should be signed exactly as they appear on the Statement of Account.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. The Funds may require additional information for redemptions made by corporations, executors, administrations, trustees, guardians or persons utilizing a power of attorney. A redemption request will not be deemed received in good order until the Funds have received all information typically required to assure the security of a particular account. If the account is a joint account, requests for redemption must be signed by each shareholder. The Fund may take up to seven days to mail the redemption proceeds, but will normally send the payment in less time. Dividends are earned through and including the date of receipt of the redemption request.
Upon request of a shareholder redeeming Shares by mail, the shareholder may request that the proceeds be transferred by wire to the shareholder's bank account (which has been previously identified in writing to the Transfer Agent or such request is medallion signature guaranteed). The minimum amount that may be transferred by wire is $500 and there will be a fee assessed. If no request for wire transfer is made, the proceeds will be mailed to the shareholder's address of record.
By Website
Shares may be redeemed, if so authorized on your application, by accessing the Funds' website at www.ssga.com. Once a website transaction has been placed, it cannot be canceled or modified.
By Telephone
Shares of a Fund may be redeemed by telephone if so authorized on the shareholder's application. Proceeds from a telephonic wire redemption request will be either transferred by wire to the shareholder's bank account (which has previously been identified in writing to the Transfer Agent) or by check to the shareholder's address of record or
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exchanged to another Elfun Fund, provided that the registration of each account is the same, as the shareholder directs. A fee will be assessed by the Fund in connection with each telephonic redemption wire request. The redemption proceeds will either be reduced by this charge or deducted from the balance of the account. There is no fee to redeem Shares by telephone if the proceeds are transferred to another Fund or paid by check. If the account is registered jointly in the name of more than one shareholder, only one shareholder will be required to authorize redemption of Shares by telephone, and the Transfer Agent will be entitled to act upon telephonic instructions of any shareholder of a joint account. Wire transfers will be made directly to the account specified by the shareholder if that bank is a member of the Federal Reserve System or to a correspondent bank if the bank holding the account is not a member. Fees on wire transfers may also be imposed by the bank and will be the responsibility of the shareholder. A Fund may modify or terminate the ability to make telephonic requests at any time.
Confirmations of the telephonic redemptions will be sent within seven days of the date of redemption. Wire transfer of funds will be made within two business days following the telephonic request. Dividends will be earned through and including the date of receipt of the redemption request.
Telephonic redemption requests may be difficult to implement in times of drastic economic or market changes. In the event shareholders of a Fund are unable to contact the Fund by telephone, shareholders should write to the Fund at its address set forth on the cover of the Funds' Prospectus or access the Funds' website at www.ssga.com. Telephone privileges may be suspended for a particular account upon notice or if the Fund reasonably believes the caller or accountholder does not have legal capacity to effect transactions.
By making a telephonic redemption request, a shareholder authorizes the Transfer Agent to act on the telephonic redemption instructions by any person representing himself or herself to be the shareholder and believed by the Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and the Transfer Agent's records of such instructions will be binding. If the procedures, which include the use of a personal identification number (“PIN”) system and the provision of written confirmation of transactions effected by telephone, were not employed by the Fund and the Transfer Agent, they could be subject to liability for any loss resulting from unauthorized or fraudulent instructions. As a result of compliance with this policy, if the Transfer Agent follows the procedures outlined above and has a good faith belief that the instructions it received were genuine, the shareholder will bear the risk of loss in the event of a fraudulent redemption transaction.
By Systematic Withdrawal Plan
The Systematic Withdrawal Plan (“SWP”) permits investors in a Fund to request the withdrawal of a specified dollar amount (minimum of $50) on a periodic basis subject to minimum account balance requirements as set forth in the Prospectus. The entire amount of a payment automatically withdrawn pursuant to the SWP is taken from redemption of Shares in the investor's account on the day of each month requested by the shareholder (or the business day prior to such date if such requested day does not fall on a business day). Checks for the amount withdrawn are mailed or an electronic funds transfer (if requested by an investor) is processed on the following business day. The withdrawal amount will be “net” after deduction of any redemption fee should any redemption fee be imposed.
Payments made under the SWP do not provide a guaranteed annuity. The minimum rate of withdrawal and minimum investment should not be regarded as recommendations of a Fund. Under any SWP, continued withdrawals in excess of dividends, distributions and increases in unrealized appreciation, if any, will eventually use up principal, particularly in a period of declining market prices. Shareholders will receive written confirmation of transactions pursuant to the SWP.
A portion of the amount withdrawn may represent a taxable capital gain or loss to the shareholder, depending upon the shareholder's cost. Participation in the SWP may be terminated at any time without penalty upon written notice from the shareholder. The cost of administering the SWP is borne by each Fund as an expense of its shareholders. An application for and additional information about the SWP can be obtained from the Transfer Agent.
By Involuntary Redemptions
An account of a shareholder of a Fund that is reduced by redemptions, and not by reason of market fluctuations, to a value below $500 may be redeemed by the Funds, but only after the shareholder has been given notice of at least 30 days in which to increase the balance in the account to $500.
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If a prospective purchaser's eligibility to purchase Fund Shares cannot be verified immediately, the purchase of Fund Shares shall be effected until such time as eligibility is verified. If eligibility cannot be verified or a prospective purchaser is deemed ineligible to purchase Fund Shares after the purchase of Fund Shares is effected, such Fund Shares shall be immediately redeemed at a price reflecting the NAV per Fund Share next calculated after such determination is made, which may result in a loss on investment as well as a taxable gain or loss.
By Redemptions In Kind
If a Board determines that it would be detrimental to the best interests of a Fund's shareholders to make a redemption payment wholly in cash, each Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a redemption in kind of portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by SSGA FM to be readily marketable. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities. A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind.
By Checkwriting Privileges
A shareholder of the Money Market Fund may request by completing a checkwriting signature card or by letter sent to U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), that he or she would like checkwriting privileges, which are provided at no cost to the shareholder. The Money Market Fund will provide redemption checks (“Checks”) drawn on the shareholder's account. Checks will be sent only to the shareholder of the account and only to the address of record. The application or written request must be manually signed by the shareholder. Checks may be made payable to the order of any person, generally in an amount of $100 or more. Dividends are earned until the Check clears. When a Check is presented to Fund Services for payment, Fund Services, as agent, will cause the Money Market Fund to redeem a sufficient number of Shares in the shareholder's account to cover the amount of the Check. Shareholders generally will be subject to the same rules and regulations that Fund Services applies to checking accounts. Unless otherwise specified in writing to the Transfer Agent, only the signature of one shareholder of a joint account is required on Checks, unless otherwise specified at account opening.
Checks may not be written to redeem Shares purchased by check until the earlier of (1) the date that good funds are credited to Fund Services by its correspondent bank or (2) 10 days from the date of receipt of the check utilized to purchase Shares. If the amount of the Check is greater than the value of the Shares in a shareholder's account, the Check will be returned marked “insufficient funds.” Checks should not be used to close an account. Checks written on amounts subject to the hold described above will be returned marked “uncollected.” If the Check does not clear, the shareholder will be responsible for any loss that the Money Market Fund or Fund Services incurs, as well as any insufficient funds fees.
The Fund may modify or terminate checkwriting privileges at any time with 30 days' notice to participating shareholders. The checkwriting privilege is subject to Fund Services rules and regulations and is governed by the Wisconsin Uniform Commercial Code. All notices with respect to Checks drawn on Fund Services must be given to Fund Services. Stop payment instructions may be given by calling 1-800-242-0134.
By Exchange Privilege
The exchange privilege described in the Prospectus enables a shareholder of a Fund to acquire Shares in a Fund having a different investment objective and policies when the shareholder believes that a shift between Funds is an appropriate investment decision. Shares of one Fund may be redeemed and their proceeds remitted to the shareholder or exchanged to any other Fund either by telephone request or by mail.
The privilege is available to shareholders residing in any state in which Shares of the Fund being acquired may legally be sold. Exchanges can only be made to an account with another Fund held by the shareholder in an identical name and manner. An exchange is a taxable transaction that generally results in taxable capital gain or loss to the shareholder, depending on the shareholder's cost. Prior to exchange with another Fund, a shareholder must have a current prospectus for the Fund to which the proceeds are being exchanged. A Fund may, upon 60 days' prior written notice to the shareholders of a Fund, may materially modify or terminate the exchange privilege with respect to a Fund.
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NET ASSET VALUE
The price per share of each Fund is determined each business day (unless otherwise noted) at the scheduled close of the NYSE (ordinarily 4:00 p.m. Eastern time). A business day is one in which the NYSE is open for regular trading. A Fund does not calculate its price on days in which the NYSE is closed for trading. Currently, the NYSE is open for regular trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may close early on certain days, such as Christmas Eve and New Year's Eve and before certain other holidays. Please contact your Fund's account representative if you have questions on early NYSE closing times. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed.
Trading may occur in debt securities and in foreign securities at times when the NYSE or Federal Reserve is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the NAV of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Funds determine NAV, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate NAV may not be reflected in the calculation of NAV unless it is determined that a particular event would materially affect the NAV. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.
The NAV per share of a Fund is determined by dividing the total assets, minus liabilities by the number of Fund shares outstanding. Determination of a Fund's NAV per share is made in accordance with generally accepted accounting principles and applicable rules of the SEC.
Portfolio instruments for which market quotations are available are valued at market value (generally determined at the closing time of the market on which the instruments are traded). If market quotations are not readily available or if the Adviser believes that the available quotations are unreliable, the portfolio instruments are valued at fair value by the Adviser as the valuation designee, subject to oversight by the Board of Trustees. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally OTC and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.
Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.
International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded OTC are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the NAV of Fund shares may fluctuate on days when Fund shareholders may not buy or sell Fund shares.
The Funds value securities maturing within 60 days of the valuation date at amortized cost unless a Fund's Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.
The use of the amortized cost method of valuing the portfolio securities of the Money Market Fund is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less, purchase only instruments having remaining maturities of 397 calendar days or less, and invest only in “eligible securities” as defined in the rule, which are determined by SSGA FM to present minimal credit risks. Pursuant to the rule, SSGA FM has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per Share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Fund's portfolio holdings at such intervals as SSGA FM may deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents deviates from $1.00 per Share based on amortized cost.
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The rule regarding amortized cost valuation provides that the extent of certain significant deviations between the Money Market Fund's NAV based upon available market quotations or market equivalents and the $1.00 per Share NAV based on amortized cost must be examined by the Board. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders of the Money Market Fund, the Board must, in accordance with the rule, cause the Fund to take such corrective action as the Board regards as necessary and appropriate, including: selling portfolio instruments of the Fund prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming Shares in kind; or establishing a NAV per Share by using available market quotations.
Negative Interest Rate Environments - Elfun Government Money Market Fund
In the event of a negative interest rate environment, the net income of the Fund may fall below zero (i.e., become negative). If this occurs, the Trustees may enact certain measures to seek to maintain a stable NAV per share at $1.00 for the Fund. These measures may include the reduction or suspension of the issuance of dividends, the implementation of reverse distributions, or periodic reverse share splits, as necessary in the Trustees' judgment, to seek to maintain a stable NAV per share at $1.00. The measures taken by the Trustees in an effort to stabilize the NAV per share at $1.00 are subject to applicable law and the provisions of the Fund's organizational documents. Investments in the Fund are subject to the potential that the Trustees may enact such measures.
The Fund may also effect reverse distributions to offset the impact of the negative income on the Fund's NAV per share, thereby reducing the number of shares outstanding and maintaining a stable NAV per share at $1.00. In a reverse distribution, the number of shares would be reduced on a pro rata basis from each shareholder. If there is a reverse share split, the number of shares of the Fund will decrease, on a pro rata basis, as necessary to reflect the negative income of the Fund and maintain a stable NAV per share at $1.00.
Depending on the specific measure(s) taken, these measures would result in shareholders not receiving a dividend, holding fewer shares of the Fund and/or experiencing a loss in the aggregate value of their investment in the Fund. There is no assurance that the Trustees will take such actions or that such measures will result in a stable NAV per share of $1.00.
If the Trustees determine that it is no longer in the best interests of the Trust and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market based NAV, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Trust will notify shareholders of an applicable Fund of any such change.
DIVIDENDS, DISTRIBUTIONS AND TAXES
The following discussion of U.S. federal income tax consequences of an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of Shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situations.
Qualification as a Regulated Investment Company
Each Fund has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets consists of cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and no more than 10% of the outstanding voting securities of such issuer, and (ii) not
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more than 25% of its assets are invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.
In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.
However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in section (a)(i) of the preceding paragraph), will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes, because they meet the passive income requirement under Code Section 7704(c)(2). Further, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund's ability to meet the diversification test in (b) above.
If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest or disposing of certain assets. If such Fund were ineligible to or otherwise did not cure such failure for any year, or if such Fund were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax at the Fund level on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income (if any) and net capital gains (as defined below), would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund's Shares (each as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.
Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income retained by a Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (a) of the preceding sentence and the tax deemed paid by the shareholder under clause (b) of the preceding sentence. The Funds are not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
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In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
If a Fund were to fail to distribute in a calendar year at least an amount equal, in general, to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or November 30 or December 31 if the Fund is eligible to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC's ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund's net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. See a Fund's annual shareholder report for the Fund's available capital loss carryovers as of the end of its most recently ended fiscal year.
Taxation of Distributions Received by Shareholders
For U.S. federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund has owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her Fund shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets the Fund has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments the Fund has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. The Money Market Fund generally does not expect a significant portion of its distributions to be Capital Gain Dividends. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other
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than exempt-interest dividends, as described below), and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
If a Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
Shareholders of a Fund will be subject to U.S. federal income taxes as described herein on distributions made by the Fund whether received in cash or reinvested in additional Shares of the Fund.
Distributions with respect to a Fund's Shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund's NAV includes either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund's Shares below the shareholder's cost basis in those shares. As described above, a Fund is required to distribute realized income and gains regardless of whether the Fund's NAV also reflects unrealized losses.
In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to the dividend-paying stocks held by the Fund and the shareholder must meet holding period and other requirements with respect to the Fund's shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company (“PFIC”).
The Income Fund, the Tax-Exempt Fund and the Money Market Fund generally do not expect a significant portion of their distributions to be derived from qualified dividend income.
In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of the Fund's gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.
In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of the Fund or (y) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Income Fund, the Tax-Exempt Fund and the Money Market Fund generally do not expect their distributions to be eligible for the dividends-received deduction.
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Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a U.S. federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. The Income Fund, the Tax-Exempt Fund and the Money Market Fund generally do not expect their distributions to be eligible for this deduction.
If a Fund holds, directly or indirectly, one or more tax credit bonds issued on or before December 31, 2017, on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the bond otherwise allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder's proportionate share of the amount of such credits and be allowed a credit against the shareholder's U.S. federal income tax liability equal to the amount of such deemed distribution. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code, and the amount of the tax credits may not exceed the amount reported by the Fund in a written notice to shareholders. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
Exempt-Interest Dividends
The Tax-Exempt Fund intends to pay dividends (“exempt-interest dividends”) that pass through to shareholders the tax-exempt character of exempt interest earned by the Tax-Exempt Fund for U.S. federal income tax purposes. A Fund is eligible to pay exempt-interest dividends for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. The Tax-Exempt Fund intends to satisfy this requirement. Fund distributions reported as exempt-interest dividends are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but they may be subject to state and local taxes. In addition, an investment in the Tax-Exempt Fund may result in liability for the federal alternative minimum tax for individual shareholders. For example, if the Tax-Exempt Fund invests in “private activity bonds,” certain individual shareholders may become subject to federal alternative minimum tax on the part of the Fund's distributions derived from interest on such bonds. Shareholders subject to the alternative minimum tax should consult their tax advisors regarding the potential alternative minimum tax implications of holding Shares of the Tax-Exempt Fund.
Any distribution of income that is attributable to (x) income received by the Tax-Exempt Fund in lieu of tax-exempt interest with respect to securities on loan or (y) tax-exempt interest received by the Tax-Exempt Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Tax-Exempt Fund, will not constitute an exempt-interest dividend to shareholders.
Distributions of the Tax-Exempt Fund's income and gains other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of Capital Gain Dividends will be taxable as long-term capital gains. In addition, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Fund is not deductible for U.S. federal income tax purposes in proportion to the percentage that the Tax-Exempt Fund's distributions of exempt-interest dividends bears to all of the Tax-Exempt Fund's distributions, excluding capital gain dividends.
Interest on certain private activity bonds (“PABs”), although generally exempt from regular U.S. federal income tax, is a so-called tax preference item for purposes of determining a taxpayer's liability, if any, for the alternative minimum tax under the Code and under the income tax provisions of certain states. A RIC must allocate any such tax preference items to its shareholders in proportion to the total amount of the RIC's taxable income distributed to its shareholders as dividends, other than Capital Gain Dividends. Any such tax preference items that a Fund allocates to you as a result of the Fund's investments in PABs could subject you to or increase your liability under the federal and state alternative minimum
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taxes, depending on your particular circumstances. The general exemption from regular U.S. federal income tax for interest on a PAB does not apply in respect of any taxpayer who is a “substantial user” of a facility financed by the PAB, or a person related to such a substantial user, in each case within the meaning of the Code. If you are a substantial user, or person related to a substantial user, of a facility financed by PABs, in each case within the meaning of the Code, you should consult with your tax advisor before buying Shares of a Fund.
A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in the Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.
As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.
Tax Implications of Certain Fund Investments
Investments in Other RICs. If a Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a RIC (each, an “underlying RIC”), and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of such dividends as “qualified dividend income” when it distributes such portion to its shareholders, provided holding period and other requirements are met.
If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of such dividends as eligible for the dividends-received deduction as well when it distributes such portion to its shareholders, provided holding period and other requirements are met.
If an underlying RIC in which a Fund invests elects to pass through tax credit bond credits to its shareholders, then the Fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the Fund meets shareholder notice and other requirements.
The foregoing rules may cause the tax treatment of a Fund's gains, losses and distributions to differ at times from the tax treatment that would apply if the Fund invested directly in the types of securities held by the underlying RIC. As a result, investors may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than they otherwise would.
Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, original issue discount (“OID”) is treated as interest income and is included in a Fund's income and required to be distributed by the Fund over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind obligations will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the obligation during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. A Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. If a Fund makes the election referred to in the preceding sentence, then the rate at which the market discount accrues, and thus is included in a Fund's income, will depend upon which of the permitted accrual methods the Fund elects.
If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may
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cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would have if the Fund had not held such obligations.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.
Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.
At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether, when or to what extent a Fund should recognize market discount on such debt obligations; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Certain Investments in REITs. Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Certain Investments in Mortgage Pooling Vehicles. Certain Funds may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income (including income allocated to the Fund from certain pass-through entities) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a RIC investing in such securities may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses
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will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate a Fund's distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
Passive Foreign Investment Companies. Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of Shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund's obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
A Fund's options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund's long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the dividends-received deduction, as the case may be.
The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated
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as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, a Fund's transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.
Commodities and Commodity-Linked Instruments. A Fund's investments in commodities and commodity-linked instruments can be limited by the Fund's intention to qualify as a RIC, and can bear on the Fund's ability to qualify as such. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund's nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.
Book-Tax Differences. Certain of a Fund's investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund's book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.
Foreign Taxation
Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding or other foreign taxes, which will reduce the yield on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, at the close of a Fund's taxable year, more than 50% of the assets of the Fund consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction (but not both) on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund.
A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund is eligible to make such an election for a given year, it may determine not to do so.
If a Fund does not qualify for or does not make such election, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-
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advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund, if any. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Backup Withholding
A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Tax-Exempt Shareholders
Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in each Fund.
Redemptions and Exchanges
Redemptions and exchanges of each Fund's Shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund Shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. In addition, any loss realized upon a taxable disposition of Fund Shares held by a shareholder for six months or less generally will be disallowed, to the extent of any exempt-interest dividends received by the shareholder with respect to the shares. This loss disallowance rule does not apply to a shareholder's disposition of Fund Shares held for six months or less with respect to a regular exempt-interest dividend paid by the Fund if the Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis and pays such dividends on at least a monthly basis. Further, subject to the discussion below regarding money market funds, all or a portion of any loss realized upon a taxable disposition of Fund Shares will generally be disallowed under the Code's “wash sale” rule if other substantially identical Shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.
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The Money Market Fund expects to maintain a stable $1 per share NAV and shareholders therefore are not expected to recognize a gain or loss on redemptions of Money Market Fund shares. If the NAV of Money Market Fund shares were to vary from $1.00 per share, shareholders generally would realize a gain or loss upon the redemption or other taxable disposition of such Fund shares. The IRS permits a simplified method of accounting for gains and losses realized upon the disposition of shares of a RIC that is a money market fund. If you elect to adopt this simplified method of accounting with respect to shares of the Money Market Fund, rather than compute gain or loss on every taxable disposition of Fund shares, you would determine your gain or loss based on the change in the aggregate value of your Fund shares during a computation period (such as your taxable year), reduced by your net investment (purchase minus sales) in those shares during that period. Under this simplified method, any resulting net capital gain or loss would be treated as short-term capital gain or loss.
Upon the redemption or exchange of Shares of a Fund, the Fund or, in the case of Shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund Shares you redeemed or exchanged. See the Funds' prospectuses for more information.
Tax Shelter Reporting
Under U.S. Treasury regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Non-U.S. Shareholders
Non-U.S. shareholders in a Fund should consult their tax advisors concerning the tax consequences of ownership of Shares in the Fund. Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, (3) interest-related dividends, each as defined and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax (except that exempt-interest dividends may be subject to backup withholding).
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.
The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of “U.S. real property interests” (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (i) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A RIC is permitted to report such parts of its dividends as are eligible to be treated as interest-related or short-term capital gain dividends, but is not required to do so. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.
Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.
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Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares of a Fund unless (a) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (b) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (c) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder's sale of Shares of the Fund (as described below).
Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund, would retain their character as gains realized from USRPIs in the hands of the Fund's foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder's current and past ownership of the Fund. Each Fund generally does not expect that it will be a QIE.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and –payment obligations discussed above through the sale and repurchase of Fund Shares.
Foreign shareholders should consult their tax advisors and, if holding Shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.
In order for a foreign shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from back-up withholding, the foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute form). Foreign shareholders in a Fund should consult their tax advisors in this regard.
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Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund Shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund Shares through foreign entities should consult their tax advisors about their particular situation.
A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax on income referred to above.
Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund's “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends, interest-related dividends and exempt-interest dividends).
Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.
General Considerations
The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific U.S. federal income tax consequences of purchasing, holding, and disposing of Shares of a Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.
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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.
As of April 1, 2024, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of a Fund.
Name and Address of Record Owner	Amount of Shares Owned	Percent of Fund
Money Market Fund Lawrence A Bossidy Revocable Trust Lawrence A Bossidy and Nancy Jo Bossidy Ridgefield, CT 06877-2926	46,555,605	32.20%
As of April 1, 2024, the following persons owned of record or beneficially 5% or more of the outstanding Shares of the following Funds:
Name and Address of Record Owner	Amount of Shares Owned	Percent of Fund
International Equity Fund Lawrence A Bossidy Revocable Trust Lawrence A Bossidy and Nancy Jo Bossidy Ridgefield, CT 06877-2926	982,745	14.21%
Income Fund Pershing LLC Attn: Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	1,048,638	6.91%
As of that same date, the current Trustees and officers of the Funds as a group owned of record Shares representing less than 1% of the total outstanding Shares of each Fund.
FUND HISTORY AND ADDITIONAL INFORMATION
Each of the Funds is a separate, diversified open-end management investment company registered under the 1940 Act. Elfun Trusts was organized as a common law trust in the State of New York on May 27, 1935. The International Equity Fund, the Income Fund, the Tax-Exempt Fund, the Diversified Fund and the Money Market Fund were organized as common law trusts in the State of Connecticut on May 15, 1987, December 22, 1982, March 14, 1977, June 1, 1987 and July 15, 1989, respectively. The Prospectus and this SAI omit certain information contained in the Registration Statement that the Funds have filed with the SEC under the 1933 Act and the 1940 Act and reference is made to the Registration Statement for further information with respect to the Funds. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.
The Trustees may at any time, in their absolute discretion, terminate a Fund, in whole or in part, and cause to be paid to the shareholders or their assignees the NAV of the Shares held by them, the NAV to be determined as of a date fixed by the Trustees and specified in the notice of termination delivered to the shareholders or their assignees.
Shareholder Liability. Although each Fund is offering only its own Shares, it is possible that a Fund might become liable for a misstatement in the Prospectus about another Fund. The Trustees have considered this factor in approving the use of a single combined Prospectus.
Shareholder Rights and Voting. Each Fund issues one class of Shares. Shareholders have no voting rights except with respect to amendments to the Fund agreement affecting the shareholders' rights and with respect to changes in their Fund's fundamental policies or as may otherwise be required under the 1940 Act. There are no preemptive, subscription or conversion rights. The Funds do not hold annual shareholder meetings, but will call meetings when changes in the fundamental policies or investment restrictions of the Funds are to be voted upon, or as otherwise required by the 1940 Act.
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FINANCIAL STATEMENTS
The December 31, 2023 Annual Report for the International Equity Fund, Elfun Trusts, Income Fund, Tax-Exempt Fund, Diversified Fund and Money Market Fund, which either accompany this Statement of Additional Information or previously have been provided to the person to whom this Statement of Additional Information is being sent, are incorporated herein by reference with respect to all information other than the information set forth in the letter to shareholders included therein. The Funds will furnish, without charge, a copy of the Annual Report, upon request to the Funds at State Street Global Advisors, c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, 1-800-242-0134.
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APPENDIX A
RATINGS OF DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE, INC. (“MOODY'S”)
GLOBAL LONG-TERM RATING SCALE
Ratings assigned on Moody's global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
GLOBAL SHORT-TERM RATING SCALE
Ratings assigned on Moody's global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P GLOBAL RATINGS (“S&P”)
ISSUE CREDIT RATING DEFINITIONS
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
LONG-TERM ISSUE CREDIT RATINGS*
AAA: An obligation rated ‘AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated ‘BB', ‘B', ‘CCC', ‘CC', and ‘C' are regarded as having significant speculative characteristics. ‘BB' indicates the least degree of speculation and ‘C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
NR: This indicates that a rating has not been assigned or is no longer assigned.

*
Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
SHORT-TERM ISSUE CREDIT RATINGS
A-1: A short-term obligation rated ‘A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed debt restructuring.
FITCH RATINGS. (“FITCH”)
ISSUER DEFAULT RATINGS
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity's relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality.
‘AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
‘AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
‘A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.
‘BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative.
‘B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk.
Very low margin for safety. Default is a real possibility.
CC: Very high levels of credit risk.
Default of some kind appears probable.
C: Near default
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C' category rating for an issuer include:
a.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.
the formal announcement by the issuer or their agent of a distressed debt exchange;
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default.
‘RD' ratings indicate an issuer that in Fitch's opinion has experienced:
a.
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b.
has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c.
has not otherwise ceased operating.
This would include:
i.
the selective payment default on a specific class or currency of debt;
ii.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default.
‘D' ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
SHORT-TERM RATINGS ASSIGNED TO ISSUERS AND OBLIGATIONS
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA' has three notch-specific rating levels (‘AA+'; ‘AA'; ‘AA-'; each a rating level). Such suffixes are not added to ‘AAA' ratings and ratings below the 'CCC' category. For the short-term rating category of ‘F1', a ‘+' may be appended. For Viability Ratings, the modifiers “+” or “–” may be appended to a rating to denote relative status within categories from ‘AA' to ‘CCC'. For derivative counterparty ratings the modifiers “+” or “–” may be appended to the ratings within ‘AA(dcr)' to ‘CCC(dcr)' categories.

APPENDIX B – FUNDS' PROXY VOTING POLICIES AND PROCEDURES
SSGA FUNDS
STATE STREET MASTER FUNDS
STATE STREET INSTITUTIONAL INVESTMENT TRUST
ELFUN GOVERNMENT MONEY MARKET FUND
ELFUN TAX-EXEMPT INCOME FUND
ELFUN INCOME FUND
ELFUN DIVERSIFIED FUND
ELFUN INTERNATIONAL EQUITY FUND
ELFUN TRUSTS
STATE STREET NAVIGATOR SECURITIES LENDING TRUST
STATE STREET INSTITUTIONAL FUNDS
STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC. (THE “COMPANY”)1
PROXY VOTING POLICY AND PROCEDURES
As of September 20, 2017
The Board of Trustees/Directors of the Trust/Company (each series thereof, a “Fund”) have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust/Company's investment portfolios.
1. Proxy Voting Policy
The policy of the Trust/Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust/Company to SSGA Funds Management, Inc., the Trust/Company's investment adviser (the “Adviser”), subject to the Trustees/Directors' continuing oversight.
2. Fiduciary Duty
The right to vote proxies with respect to a portfolio security held by the Trust/Company is an asset of the Trust/Company. The Adviser acts as a fiduciary of the Trust/Company and must vote proxies in a manner consistent with the best interest of the Trust/Company and its shareholders.
3. Proxy Voting Procedures
A. At least annually, the Adviser shall present to the Boards of Trustees/Directors its policies, procedures and other guidelines for voting proxies (“Policy”) and the policy of any Sub-adviser (as defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Trustees/Directors of material changes to its Policy or the policy of any Sub-adviser promptly and not later than the next regular meeting of the Board of Trustees/Directors after such amendment is implemented.
B. At least annually, the Adviser shall present to the Boards of Trustees/Directors its policy for managing conflicts of interests that may arise through the Adviser's proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by a Fund to the Trustees/Directors at the next regular meeting of the Board of Trustees/Directors after such override(s) occur.
C. At least annually, the Adviser shall inform the Trustees/Director that a record is available with respect to each proxy voted with respect to portfolio securities of the Trust/Company during the year. Also see Section 5 below.
4. Revocation of Authority to Vote
The delegation by the Trustees/Directors of the authority to vote proxies relating to portfolio securities of the Trust/Company may be revoked by the Trustees/Directors, in whole or in part, at any time.
____________
1
Unless otherwise noted, the singular term “Trust/Company” used throughout this document means each of SSGA Funds, State Street Master Funds, State Street Institutional Investment Trust, State Street Navigator Securities Lending Trust, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun International Equity Fund, Elfun Trusts, State Street Institutional Funds, and State Street Variable Insurance Series Funds, Inc.
B-1

5. Annual Filing of Proxy Voting Record
The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of the Trust/Company to the Trust/Company or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust/Company's annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.
6. Retention and Oversight of Proxy Advisory Firms
A. In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm's staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to Boards of Trustees/Directors regarding the results of this review.
B. The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm's capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm's conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.
7. Periodic Sampling
The Adviser will periodically sample proxy votes to review whether they complied with the Policy. The Adviser shall, at least annually, report to the Boards of Trustees/Directors regarding the frequency and results of the sampling performed.
8. Disclosures
A.
The Trust/Company shall include in its registration statement:
1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
1. A statement disclosing that information regarding how the Trust/Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust/Company's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the “SEC”) website.
B.
The Trust/Company shall include in its annual and semi-annual reports to shareholders:
1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust/Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust/Company's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and
2. A statement disclosing that information regarding how the Trust/Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust/Company's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.
9. Sub-Advisers
For certain Funds, the Adviser may retain investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Funds pursuant to sub-advisory agreements. It is the policy of the Trust/Company that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the Sub-adviser's proxy voting policies and procedures.
10. Review of Policy
The Trustees/Directors shall review this policy to determine its continued sufficiency as necessary from time to time.
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APPENDIX C - ADVISER’S PROXY VOTING PROCEDURES AND GUIDELINES

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Effective March 25, 2024, for voting decisions as of March 26, 2024

Global Proxy Voting and Engagement Policy

State Street Global Advisors is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an asset manager, State Street Global Advisors votes its clients’ proxies where the client has delegated proxy voting authority to it, and State Street Global Advisors votes these proxies and engages with companies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.1

1	This Policy is applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation.

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Table of Contents	4	Introduction
	4	Our Asset Stewardship Program
	5	The State Street Global Advisors Proxy Voting Program
	5	Securities Not Voted Pursuant to the Policy
	6	Regional Nuances

	6	Our Proxy Voting and Engagement Principles
	6	Effective Board Oversight
	7	Disclosure
	7	Shareholder Protection
	7	Shareholder Proposals
	7	Engagement

	8	Section I. Effective Board Oversight
	8	Board Independence
	9	Board Composition
	11	Board Accountability

	15	Section II. Disclosure
	15	Board Composition Disclosures
	15	Reporting

	17	Section III. Shareholder Protection
	17	Capital
	19	Shareholder Rights
	21	Governance Documents & Miscellaneous Items

	22	Section IV. Shareholder Proposals

	23	Section V. Engagement
	23	Equity Engagements
	23	Fixed Income Engagements
	24	The Use of R-Factor in Engagements
	24	Engaging with Other Investors Soliciting State Street Global Advisors’ Votes in Connection with Vote-No Campaigns or Shareholder Proposals

	25	Section VI. Other Matters
	25	Securities On Loan
	25	Reporting

	26	Appendix A: Assessment Criteria for Common Disclosure Topics
	26	Climate Disclosure Criteria
	27	Say-on-Climate Criteria
	28	Climate Transition Plan Disclosure Criteria for Companies that Have Adopted a Climate Transition Plan
	30	Methane Disclosure Criteria

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30	Nature-Related Disclosure: Biodiversity, Deforestation, Water Management, Wastewater Management, Plastics and Packaging, Waste Management, Product Lifecycle
30	Human Capital Management Disclosure Criteria
31	Diversity, Equity & Inclusion Disclosure Criteria
32	Pay Equity Disclosure Criteria (United States and United Kingdom Only)
32	Civil Rights Disclosure Criteria (United States Only)
32	Human Rights Disclosure Criteria
33	Political Contributions Disclosure Criteria (United States Only)
33	Lobbying Disclosure Criteria (United States Only)
33	Trade Association Alignment Disclosure Criteria

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Introduction	At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. Our primary fiduciary obligation to our clients is to maximize the long-term value of their investments. State Street Global Advisors focuses on risks and opportunities that may impact long-term value creation for our clients. We rely on the elected representatives of the companies in which we invest — the board of directors — to oversee these firms’ strategies. We expect effective independent board oversight of the material risks and opportunities to its business and operations. We believe that appropriate consideration of these risks and opportunities is an essential component of a firm’s long-term business strategy, and expect boards to actively oversee the management of this strategy.

Our Asset Stewardship Program

State Street Global Advisors’ Asset Stewardship Team is responsible for developing and implementing this Global Proxy Voting and Engagement Policy (the “Policy”), the implementation of third-party proxy voting guidelines where applicable, case-by- case voting items, issuer engagement activities, and research and analysis of corporate governance issues and proxy voting items. The Asset Stewardship Team’s activities are overseen by our internal governance body, State Street Global Advisors’ ESG Committee (the “ESG Committee”). The ESG Committee is responsible for reviewing State Street Global Advisors’ stewardship strategy, engagement priorities, the Policy, and for monitoring the delivery of voting objectives.

In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Policy, and (3) provide research and analysis relating to general corporate governance issues and specific proxy items.

All voting decisions and engagement activities for which State Street Global Advisors has been given voting discretion are undertaken in accordance with this Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy is the use of an independent third party to vote on State Street Corporation (“State Street”) stock and the stock of other State Street affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we believe we may be conflicted from voting (for example, stock of a public company for which a State Street director also serves as a director, or due to an outside business interest). In such cases, delegated third parties exercise vote decisions based upon their independent voting policy.

We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we could refrain from voting at meetings in cases where:

• Power of attorney documentation is required.

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• Voting will have a material impact on our ability to trade the security.

• Voting is not permissible due to sanctions affecting a company or individual.

• Issuer-specific special documentation is required or various market or issuer certifications are required.

• Unless a client directs otherwise, in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).

Additionally, we are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.

Voting authority attached to certain securities held by State Street Global Advisors pooled funds may be delegated to an independent third party as required by regulatory or other requirements. Under such arrangements, voting will be conducted by the independent third party pursuant to its proxy voting policy and not pursuant to this Policy.

The State Street Global Advisors Proxy Voting Program	In addition to the option of delegating proxy voting authority to State Street Global Advisors pursuant to this Policy, clients may alternatively choose to participate in the State Street Global Advisors Proxy Voting Program (the “Proxy Voting Program”) which empowers clients to direct the proxy voting of shares held by the eligible fund or segregated account[2] they own. Clients that participate in the Proxy Voting Program have the option of selecting a third-party proxy voting guideline from among policies included in the Proxy Voting Program to apply to the vote of the client’s pro rata share of the securities held by the eligible fund or segregated account they own. This Policy does not apply to shares voted under the Proxy Voting Program.

Securities Not Voted Pursuant to the Policy

Where State Street Global Advisors’ clients have asked it to vote their shares on the client’s behalf, including where a pooled fund fiduciary has delegated the responsibility to vote the fund’s securities to State Street Global Advisors, State Street Global Advisors votes those securities in a unified manner, consistent with the principles described in this Policy. Exceptions to this unified voting policy are: (1) where State Street Global Advisors has made its Proxy Voting Program available to its separately managed account clients and investors within a fund managed by State Street Global Advisors, in which case a pro rata portion of shares held by the fund or segregated account attributable to clients who choose to participate in the Proxy Voting Program will be voted consistent with the third-party proxy voting guidelines selected by the clients, (2) where a pooled investment vehicle managed by State Street

2  “Eligible funds and segregated accounts” include all fund and client accounts managed by State Street Global Advisors that employ an equity index strategy and which have granted, or are able to grant, proxy voting authority to State Street Global Advisors.

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Global Advisors utilizes a third party proxy voting guideline as set forth in that fund’s organizational and/or offering documents, and (3) where voting authority with respect to certain securities held by State Street Global Advisors pooled funds may be delegated to an independent third party as required by regulatory or other requirements. With respect to such funds and separately managed accounts utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Policy described herein and the proxy votes implemented with respect to such a fund or account may differ from and be contrary to the votes implemented for other portfolios managed by State Street Global Advisors pursuant to this Policy.

Regional Nuances	When voting and engaging with companies, we may consider market-specific nuances that may be relevant to that company. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes and to publicly disclose their level of compliance with the applicable provisions and requirements. Except where specified, this Policy applies globally.

Our Proxy Voting and Engagement Principles	We have organized our proxy voting and engagement program around three broad principles:

Effective Board Oversight

We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, we seek to vote director elections in a way that we believe will maximize long-term value. Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors undertake activities that include setting strategy and providing guidance on strategic matters, selecting the CEO and other senior executives, overseeing executive management, creating a succession plan for the board and management, and providing effective oversight of material risks and opportunities relevant to their business. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. We believe a sufficiently independent board is key to effectively monitoring management, maintaining appropriate governance practices, and performing oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific. We vote for the (re-)election of directors on a case-by-case basis after considering various

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factors set forth in this Policy, including, but not limited to, board quality, general market practice, and availability of information on director skills and expertise. When voting in director elections, we do so on behalf of and in the best interest of the funds and client accounts we manage and do not seek to change or influence control of the company.

Disclosure	It is important for shareholders to receive timely and accurate reporting of a company’s financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should also provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their economic interests have been protected by the board and provides insights into the quality of the board’s oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.

Shareholder Protection	State Street Global Advisors believes it is in the best interest of shareholders for companies to have appropriate shareholder rights and accountability mechanisms in place. As a starting place for voting rights, it is necessary for ownership rights to reflect one vote for one share to ensure that economic interests and proxy voting power are aligned. This share structure best supports the shareholders’ right to exercise their proxy vote on matters that are important to the protection of their investment such as share issuances and other dilutive events, authorization of strategic transactions, approval of a shareholder rights plan, and changes to the corporate bylaws or charter, among others. In terms of accountability mechanisms, we believe there should be annual elections of the full board of directors. The ability to elect, remove and nominate directors on at least an annual basis provides the appropriate checks and balances to ensure that the board of directors are undertaking their responsibilities in the best interests of their shareholders.

Shareholder Proposals	When voting our clients’ proxies, we may be presented with shareholder proposals at portfolio companies that must be evaluated on a case-by-case basis and in accordance with the principles set forth above. For proposals related to commonly requested disclosure topics, we have also developed the criteria found in Appendix A to assess the effectiveness of disclosure on such topics in connection with these types of proposals.

Engagement	State Street Global Advisors’ engagement activities provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our clients’ accounts. We conduct issuer-specific engagements with companies to discuss the principles set forth in this Policy, including sustainability-related risks and opportunities. In addition, we encourage issuers to increase the amount of direct communication board members have with shareholders. We believe direct communication with

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executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.

Section I. Effective Board Oversight

Board Independence	We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. We believe a sufficiently independent board is key to effectively monitoring management, maintaining appropriate governance practices, and performing oversight functions necessary to protect shareholder interests. We have developed a set of criteria for determining board independence, which varies by region and/or local jurisdiction. These criteria generally follow relevant listing standards, local regulatory requirements and/or local market practice standards. Such criteria, may include, for example:

• Participation in related-party transactions and other material business relations with the company

• Employment history with company

• Founder and member of founding family

• Government representative

• Excessive tenure and a preponderance of long-tenured directors

• Relations with significant shareholders

• Close family ties with any of the company’s advisers, directors or senior employees

• Cross-directorships

• Receipt of non-board related compensation from the issuer, its auditors or advisors

• Company classification of a director as non-independent

In some cases, State Street Global Advisors’ criteria may be more rigorous than applicable local or listing requirements.

Separation of Chair/CEO Our primary focus is to ensure there is strong independent leadership of the board, in accordance with the principles discussed above. We generally support the board choosing the governance structure that is most appropriate for that company.

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We may take voting action against the chair or members of the nominating committee at companies in the following indexes that have combined the roles of chair and CEO and have not appointed a lead independent director:

• S&P 500

• STOXX Europe 600

Board Committees We believe that board committees are crucial to robust corporate governance and should be composed of a sufficient number of independent directors. We use the same criteria for determining committee independence as we do for determining director independence, which varies by region and/or local jurisdiction. Although we recognize that board structures may vary by jurisdiction, where a board has established an audit committee and/or compensation/remuneration committee, we generally expect the committee to be primarily, and in some cases, fully independent.

Board Composition	State Street Global Advisors believes that a well-constituted board of directors, with a balance of skills, expertise, and independence, provides the foundation for a well-governed company.

Refreshment and Tenure We may withhold votes from directors if overall average board tenure is excessive. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures.

Generally, we may vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non-executive directors with excessively long tenures serving on the board.

Director Time Commitments We consider if a company publicly discloses its director time commitment policy (e.g., within corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• Description of the annual review process undertaken by the nominating committee to evaluate director time commitments

• Numerical limit(s) on public company board seat(s) the company’s directors can serve on

For companies in the S&P 500, we may vote against the nominating committee chair at companies that do not publicly disclose a policy compliant with the above criteria, or do not commit to doing so within a reasonable timeframe.

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For other companies in certain markets[3] that do not publicly disclose a policy compliant with the above criteria, we will consider the number of outside board directorships that the company’s non-executive and executive directors may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:[4]

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Non-executive directors who sit on more than four public company boards

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Board Diversity We believe effective board oversight of a company’s long-term business strategy necessitates a diversity of perspectives, especially in terms of gender, race and ethnicity.

a. Board Gender Diversity

We expect boards of all listed companies to have at least one female board member. If a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

In addition, we expect the boards of companies in the following indices to be composed of at least 30-percent female directors.

• Russell 3000

• TSX

• FTSE 350

• STOXX 600

3. Such markets include the United States (ex-S&P 500), Australia, Canada, United Kingdom, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland.

4. Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

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• ASX 300

If a company does not meet the applicable expectation, State Street Global Advisors may vote against the chair of the board’s nominating committee or the board leader in the absence of a nominating committee.

We may waive the 30-percent voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for reaching the 30-percent threshold.

b. Board Racial & Ethnic Diversity (US & UK Only)

We may withhold support from the chair of the nominating committee when a company in the S&P 500 or FTSE 100 does not have at least one director from an underrepresented racial/ethnic community on its board. We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for reaching this threshold.

Board Member Expertise We believe board members should have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including sustainability-related issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. We believe nominating committees are best positioned to evaluate the skillset and expertise of both existing and prospective board members. However, we may take such considerations into account in certain circumstances, such as contested elections.

Board Accountability	Oversight of Strategy and Risk We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively manage and assess the risk of our clients’ portfolios, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders. Consistent with this perspective, we may seek to engage with our portfolio

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companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe that a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the responsible directors. We may withhold votes from directors who we determine have been remiss in their duties.

We may vote against directors due to failure to demonstrate effective oversight in the following three areas for relevant companies:

• Governance

• Climate risk management at companies in carbon-intensive industries[5] or companies receiving shareholder proposals that exhibit significant misalignment with our TCFD disclosure assessment criteria

• Human capital management at our largest global holdings

When evaluating a board’s oversight of risks and opportunities, we assess the following factors, based on disclosures by, and engagements with, portfolio companies:

• Oversees Long-term Strategy

— Articulates the material risks and opportunities and how those risks and opportunities fit into the firm’s long-term business strategy

— Regularly assesses the effectiveness of the company’s long-term strategy, and management’s execution of this strategy

• Demonstrates an Effective Oversight Process

— Describes which committee(s) have oversight over specific risks and opportunities, as well as which topics are overseen and/or discussed at the full-board level

— Includes risks and opportunities in board and/or committee agendas, and articulates how often specific topics are discussed at the committee and/or full-board level

5  State Street Global Advisors defines carbon-intensive industries as the following Global Industry Classification Standard (GICS) subindustries: Electric Utilities, Integrated Oil &Gas, Multi-Utilities, Steel, Construction Materials, Independent Power Producers & Energy Traders, Oil & Gas Refining & Marketing, Oil & Gas Exploration & Production, Diversified Metals & Mining, Airlines, Commodity Chemicals, Industrial Gases, Aluminum, Oil & Gas Storage & Transportation, Multi-Sector Holdings, Diversified Chemicals, Fertilizers & Agricultural Chemicals, Air Freight & Logistics, Agricultural Products, Environmental & Facilities Services, Coal & Consumable Fuels, Paper Packaging, Railroads, Marine, Automotive Retail, Oil & Gas Drilling, Food Retail, Paper Products, Hotels, Resorts & Cruise Lines, Internet & Direct Marketing Retail, Hypermarkets & Supercenters, Precious Metals & Minerals.

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— Utilizes KPIs or metrics to assess the effectiveness of risk management processes

— Engages with key stakeholders including employees and investors

• Ensures Effective Leadership

— Holds management accountable for progress on relevant metrics and targets

—  Integrates necessary skills and perspectives into the board nominating and executive hiring processes, and provides training to directors and executives on topics material to the company’s business or operations

— Conducts a periodic effectiveness review

• Ensures Disclosures of Material Information

— Ensures publication of relevant disclosures, including those regarding material topics

— For example, we expect companies to disclose against the four pillars of the Task Force on Climate-related Financial Disclosures (TCFD) framework.

Proxy Contests We believe nominating committees that are comprised of independent directors are best placed to assess which individuals can properly fulfill the duties of the board, and act as effective fiduciaries. As long-term shareholders, we vote proxies in director elections, including related to nominating committee members, who play a critical role in determining board composition. While our default position is to support the committees’ judgement, we consider the following factors when evaluating dissident nominees:

• Strategy presented by dissident nominees versus that of current management, as overseen by the incumbent board

• Effectiveness, quality, and experience of the management slate

• Material governance failures and the level of responsiveness to shareholder concerns and market signals by the incumbent board

• Quality of disclosure and engagement practices to support changes to shareholder rights, capital allocation and/or governance structure

• Company performance and, if applicable, the merit of a recovery plan

Board Oversight of Geopolitical Risk As stewards of our clients’ assets, we are aware of the financial risks associated with geopolitical risk, including risks arising from unexpected conflict between or among nations. We expect our portfolio companies that may be impacted by geopolitical risk to:

• Manage and mitigate risks related to operating in impacted markets, which may include financial, sanctions-related, regulatory, and/or reputational risks, among others;

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• Strengthen board oversight of these efforts; and

• Describe these efforts in public disclosures.

Compensation and Remuneration We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the possible types of plans and the awards, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the compensation committee.

For example, criteria we may consider include the following:

• Overall quantum relative to company performance

• Vesting periods and length of performance targets

• Mix of performance, time and options-based stock units

• Use of special grants and one-time awards

• Retesting and repricing features

• Disclosure and transparency

Board Responsiveness to Advisory Votes

a. Executive Pay

We may vote against the re-election of members of the compensation committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder feedback to review its approach. In addition, if the level of dissent against a management proposal on executive pay is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the compensation committee.

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b. Shareholder Proposals with Significant Shareholder Support

We may withhold votes from directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting.

Attendance We may withhold votes from directors if they attend less than 75 percent of board meetings without providing appropriate explanation for their failure to meet the attendance threshold.

Section II. Disclosure

It is important for shareholders to receive timely and accurate reporting of a company’s financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their economic interests have been protected by the board and provides insights into the quality of the board’s oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.

Board Composition Disclosures	We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Board Demographics (US and UK) If a company in the Russell 1000 or FTSE 350 does not disclose the gender, racial and ethnic composition of its board, we may vote against the Chair of the nominating committee. Acceptable disclosures include:

• Aggregate-level (e.g., “5% of our Directors are Black”, “Seven of our Directors are people of color”, “30% chose not to self-identify”); or

• Individual-level (e.g., “Jane Doe is African-American, John Smith is Caucasian,” etc.)

Reporting	Financial Statements We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if (i) they have not been disclosed or audited; (ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or (iii) the auditor opinion is not disclosed.

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Climate-Related Disclosures We believe that managing climate-related risks and opportunities is a key element in maximizing long-term risk-adjusted returns for our clients. As a result, we have a longstanding commitment to enhancing investor-useful disclosure around this topic.

We find that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide an effective framework for disclosure of climate-related risks and opportunities. We believe all companies should provide public disclosures in accordance with the following four pillars of the Taskforce for Climate-related Financial Disclosures (TCFD) framework:

• Governance The TCFD recommends companies describe the board’s oversight of, and management’s role in, assessing and managing climate-related risks and opportunities.

•  Strategy The TCFD recommends companies describe identified climate-related risks and opportunities and the impact of these risks and opportunities on their businesses, strategy, and financial planning.

•  Risk Management The TCFD recommends companies describe processes for identifying, assessing, and managing climate-related risks and describe how these processes are integrated into overall risk management.

• Metrics and Targets The TCFD recommends companies disclose metrics and targets used to assess and manage climate-related risks and opportunities.

—  State Street Global Advisors is not prescriptive on target setting. We expect companies that have adopted net zero ambitions to disclose interim climate targets.[6] If a company chooses not to disclose any climate targets, we expect the company to provide an explanation on how the company measures and monitors progress on managing climate-related risks and opportunities in line with the recommendations of TCFD.

—  TCFD recommends the disclosure of Scope 1, Scope 2, and, if appropriate, Scope 3 emissions. We expect companies to identify and disclose the most relevant categories of Scope 3 emissions as defined by the Greenhouse Gas Protocol Corporate Value Chain (Scope 3) Accounting and Reporting Standard. However, we recognize that Scope 3 emissions estimates have a high degree of uncertainty; therefore, if the company determines that categories of Scope 3 are impracticable to estimate, we instead encourage companies to explain these limitations. We do not expect companies to set Scope 3 targets. We do encourage companies to explain any efforts to address Scope 3 emissions in line with TCFD, such as engagement with suppliers, customers, or other stakeholders across the value chain, where relevant.

6. “Net zero ambitions” are defined by State Street Global Advisors as a public statement/commitment to align the company’s emissions to third party frameworks or pathways for net zero.

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We may take voting action against directors serving at companies in the following indexes that fail to provide sufficient disclosure regarding: (i) board oversight of climate-related risks and opportunities; (ii) total direct and indirect GHG emissions (“Scope 1” and “Scope 2” emissions); (iii) climate-related targets, in accordance with the TCFD framework:

• S&P 500

• S&P/TSX Composite

• FTSE 350

• STOXX 600

• ASX 200

• TOPIX 100

• Hang Seng

• Straits Times Index

We may waive the guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for providing the expected disclosures.

Say-on-Climate Proposals While we are generally supportive of effective climate- related disclosure, we currently do not endorse an annual advisory climate vote. We have reservations with the potential unintended consequences of such a vote, including insulating directors from accountability, distracting from existing disclosure frameworks, and straining investors’ limited proxy voting resources. Where management chooses to include a Say-on-Climate vote, we assess the company’s disclosure in accordance with the criteria listed in Appendix A.

Workforce Disclosures (US Only) We may vote against the chair of the compensation committee at companies in the S&P 500 that do not disclose their EEO-1 reports. Acceptable disclosures include:

• The original EEO-1 report response; or

• The exact content of the report translated into custom graphics

Section III. Shareholder Protection

Capital	Share Capital Structure The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s

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ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Our approach to share capital structure matters may vary by local market and jurisdiction, due to regional nuances. Such proposals may include:

• Increase in Authorized Common Shares

• Increase in Authorized Preferred Shares

• Unequal Voting Rights

• Share Repurchase Programs

Dividend Payouts We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against a dividend payout if the dividend payout ratio has been consistently below 30 percent without adequate explanation. We may also vote against if the payout is excessive given the company’s financial position. Particular attention will be warranted when the payment may damage the company’s long-term financial health.

Reorganization, Mergers and Acquisitions The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will generally be supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

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We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Related-Party Transactions Some companies have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to disclose details of the transaction, such as the nature, the value and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Cross-Shareholdings (Japan Only) “Cross-shareholdings” are a long-standing feature of the balance sheets of many Japanese companies, but, in our view, can be detrimental for corporate governance practices and ultimately shareholder returns.

Therefore, State Street Global Advisors may vote against the board leader at the TOPIX 500 companies where the “cross-shareholdings” (strategic listed shares) held by a company exceed 30 percent of the company’s net assets (as in the securities report disclosed for the previous fiscal year).

We may waive the guideline if a company engages with State Street Global Advisors and provides a specific, timebound, and publicly available plan for reducing its exposure to “cross-shareholdings”:

• To less than 30% by 2025; or

• By 50% of current level by 2025

Shareholder Rights	Proxy Access (North America Only) In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We consider proposals relating to proxy access on a case-by-case basis. We generally support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.

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Vote Standards

a. Annual Elections We generally support the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

b. Majority Voting We generally support a majority vote standard based on votes cast for the election of directors. We generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or to repeal certain provisions.

Shareholder Meetings

a. Special Meetings and Written Consent In general, we support the ability for shareholders to call special meetings, as well as act by written consent. We believe an appropriate threshold for both calling a special meeting and acting by written consent can be 25% of outstanding shares or less.

b. Notice Period to Convene a General Meeting We expect companies to give as much notice as is practicable when calling a general meeting. Generally, we are not supportive of authorizations seeking to reduce the notice period to less than 14 days.

c. Virtual/Hybrid Shareholder Meetings We generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

• If a company breaches any of the criteria above, we may vote against the chair of the nominating committee.

•  In evaluating these proposals we also consider the operating environment of the company, including local regulatory developments and specific market circumstances impacting virtual meeting practices.

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Governance Documents & Miscellaneous Items	Article Amendments
a. Unilateral Amendments We may withhold votes from directors of companies that have unilaterally adopted/amended company bylaws that negatively impact shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote.

b. Super-Majority We generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions.

We generally vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

c. Board Size We generally support proposals seeking to fix the board size or designate a range for the board size and vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Anti-Takeover Issues Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We generally do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers. Our approach to anti-takeover issues may vary by local market and jurisdiction, due to regional nuances. However, we will generally support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

When appropriate, we may vote for an amendment to a shareholder rights plan where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e., if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20 percent, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” nor similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Accounting and Audit-Related Issues Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important

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for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance of a company’s financial condition.

State Street Global Advisors believes that a company’s external auditor is an essential feature of an effective and transparent system of external independent assurance. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We generally do not support resolutions if adequate breakdown is not provided and/or if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We generally support the discharge of auditors in the absence of pending litigation, governmental investigation, charges or fraud or other indication of significant concern, as well as requirements that auditors attend the annual meeting of shareholders.

Indemnification and Liability Generally, we support proposals to limit directors’[7] liability and/ or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Section IV. Shareholder Proposals	We believe that company boards do right by investors and are responsible for overseeing strategy and company management. Towards that end, we generally vote against a shareholder proposal if it appears to impose changes to business strategy or operations, such as increasing or decreasing investment in certain products or businesses or phasing out a product or business line or if it is not a topic that the company has deemed to be material in their public disclosure documents.

When assessing shareholder proposals, we fundamentally consider whether the adoption of the resolution would promote long-term shareholder value in the context of our core governance principles:

1. Effective board oversight

7. In Japan, this includes statutory auditors.

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2. Quality disclosure

3. Shareholder protection

We will consider supporting a shareholder proposal if:

• the request is focused on enhanced disclosure of the company’s governance and/or risk oversight

• the adoption of the request would protect our clients’ interests as minority shareholders; or

• for common proposal topics for which we have developed assessment criteria, the extent to which the request satisfies the criteria found in Appendix A

Section V. Engagement	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies. Our stewardship prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation.

Equity Engagements	In general, there are three types of engagements that State Street Global Advisors may hold on behalf of equity holders:

1. Engagements with Portfolio Companies in Connection with a Ballot Item or
Other Topic In our Policy — Engagements held with portfolio companies to discuss a ballot item, event or other established topic found in our Policy.
Such engagements generally, but not necessarily, occur during “proxy season.” They may be held at the request of State Street Global Advisors or the portfolio company.

2. Off-Season Engagement at the Request of a Portfolio Company — From
time-to-time, portfolio companies may seek to engage with State Street
Global Advisors in the ‘off- season’ to discuss a particular topic.

3. Off-Season Proactive Engagement Campaigns — Each year, State Street
Global Advisors will identify thematic engagement campaigns on important topics for which we are seeking more information to potentially inform our future voting positions.

Fixed Income Engagements	From time-to-time, certain corporate action election events, reclassifications or other changes to the investment terms of debt holdings may occur or an issuer may seek to engage with State Street Global Advisors to discuss matters pertaining to the debt instruments that State Street Global Advisors holds on behalf of its clients. In such instances, State Street Global Advisors may

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engage with the issuer to obtain further information about the matter for purposes of its investment decision making. Such engagements are the responsibility of the Fixed Income portfolio management team, but may be supported by State Street Global Advisors’ Asset Stewardship Team. All election decisions are the responsibility of the relevant portfolio management team.

In addition, State Street Global Advisors may also identify themes for engagement campaigns with issuers on topics that it believes may affect value of its clients’ debt investments. State Street Global Advisors may proactively engage with portfolio companies on these topics to help inform our views on the subject. Where such themes align with those relating to equities, such engagements may be carried out jointly on behalf of both equity and fixed income holdings where there is mutual benefit for both asset classes. Such engagements are led by the State Street Global Advisors Asset Stewardship Team, but could be attended by the relevant portfolio management teams.

The Use of R-Factor in Engagements	R-Factor™ is a scoring system created by State Street Global Advisors that leverages multiple data sources and aligns them to widely accepted, transparent Sustainability Accounting Standards Board (SASB) Materiality Framework for over 12,000 publicly listed companies. R-Factor™ scores are among the many inputs the Asset Stewardship Team may review when performing analysis on portfolio companies before engagements.

State Street Global Advisors uses R-Factor as a consideration when prioritizing engagements. State Street Global Advisors may also engage with a company regarding its R-Factor score at the request of the company.

Engaging with Other Investors Soliciting State Street Global Advisors’ Votes in Connection with Vote-No Campaigns or Shareholder Proposals	We believe it is good practice for us to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at investee companies. However, we generally limit such discussions with investors to one engagement with the proponent unless we believe that it is necessary for us to have a follow-up discussion, and will seek to also engage with the company. We welcome the opportunity to review materials sent in advance of the proposed discussion. To the extent possible, we review all materials made publicly available by the investor or the company on a contested ballot item before making our own independent voting decision.

Our primary purpose of engaging with investors is:

• To gain a better understanding of their position or concerns at investee companies.

• In proxy contest situations:

— To assess possible director candidates where investors are seeking board representation in proxy contest situations

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— To understand the investor’s proposed strategy for the company and investment time horizon to assess their alignment with State Street Global Advisors’ views and interests as a long-term shareholder
All requests for engagement should be sent to GovernanceTeam@ssga.com.

Section VI. Other Matters

Securities On Loan	As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors’ securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, or bankruptcy and liquidation).

Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.

State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. When we do not receive timely notice, we may be unable to recall the shares on or before the record date.

Reporting	We provide transparency for our stewardship activities through our regular client reports and relevant information reported online. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual stewardship report is complemented by quarterly stewardship activity reports as well as the publication of thought leadership on governance and sustainability on our website. Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.

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Appendix A

Assessment Criteria for Common Disclosure Topics	As outlined above, the pillars of our Asset Stewardship Program rest on effective board oversight, quality disclosure and shareholder protection. We are frequently asked to evaluate shareholder proposals on various topics, including requests for enhanced disclosure. We have developed the below criteria, which we believe represents quality disclosure on commonly requested disclosure topics.

Climate Disclosure Criteria	We expect all companies to provide public disclosures in accordance with the following four pillars of the Taskforce for Climate-related Financial Disclosures (TCFD) framework:

• Governance The TCFD recommends companies describe the board’s oversight of, and management’s role in, assessing and managing climate-related risks and opportunities.

•  Strategy The TCFD recommends companies describe identified climate-related risks and opportunities and the impact of these risks and opportunities on their businesses, strategy, and financial planning.

•  Risk Management The TCFD recommends companies describe processes for identifying, assessing, and managing climate-related risks and describe how these processes are integrated into overall risk management.

• Metrics and Targets The TCFD recommends companies disclose metrics and targets used to assess and manage climate-related risks and opportunities.

—  State Street Global Advisors is not prescriptive on target setting. We expect companies that have adopted net zero ambitions to disclose interim climate targets. If a company chooses not to disclose any climate targets, we expect the company to provide an explanation on how the company measures and monitors progress on managing climate-related risks and opportunities in line with the recommendations of TCFD.

—  TCFD recommends the disclosure of Scope 1, Scope 2, and, if appropriate, Scope 3 emissions. We expect companies to identify and disclose the most relevant categories of Scope 3 emissions as defined by the Greenhouse Gas Protocol Corporate Value Chain (Scope 3) Accounting and Reporting Standard. However, we recognize that Scope 3 emissions estimates have a high degree of uncertainty; therefore, if the company determines that categories of Scope 3 are impracticable to estimate, we instead encourage companies to explain these limitations. We do not expect companies to set Scope 3 targets. We do encourage

8. “Net zero ambitions” are defined by State Street Global Advisors as a public statement/commitment to align the company’s emissions to third party frameworks or pathways for net zero.

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companies to explain any efforts to address Scope 3 emissions in line with TCFD, such as engagement with suppliers, customers, or other stakeholders across the value chain, where relevant.

Additionally, we expect companies in carbon-intensive industries[9] to disclose:

•  Public disclosure in accordance with all four pillars of Taskforce for Climate-related Financial Disclosures (TCFD) framework: (1) Governance, (2) Strategy, (3) Risk Management, (4) Metrics and Targets

• Interim climate targets to accompany long-term climate ambitions

• Discussion of scenario-planning on relevant risk assessment and strategic planning processes[10]

• Incorporation of relevant climate considerations in financial planning and/or capital allocation decisions, and

• Scope 1, 2, and relevant categories of Scope 3 greenhouse gas emissions[11]

Say-on-Climate Criteria

While we are generally supportive of the goals of “Say-on-Climate” proposals because we support effective climate-related disclosure, we currently do not endorse an annual advisory climate vote. We have reservations with the potential unintended consequences of such a vote, including insulating directors from accountability, distracting from existing disclosure frameworks, and straining investors’ limited proxy voting resources. Where management chooses to include a Say-on-Climate vote, we assess the company’s disclosure on a case-by-case basis consistent with our Assessment Criteria for Climate Transition Plan Disclosure outlined below.

9.  State Street Global Advisors defines carbon-intensive industries as the following Global Industry Classification Standard (GICS) subindustries: Electric Utilities, Integrated Oil &Gas, Multi-Utilities, Steel, Construction Materials, Independent Power Producers & Energy Traders, Oil & Gas Refining & Marketing, Oil & Gas Exploration & Production, Diversified Metals & Mining, Airlines, Commodity Chemicals, Industrial Gases, Aluminum, Oil & Gas Storage & Transportation, Multi-Sector Holdings, Diversified Chemicals, Fertilizers & Agricultural Chemicals, Air Freight & Logistics, Agricultural Products, Environmental & Facilities Services, Coal & Consumable Fuels, Paper Packaging, Railroads, Marine, Automotive Retail, Oil & Gas Drilling, Food Retail, Paper Products, Hotels, Resorts & Cruise Lines, Internet & Direct Marketing Retail, Hypermarkets & Supercenters, Precious Metals & Minerals.

10. As recommended by TCFD, we believe quality disclosure on scenario analysis includes the following: (i) the company has evaluated and disclosed the resilience of their strategy and business model to climate-related risks and opportunities using climate-related scenario analysis (ii) the company has described the implications of the scenario-planning exercise on the business including relevant risk assessment and strategic planning processes. We are not prescriptive on scenario selection. The company may choose to evaluate a range of scenarios aligned with relevant jurisdictional commitments, sectoral decarbonization approaches, or publicly available scenarios aligned with limiting global temperature rise as recommended by TCFD.

11. TCFD recommends the disclosure of Scope 1, Scope 2, and, if appropriate, Scope 3 emissions. We expect companies to identify and disclose the most relevant categories of Scope 3 emissions as defined by the Greenhouse Gas Protocol Corporate Value Chain (Scope 3) Accounting and Reporting Standard. However, we recognize that Scope 3 emissions estimates have a high degree of uncertainty and therefore if the company determines that categories of Scope of 3 are impracticable to estimate, we instead encourage companies to explain these limitations.

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We would consider supporting a “Say-on-Climate” shareholder proposal if the company has not provided investors with meaningful climate-related disclosure in line with our expectations, nor signaled the intention to enhance disclosure in the future.

Climate Transition Plan Disclosure Criteria for Companies that Have Adopted a Climate Transition Plan	We do not require companies to adopt net zero ambitions[12] or join relevant industry initiatives. For companies that have adopted a net zero ambition and/or climate transition plan, the disclosure criteria set out below serve to provide transparency on the criteria we assess.[13] Given that climate-related risks present differently across industries, our assessment of the below criteria may vary to account for best practices in specific industries.

• Ambition

— Disclosure of long-term climate ambitions

• Targets

— Disclosure of short- and/or medium-term interim climate targets

— Disclosure of alignment of climate targets with relevant jurisdictional commitments, specific temperature pathways, and/or sectoral decarbonization approaches

• TCFD Disclosure

— As recommended by TCFD:

○ Description of approach to identifying and assessing climate-related risks and opportunities

○ Disclosure of resilience of the company’s strategy, taking into consideration a range of climate-related scenarios

○ Disclosure of Scope 1, Scope 2, and relevant categories of Scope 3 emissions and any assurance

• Decarbonization Strategy

○ Disclosure of plans and actions to support stated climate targets and ambitions

○ Disclosure of emissions management efforts within the company’s operations and, as applicable, across the value chain

○ Disclosure of carbon offsets utilization, if any

12. “Net zero ambitions” are defined by State Street Global Advisors as a public statement/commitment to align the company’s emissions to third party frameworks or pathways for net zero.

13. State Street Global Advisors does not require companies to adopt a climate transition plan.

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○ Disclosure of the role of climate solutions (e.g., carbon capture and storage)

○ Disclosure of potential social risks and opportunities[14] related to climate transition plan, if any

• Capital Allocation

○ Disclosure of integration of relevant climate considerations in financial planning

○ Disclosure of total actual and planned capital deployed toward climate transition plan

○ Disclosure of approach to assessing and prioritizing investments toward climate transition plan (e.g., marginal abatement cost curves, internal carbon pricing, if any)

• Climate Policy Engagement

○ Disclosure of position on climate-related topics relevant to the company’s decarbonization strategy

○   Disclosure of assessment of stated positions on relevant climate-related topics versus those of associations and other relevant policy-influencing entities, such as trade associations, industry bodies, or coalitions, to which the company belongs, and any efforts taken as a result of this review to address potential misalignment.

• Climate Governance

○ Disclosure of the board’s role in overseeing climate transition plan

○ Disclosure of management’s role in overseeing climate transition plan

• Physical Risk

○ Disclosure of assessment of climate-related physical risks

○ Disclosure of approach to managing identified climate-related physical risks

14. Social risks and opportunities refer to the potential impacts on stakeholders, such as a company’s workforce, customers, communities, or supply chains related to the company’s climate transition plan, which may give rise to risks or opportunities related to human capital management, human rights, and economic development, among others.

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• Stakeholder Engagement

○ Disclosure of engagement with relevant internal stakeholders related to climate transition plan (e.g., workforce training, cross-functional collaboration)

○ Disclosure of engagement with relevant external stakeholders related to climate transition plan (e.g., industry collaboration, customer engagement)

Methane Disclosure Criteria	For companies that own or operate oil and gas assets we believe quality disclosure includes the following:

• Describe methane emissions detection and monitoring efforts

• Explain efforts to enhance measurement, reporting, and verification

• Describe the company’s strategy to manage methane emissions

• Disclose any methane-related metrics and targets utilized

Nature-Related Disclosure: Biodiversity, Deforestation, Water Management, Wastewater Management, Plastics and Packaging, Waste Management, Product Lifecycle	For companies that have determined Biodiversity, Deforestation, Water Management, Wastewater Management, Plastics and Packaging, Waste Management, or Product Lifecycle to present a long-term risk and/or opportunity to their business and/or operations we believe quality disclosure should include the following, which aligns with the pillars of the TCFD framework:
• Governance
• Strategy

• Risk management

• Metrics and targets (when relevant)

In assessing these criteria, we may review the company’s disclosure against industry and market practice (e.g., peer disclosure, relevant frameworks, relevant industry guidance).

Human Capital Management Disclosure Criteria	We believe quality public disclosure includes the following:
• Board oversight Methods outlining how the board oversees human capital-related risks and opportunities

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• Strategy Approaches to human capital management and how these advance the long- term business strategy

• Compensation Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy

• Voice Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization, and

• Diversity, equity, and inclusion Efforts to advance diversity, equity, and inclusion

Diversity, Equity & Inclusion Disclosure	We believe quality public disclosure includes the following:
Criteria	• Board Oversight Describe how the board executes its oversight role in risks and opportunities related to diversity and inclusion

• Strategy Articulate the role that diversity (of race, ethnicity, and gender, at minimum) plays in the company’s broader human capital management practices and long-term strategy

• Goals Describe what diversity, equity, and inclusion-related goals exist, how these goals contribute to the company’s overall strategy, and how they are managed and progressing

• Metrics Provide measures of the diversity of the company’s global employee base and board, including:

○   Workforce Employee diversity by race, ethnicity, and gender (at minimum). We expect to see this information to be broken down by industry-relevant employment categories or levels of seniority, for all full-time employees. In the US, companies are expected to at least use the disclosure framework set forth by the United States Equal Employment Opportunity Commission’s EEO-1 Survey. Non-US companies are encouraged to disclose this information in alignment with SASB guidance and nationally appropriate frameworks; and,

○ Board Diversity characteristics, including racial, ethnic, and gender makeup (at minimum) of the board of directors; and

○   Board Diversity Articulate goals and strategy related to diverse representation at the board (including race, ethnicity, and gender, at minimum), including how the board reflects the diversity of the company’s workforce, community, customers, and other key stakeholders.

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Pay Equity Disclosure Criteria (United States and United Kingdom	We believe quality disclosure for companies in the United States and the United Kingdom includes the following:
Only)	• Adjusted pay gaps related to race and gender within the company (disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the United Kingdom market at this time);

• Strategy to achieve and maintain pay equity; and

• Role of the board in overseeing pay strategies as well as diversity, equity and inclusion efforts

Civil Rights Disclosure Criteria (United States Only)	We believe quality disclosure for companies in the United States includes the following:
• Risks related to civil rights, including risks associated with products, practices, and services;

• Plans to manage and mitigate these risks; and

• Processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).

Human Rights Disclosure Criteria	We expect portfolio companies to regularly identify whether there are risks related to human rights[15] in their operations and manage any material risks that emerge, providing relevant disclosures to investors.

We believe all companies should disclose whether they have established processes for identifying risks related to human rights.

For companies where material human rights risks are identified, we believe quality disclosure includes the following:

• Human rights-related risks the company considers most material

• Plans to manage and mitigate these risks

• Board oversight of these risks, and

• Assessment of the effectiveness of the human rights risk management program

15. As defined in the Universal Declaration of Human Rights and the ILO Declaration on Fundamental Principles and Rights at Work.

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Political Contributions Disclosure Criteria (United States Only)	We believe quality disclosure companies in the United States includes the following information:

•  All contributions, no matter the dollar value, made by the company, its subsidiaries, and/ or affiliated Political Action Committees (PACs) to individual candidates, PACs, and other political organizations at the state and federal levels in the United States; and

• The role of the board in oversight of political contributions.

Lobbying Disclosure Criteria (United States Only)	We believe quality disclosure for companies in the United States includes the following:
• Membership in United States trade associations (to which payments are above $50,000 per year) and

• The role of the board in overseeing lobbying activities.

Trade Association Alignment Disclosure	We believe quality disclosure for companies includes the following:
Criteria	• The board’s role in overseeing the company’s participation in the political process, including membership in trade associations or other policy-influencing entities; and

•  Whether the company regularly performs a gap analysis of its stated positions on relevant issues versus those of the trade associations or other policy-influencing organizations of which it is a member, and

• Whether the company disclosed a list of its trade association memberships

Note:We believe that management is best suited to take positions on the matters related to their company, and therefore we do not recommend any specific position. Our support of these types of shareholder proposals, if any, solely reflects our support for enhanced disclosure on assessing alignment between stated company positions and the positions of associations and other relevant policy-influencing entities to which the company belongs in line with market expectations and effective risk management.

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About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. As pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth- largest asset manager* with US $4.13 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2022.

†  This figure is presented as of December 31, 2023 and includes approximately $64.44 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

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ssga.com	ID2025966 0224	Exp. Date: 02/28/2025

APPENDIX **D** — ISS PROXY VOTING POLICY AND GUIDELINES

ISS

UNITED STATES

Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2023
Published December 13, 2022

WWW.ISSGOVERNANCE.COM D-1

TABLE OF CONTENTS

Coverage	D-9

1. Board of Directors	D-10

Voting on Director Nominees in Uncontested Elections	D-10

Independence	D-10

ISS Classification of Directors – U.S.	D-11

Composition	D-13

Attendance	D-13

Overboarded Directors	D-13

Gender Diversity	D-13

Racial and/or Ethnic Diversity	D-13

Responsiveness	D-14

Accountability	D-14

Poison Pills	D-14

Unequal Voting Rights	D-15

Classified Board Structure	D-15

Removal of Shareholder Discretion on Classified Boards	D-15

Problematic Governance Structure	D-15

Unilateral Bylaw/Charter Amendments	D-16

Restricting Binding Shareholder Proposals	D-16

Director Performance Evaluation	D-16

Management Proposals to Ratify Existing Charter or Bylaw Provisions	D-17

Problematic Audit-Related Practices	D-17

Problematic Compensation Practices	D-17

Problematic Pledging of Company Stock	D-18

Climate Accountability	D-18

Governance Failures	D-18

Voting on Director Nominees in Contested Elections	D-19

Vote-No Campaigns	D-19

Proxy Contests/Proxy Access	D-19

Other Board-Related Proposals	D-19

Adopt Anti-Hedging/Pledging/Speculative Investments Policy	D-19

Board Refreshment	D-19

Term/Tenure Limits	D-20

Age Limits	D-20

Board Size	D-20

Classification/Declassification of the Board	D-20

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CEO Succession Planning	D-20

Cumulative Voting	D-20

Director and Officer Indemnification, Liability Protection, and Exculpation	D-21

Establish/Amend Nominee Qualifications	D-21

Establish Other Board Committee Proposals	D-22

Filling Vacancies/Removal of Directors	D-22

Independent Board Chair	D-22

Majority of Independent Directors/Establishment of Independent Committees	D-23

Majority Vote Standard for the Election of Directors	D-23

Proxy Access	D-23

Require More Nominees than Open Seats	D-23

Shareholder Engagement Policy (Shareholder Advisory Committee)	D-24

2. Audit-Related	D-25

Auditor Indemnification and Limitation of Liability	D-25

Auditor Ratification	D-25

Shareholder Proposals Limiting Non-Audit Services	D-25

Shareholder Proposals on Audit Firm Rotation	D-26

3. Shareholder Rights & Defenses	D-27

Advance Notice Requirements for Shareholder Proposals/Nominations	D-27

Amend Bylaws without Shareholder Consent	D-27

Control Share Acquisition Provisions	D-27

Control Share Cash-Out Provisions	D-27

Disgorgement Provisions	D-28

Fair Price Provisions	D-28

Freeze-Out Provisions	D-28

Greenmail	D-28

Shareholder Litigation Rights	D-28

Federal Forum Selection Provisions	D-28

Exclusive Forum Provisions for State Law Matters	D-29

Fee shifting	D-29

Net Operating Loss (NOL) Protective Amendments	D-30

Poison Pills (Shareholder Rights Plans)	D-30

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	D-30

Management Proposals to Ratify a Poison Pill	D-30

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	D-31

Proxy Voting Disclosure, Confidentiality, and Tabulation	D-31

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions	D-31

Reimbursing Proxy Solicitation Expenses	D-32

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Reincorporation Proposals	D-32

Shareholder Ability to Act by Written Consent	D-32

Shareholder Ability to Call Special Meetings	D-33

Stakeholder Provisions	D-33

State Antitakeover Statutes	D-33

Supermajority Vote Requirements	D-33

Virtual Shareholder Meetings	D-34

4. Capital/Restructuring	D-35

Capital	D-35

Adjustments to Par Value of Common Stock	D-35

Common Stock Authorization	D-35

General Authorization Requests	D-35

Specific Authorization Requests	D-36

Dual Class Structure	D-36

Issue Stock for Use with Rights Plan	D-36

Preemptive Rights	D-36

Preferred Stock Authorization	D-36

General Authorization Requests	D-36

Recapitalization Plans	D-38

Reverse Stock Splits	D-38

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.	D-38

Share Repurchase Programs	D-39

Share Repurchase Programs Shareholder Proposals	D-39

Stock Distributions: Splits and Dividends	D-39

Tracking Stock	D-39

Restructuring	D-39

Appraisal Rights	D-39

Asset Purchases	D-40

Asset Sales	D-40

Bundled Proposals	D-40

Conversion of Securities	D-40

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	D-40

Formation of Holding Company	D-41

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	D-41

Joint Ventures	D-42

Liquidations	D-42

Mergers and Acquisitions	D-42

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Private Placements/Warrants/Convertible Debentures	D-43

Reorganization/Restructuring Plan (Bankruptcy)	D-44

Special Purpose Acquisition Corporations (SPACs)	D-44

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	D-45

Spin-offs	D-45

Value Maximization Shareholder Proposals	D-45

5. Compensation	D-46

Executive Pay Evaluation	D-46

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)	D-46

Pay-for-Performance Evaluation	D-47

Problematic Pay Practices	D-48

Compensation Committee Communications and Responsiveness	D-49

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)	D-49

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	D-49

Equity-Based and Other Incentive Plans	D-50

Shareholder Value Transfer (SVT)	D-51

Three-Year Value-Adjusted Burn Rate	D-51

Egregious Factors	D-51

Liberal Change in Control Definition	D-51

Repricing Provisions	D-52

Problematic Pay Practices or Significant Pay-for-Performance Disconnect	D-52

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))	D-52

Specific Treatment of Certain Award Types in Equity Plan Evaluations	D-53

Dividend Equivalent Rights	D-53

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	D-53

Other Compensation Plans	D-53

401(k) Employee Benefit Plans	D-53

Employee Stock Ownership Plans (ESOPs)	D-54

Employee Stock Purchase Plans—Qualified Plans	D-54

Employee Stock Purchase Plans—Non-Qualified Plans	D-54

Option Exchange Programs/Repricing Options	D-54

Stock Plans in Lieu of Cash	D-55

Transfer Stock Option (TSO) Programs	D-55

Director Compensation	D-56

Shareholder Ratification of Director Pay Programs	D-56

Equity Plans for Non-Employee Directors	D-56

Non-Employee Director Retirement Plans	D-56

Shareholder Proposals on Compensation	D-57

Bonus Banking/Bonus Banking “Plus”	D-57

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Compensation Consultants—Disclosure of Board or Company’s Utilization	D-57

Disclosure/Setting Levels or Types of Compensation for Executives and Directors	D-57

Golden Coffins/Executive Death Benefits	D-57

Hold Equity Past Retirement or for a Significant Period of Time	D-58

Pay Disparity	D-58

Pay for Performance/Performance-Based Awards	D-58

Pay for Superior Performance	D-59

Pre-Arranged Trading Plans (10b5-1 Plans)	D-59

Prohibit Outside CEOs from Serving on Compensation Committees	D-59

Recoupment of Incentive or Stock Compensation in Specified Circumstances	D-60

Severance Agreements for Executives/Golden Parachutes	D-60

Share Buyback Impact on Incentive Program Metrics	D-60

Supplemental Executive Retirement Plans (SERPs)	D-61

Tax Gross-Up Proposals	D-61

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	D-61

6. Routine/Miscellaneous	D-62

Adjourn Meeting	D-62

Amend Quorum Requirements	D-62

Amend Minor Bylaws	D-62

Change Company Name	D-62

Change Date, Time, or Location of Annual Meeting	D-62

Other Business	D-62

7. Social and Environmental Issues	D-63

Global Approach – E&S Shareholder Proposals	D-63

Endorsement of Principles	D-63

Animal Welfare	D-63

Animal Welfare Policies	D-63

Animal Testing	D-64

Animal Slaughter	D-64

Consumer Issues	D-64

Genetically Modified Ingredients	D-64

Reports on Potentially Controversial Business/Financial Practices	D-64

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	D-65

Product Safety and Toxic/Hazardous Materials	D-65

Tobacco-Related Proposals	D-66

Climate Change	D-66

Say on Climate (SoC) Management Proposals	D-66

Say on Climate (SoC) Shareholder Proposals	D-67

Climate Change/Greenhouse Gas (GHG) Emissions	D-67

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Energy Efficiency	D-68

Renewable Energy	D-68

Diversity	D-68

Board Diversity	D-68

Equality of Opportunity	D-69

Gender Identity, Sexual Orientation, and Domestic Partner Benefits	D-69

Gender, Race/Ethnicity Pay Gap	D-69

Racial Equity and/or Civil Rights Audit Guidelines	D-69

Environment and Sustainability	D-70

Facility and Workplace Safety	D-70

General Environmental Proposals and Community Impact Assessments	D-70

Hydraulic Fracturing	D-70

Operations in Protected Areas	D-71

Recycling	D-71

Sustainability Reporting	D-71

Water Issues	D-71

General Corporate Issues	D-72

Charitable Contributions	D-72

Data Security, Privacy, and Internet Issues	D-72

ESG Compensation-Related Proposals	D-72

Human Rights, Human Capital Management, and International Operations	D-72

Human Rights Proposals	D-72

Mandatory Arbitration	D-73

Operations in High-Risk Markets	D-73

Outsourcing/Offshoring	D-73

Sexual Harassment	D-74

Weapons and Military Sales	D-74

Political Activities	D-74

Lobbying	D-74

Political Contributions	D-74

Political Expenditures and Lobbying Congruency	D-75

Political Ties	D-75

8. Mutual Fund Proxies	D-76

Election of Directors	D-76

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes	D-76

Converting Closed-end Fund to Open-end Fund	D-76

Proxy Contests	D-76

Investment Advisory Agreements	D-76

Approving New Classes or Series of Shares	D-77

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Preferred Stock Proposals	D-77

1940 Act Policies	D-77

Changing a Fundamental Restriction to a Nonfundamental Restriction	D-77

Change Fundamental Investment Objective to Nonfundamental	D-77

Name Change Proposals	D-77

Change in Fund’s Subclassification	D-78

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	D-78

Disposition of Assets/Termination/Liquidation	D-78

Changes to the Charter Document	D-78

Changing the Domicile of a Fund	D-79

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	D-79

Distribution Agreements	D-79

Master-Feeder Structure	D-79

Mergers	D-79

Shareholder Proposals for Mutual Funds	D-80

Establish Director Ownership Requirement	D-80

Reimburse Shareholder for Expenses Incurred	D-80

Terminate the Investment Advisor	D-80

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Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

◾

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

◾

Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

◾

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

◾	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the

“assigned” primary market coverage.

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1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

◾	Independent directors comprise 50 percent or less of the board;
◾	The non-independent director serves on the audit, compensation, or nominating committee;
◾	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
◾	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant	Shareholder
2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company
2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]
2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.
2.7.	Former officer[1] of an acquired company within the past five years.[4]
2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

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Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

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12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;
◾	Family emergencies; and
◾	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

◾

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

◾	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
◾	Rationale provided in the proxy statement for the level of implementation;
◾	The subject matter of the proposal;
◾	The level of support for and opposition to the resolution in past meetings;
◾	Actions taken by the board in response to the majority vote and its engagement with shareholders;
◾	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
◾	Other factors as appropriate.
◾	The board failed to act on takeover offers where the majority of shares are tendered;
◾

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

◾	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
◾	The company’s response, including:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
◾	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

◾	The company has a poison pill with a deadhand or slowhand feature[6];

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

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◾	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
◾	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

◾	The disclosed rationale for the adoption;
◾	The trigger;
◾	The company’s market capitalization (including absolute level and sudden changes);
◾	A commitment to put any renewal to a shareholder vote; and
◾	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

◾	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
◾	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
◾	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
◾	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

◾	Supermajority vote requirements to amend the bylaws or charter;
◾	A classified board structure; or
◾	Other egregious provisions.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

◾	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
◾	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
◾	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
◾	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
◾	The company’s ownership structure;
◾	The company’s existing governance provisions;
◾	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
◾	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

◾	Classified the board;
◾	Adopted supermajority vote requirements to amend the bylaws or charter;
◾	Eliminated shareholders’ ability to amend bylaws;
◾	Adopted a fee-shifting provision; or
◾	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

◾

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group

(Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

◾	A classified board structure;

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◾	A supermajority vote requirement;
◾	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
◾	The inability of shareholders to call special meetings;
◾	The inability of shareholders to act by written consent;
◾	A multi-class capital structure; and/or
◾	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

◾	The non-audit fees paid to the auditor are excessive;
◾	The company receives an adverse opinion on the company’s financial statements from its auditor; or
◾

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

◾

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

◾	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
◾	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

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Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

◾	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
◾	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
◾	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
◾	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
◾	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

◾	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
◾	Board governance measures;
◾	Corporate strategy;
◾	Risk management analyses; and
◾	Metrics and targets.
◾	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

◾	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;
◾	Failure to replace management as appropriate; or

10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

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◾

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

◾	Long-term financial performance of the company relative to its industry;
◾	Management’s track record;
◾	Background to the contested election;
◾	Nominee qualifications and any compensatory arrangements;
◾	Strategic plan of dissident slate and quality of the critique against management;
◾	Likelihood that the proposed goals and objectives can be achieved (both slates); and
◾	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

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Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

◾	The rationale provided for adoption of the term/tenure limit;
◾	The robustness of the company’s board evaluation process;
◾	Whether the limit is of sufficient length to allow for a broad range of director tenures;
◾	Whether the limit would disadvantage independent directors compared to non-independent directors; and
◾	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

◾	The scope of the shareholder proposal; and
◾	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

◾	The reasonableness/scope of the request; and
◾	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

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◾	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
◾

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
◾	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
◾

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

◾	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

◾	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

12 A proxy access right that meets the recommended guidelines.

13 Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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◾	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
◾	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
◾	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

◾	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
◾	Level of disclosure regarding the issue for which board oversight is sought;
◾	Company performance related to the issue for which board oversight is sought;
◾	Board committee structure compared to that of other companies in its industry sector; and
◾	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

◾	The scope and rationale of the proposal;
◾	The company’s current board leadership structure;
◾	The company’s governance structure and practices;
◾	Company performance; and
◾	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

◾	A majority non-independent board and/or the presence of non-independent directors on key board committees;
◾	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
◾	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
◾	Evidence that the board has failed to oversee and address material risks facing the company;
◾	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

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◾	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

◾	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
◾	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
◾	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
◾	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

◾	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
◾	Effectively disclosed information with respect to this structure to its shareholders;
◾	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and
◾

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2. Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

◾	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
◾	The motivation and rationale for establishing the agreements;
◾	The quality of the company’s disclosure; and
◾	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

◾	An auditor has a financial interest in or association with the company, and is therefore not independent;
◾	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
◾	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
◾	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

◾	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

◾	The tenure of the audit firm;
◾	The length of rotation specified in the proposal;
◾	Any significant audit-related issues at the company;
◾	The number of Audit Committee meetings held each year;
◾	The number of financial experts serving on the committee; and
◾	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

◾	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
◾	The company’s ownership structure and historical voting turnout;
◾	Whether the board could amend bylaws adopted by shareholders; and
◾	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

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Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

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General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

◾	The company’s stated rationale for adopting such a provision;
◾	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
◾	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
◾

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

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Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

◾

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
◾

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

◾	Shareholders have approved the adoption of the plan; or
◾

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

◾	No lower than a 20 percent trigger, flip-in or flip-over;
◾	A term of no more than three years;
◾	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
◾

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

◾	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
◾

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

◾	The scope and structure of the proposal;
◾

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

◾	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
◾	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
◾	Any recent controversies or concerns related to the company’s proxy voting mechanics;
◾	Any unintended consequences resulting from implementation of the proposal; and
◾	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

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In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

◾	The election of fewer than 50 percent of the directors to be elected is contested in the election;
◾	One or more of the dissident’s candidates is elected;
◾	Shareholders are not permitted to cumulate their votes for directors; and
◾	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

◾	Reasons for reincorporation;
◾	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
◾	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

◾	Shareholders’ current right to act by written consent;
◾	The consent threshold;
◾	The inclusion of exclusionary or prohibitive language;

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◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

◾	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;
◾	A majority vote standard in uncontested director elections;
◾	No non-shareholder-approved pill; and
◾	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

◾	Shareholders’ current right to call special meetings;
◾	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

◾	Ownership structure;
◾	Quorum requirements; and
◾	Vote requirements.

14 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

◾	Scope and rationale of the proposal; and
◾	Concerns identified with the company’s prior meeting practices.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4. Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

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Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

◾	The company discloses a compelling rationale for the dual-class capital structure, such as:
◾	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
◾	The new class of shares will be transitory;
◾	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
◾	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

◾	The size of the company;
◾	The shareholder base; and
◾	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

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◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
◾	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
◾

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

◾

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

◾	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

◾	More simplified capital structure;
◾	Enhanced liquidity;
◾	Fairness of conversion terms;
◾	Impact on voting power and dividends;
◾	Reasons for the reclassification;
◾	Conflicts of interest; and
◾	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

◾	The number of authorized shares will be proportionately reduced; or
◾	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

◾	Stock exchange notification to the company of a potential delisting;
◾	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
◾	The company’s rationale; or
◾	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

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Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

◾	Greenmail;
◾	The use of buybacks to inappropriately manipulate incentive compensation metrics;
◾	Threats to the company’s long-term viability; or
◾	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

◾	Adverse governance changes;
◾	Excessive increases in authorized capital stock;
◾	Unfair method of distribution;
◾	Diminution of voting rights;
◾	Adverse conversion features;
◾	Negative impact on stock option plans; and
◾	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

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Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

◾	Purchase price;
◾	Fairness opinion;
◾	Financial and strategic benefits;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives for the business;
◾	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

◾	Impact on the balance sheet/working capital;
◾	Potential elimination of diseconomies;
◾	Anticipated financial and operating benefits;
◾	Anticipated use of funds;
◾	Value received for the asset;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

◾	Dilution to existing shareholders’ positions;
◾	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

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◾	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
◾	Management’s efforts to pursue other alternatives;
◾	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
◾	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

◾	The reasons for the change;
◾	Any financial or tax benefits;
◾	Regulatory benefits;
◾	Increases in capital structure; and
◾	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

◾	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
◾	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

◾	Offer price/premium;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives/offers considered; and
◾	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

◾	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
◾	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
◾	Are all shareholders able to participate in the transaction?
◾	Will there be a liquid market for remaining shareholders following the transaction?
◾	Does the company have strong corporate governance?
◾	Will insiders reap the gains of control following the proposed transaction?
◾	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

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Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

◾	Percentage of assets/business contributed;
◾	Percentage ownership;
◾	Financial and strategic benefits;
◾	Governance structure;
◾	Conflicts of interest;
◾	Other alternatives; and
◾	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

◾	Management’s efforts to pursue other alternatives;
◾	Appraisal value of assets; and
◾	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

◾	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
◾

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

◾

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

◾

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

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◾

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

◾

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

◾	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

◾

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

◾

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

◾	Financial issues:
◾	The company’s financial condition;
◾	Degree of need for capital;
◾	Use of proceeds;
◾	Effect of the financing on the company’s cost of capital;
◾	Current and proposed cash burn rate;
◾	Going concern viability and the state of the capital and credit markets.

◾

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

◾	Control issues:
◾	Change in management;
◾	Change in control;
◾	Guaranteed board and committee seats;
◾	Standstill provisions;
◾	Voting agreements;
◾	Veto power over certain corporate actions; and
◾	Minority versus majority ownership and corresponding minority discount or majority control premium.

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◾	Conflicts of interest:
◾	Conflicts of interest should be viewed from the perspective of the company and the investor.
◾	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

◾	Market reaction:
◾	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

◾	Estimated value and financial prospects of the reorganized company;
◾	Percentage ownership of current shareholders in the reorganized company;
◾	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
◾	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
◾	Existence of a superior alternative to the plan of reorganization; and
◾	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

◾

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

◾

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

◾

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

◾	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
◾

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

◾	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
◾	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

◾	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
◾

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

◾

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

◾	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

◾	Tax and regulatory advantages;
◾	Planned use of the sale proceeds;
◾	Valuation of spinoff;
◾	Fairness opinion;
◾	Benefits to the parent company;
◾	Conflicts of interest;
◾	Managerial incentives;
◾	Corporate governance changes;
◾	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

◾	Hiring a financial advisor to explore strategic alternatives;
◾	Selling the company; or
◾	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

◾	Prolonged poor performance with no turnaround in sight;
◾	Signs of entrenched board and management (such as the adoption of takeover defenses);
◾	Strategic plan in place for improving value;
◾	Likelihood of receiving reasonable value in a sale or dissolution; and
◾	The company actively exploring its strategic options, including retaining a financial advisor.

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5. Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices;
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

◾	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
◾	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
◾	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

◾	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
◾	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
◾	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

◾	The ratio of performance- to time-based incentive awards;
◾	The overall ratio of performance-based compensation to fixed or discretionary pay;
◾	The rigor of performance goals;
◾	The complexity and risks around pay program design;
◾	The transparency and clarity of disclosure;
◾	The company’s peer group benchmarking practices;
◾	Financial/operational results, both absolute and relative to peers;
◾	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
◾	Realizable pay[20] compared to grant pay; and
◾	Any other factors deemed relevant.

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

20 ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

◾	Problematic practices related to non-performance-based compensation elements;
◾	Incentives that may motivate excessive risk-taking or present a windfall risk; and
◾	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

◾	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
◾	Extraordinary perquisites or tax gross-ups;
◾	New or materially amended agreements that provide for:
◾	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
◾	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
◾	CIC excise tax gross-up entitlements (including “modified” gross-ups);
◾	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
◾	Liberal CIC definition combined with any single-trigger CIC benefits;
◾	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
◾	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
◾	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

◾	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
◾	Duration of options backdating;
◾	Size of restatement due to options backdating;
◾	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
◾	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

◾	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
◾	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

◾	Single- or modified-single-trigger cash severance;
◾	Single-trigger acceleration of unvested equity awards;
◾	Full acceleration of equity awards granted shortly before the change in control;
◾	Acceleration of performance awards above the target level of performance without compelling rationale;
◾	Excessive cash severance (generally >3x base salary and bonus);
◾	Excise tax gross-ups triggered and payable;
◾	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
◾

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

◾	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

◾

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

◾	Plan Features:
◾	Quality of disclosure around vesting upon a change in control (CIC);
◾	Discretionary vesting authority;
◾	Liberal share recycling on various award types;
◾	Lack of minimum vesting period for grants made under the plan;
◾	Dividends payable prior to award vesting.

◾	Grant Practices:
◾	The company’s three-year burn rate relative to its industry/market cap peers;
◾	Vesting requirements in CEO’s recent equity grants (3-year look-back);
◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
◾	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
◾	Whether the company maintains a sufficient claw-back policy;
◾	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

◾	Awards may vest in connection with a liberal change-of-control definition;
◾

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
◾	The plan is excessively dilutive to shareholders’ holdings;
◾	The plan contains an evergreen (automatic share replenishment) feature; or
◾	Any other plan features are determined to have a significant negative impact on shareholder interests.

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

22 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

◾	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
◾	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
◾	Cancel underwater options in exchange for stock awards; or
◾	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

◾	Severity of the pay-for-performance misalignment;
◾	Whether problematic equity grant practices are driving the misalignment; and/or
◾	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Addresses administrative features only; or
◾

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

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Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

◾

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

◾

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

◾

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

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Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

◾	Purchase price is at least 85 percent of fair market value;
◾	Offering period is 27 months or less; and
◾	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

◾	Broad-based participation;
◾	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
◾	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
◾	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

◾	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
◾	Rationale for the re-pricing—was the stock price decline beyond management’s control?;
◾	Is this a value-for-value exchange?;
◾	Are surrendered stock options added back to the plan reserve?;
◾	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price;
◾	Option vesting—does the new option vest immediately or is there a black-out period?;
◾	Term of the option—the term should remain the same as that of the replaced option;
◾	Exercise price—should be set at fair market or a premium to market;
◾	Participants—executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

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In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

◾	Executive officers and non-employee directors are excluded from participating;
◾

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

◾	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

◾	Eligibility;
◾	Vesting;
◾	Bid-price;
◾	Term of options;
◾	Cost of the program and impact of the TSOs on company’s total option expense; and
◾	Option repricing policy.

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Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

◾	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
◾	An assessment of the following qualitative factors:
◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

◾

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

◾	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
◾	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

◾	The company’s past practices regarding equity and cash compensation;
◾	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
◾	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

◾	The percentage/ratio of net shares required to be retained;
◾	The time period required to retain the shares;
◾	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
◾	Whether the company has any other policies aimed at mitigating risk taking by executives;
◾	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
◾	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

◾	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
◾	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
◾	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

◾

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

◾

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

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Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

◾	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
◾	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
◾

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

◾	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
◾

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

◾	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
◾

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

◾	Can shareholders assess the correlation between pay and performance based on the current disclosure?
◾	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

◾	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
◾	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
◾	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
◾	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
◾	An executive may not trade in company stock outside the 10b5-1 Plan;
◾	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

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Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

◾	If the company has adopted a formal recoupment policy;
◾	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
◾	Whether the company has chronic restatement history or material financial problems;
◾	Whether the company’s policy substantially addresses the concerns raised by the proponent;
◾	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
◾	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

◾	The triggering mechanism should be beyond the control of management;
◾	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
◾

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

◾	The frequency and timing of the company’s share buybacks;
◾	The use of per-share metrics in incentive plans;
◾	The effect of recent buybacks on incentive metric results and payouts; and
◾	Whether there is any indication of metric result manipulation.

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Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

◾

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

◾	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

◾	The new quorum threshold requested;
◾	The rationale presented for the reduction;
◾	The market capitalization of the company (size, inclusion in indices);
◾	The company’s ownership structure;
◾	Previous voter turnout or attempts to achieve quorum;
◾	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
◾	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7. Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

◾	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
◾	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
◾	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
◾

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

◾

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

◾	The company has already published a set of animal welfare standards and monitors compliance;
◾	The company’s standards are comparable to industry peers; and
◾	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

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Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

◾	The company is conducting animal testing programs that are unnecessary or not required by regulation;
◾	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
◾	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

◾	The potential impact of such labeling on the company’s business;
◾	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
◾	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

◾	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

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◾	Whether the company has adequately disclosed the financial risks of the products/practices in question;
◾	Whether the company has been subject to violations of related laws or serious controversies; and
◾	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

◾	The potential for reputational, market, and regulatory risk exposure;
◾	Existing disclosure of relevant policies;
◾	Deviation from established industry norms;
◾	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
◾	Whether the proposal focuses on specific products or geographic regions;
◾	The potential burden and scope of the requested report;
◾	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

◾	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
◾

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

◾	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

◾	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
◾	Current regulations in the markets in which the company operates; and
◾	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

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Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

◾	Recent related fines, controversies, or significant litigation;
◾	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
◾	Whether the company’s advertising restrictions deviate from those of industry peers;
◾	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
◾	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

◾	Whether the company complies with all laws and regulations;
◾	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
◾	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

◾	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
◾	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
◾	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
◾	Whether the company has sought and received third-party approval that its targets are science-based;
◾	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
◾	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
◾	Whether the company’s climate data has received third-party assurance;

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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◾	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
◾	Whether there are specific industry decarbonization challenges; and
◾	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

◾	The completeness and rigor of the company’s climate-related disclosure;
◾	The company’s actual GHG emissions performance;
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

◾

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure compared to industry peers; and
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

◾

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure is comparable to that of industry peers; and
◾	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

◾	Whether the company provides disclosure of year-over-year GHG emissions performance data;
◾	Whether company disclosure lags behind industry peers;
◾	The company’s actual GHG emissions performance;
◾	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

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Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

◾

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

◾	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

◾	The scope and structure of the proposal;
◾	The company’s current level of disclosure on renewable energy use and GHG emissions; and
◾	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

◾	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
◾	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

◾	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
◾	The level of gender and racial minority representation that exists at the company’s industry peers;
◾	The company’s established process for addressing gender and racial minority board representation;
◾	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

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◾	The independence of the company’s nominating committee;
◾	Whether the company uses an outside search firm to identify potential director nominees; and
◾	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

◾	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
◾	The company already publicly discloses comprehensive workforce diversity data; and
◾	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

◾	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
◾	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
◾	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

◾	The company’s established process or framework for addressing racial inequity and discrimination internally;
◾	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
◾	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

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◾	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
◾	The company’s track record in recent years of racial justice measures and outreach externally; and
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

◾	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
◾	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
◾	Recent significant controversies, fines, or violations related to workplace health and safety; and
◾	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

◾	The company’s compliance with applicable regulations and guidelines;
◾	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
◾	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

◾	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
◾

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

◾	The nature, purpose, and scope of the company’s operations in the specific region(s);
◾	The degree to which company policies and procedures are consistent with industry norms; and
◾	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

◾	The company’s current level of disclosure of relevant policies and oversight mechanisms;
◾	The company’s current level of such disclosure relative to its industry peers;
◾	Potential relevant local, state, or national regulatory developments; and

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◾	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

◾	Operations in the specified regions are not permitted by current laws or regulations;
◾	The company does not currently have operations or plans to develop operations in these protected regions; or
◾	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

◾	The nature of the company’s business;
◾	The current level of disclosure of the company’s existing related programs;
◾	The timetable and methods of program implementation prescribed by the proposal;
◾	The company’s ability to address the issues raised in the proposal; and
◾	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

◾

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

◾	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

◾	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
◾	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
◾	The potential financial impact or risk to the company associated with water-related concerns or issues; and
◾	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

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General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

◾	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
◾	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
◾	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
◾	Applicable market-specific laws or regulations that may be imposed on the company; and
◾	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

◾	The scope and prescriptive nature of the proposal;
◾	The company’s current level of disclosure regarding its environmental and social performance and governance;
◾	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
◾	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

◾	The degree to which existing relevant policies and practices are disclosed;
◾	Whether or not existing relevant policies are consistent with internationally recognized standards;
◾	Whether company facilities and those of its suppliers are monitored and how;

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◾	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
◾	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
◾	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
◾	The scope of the request; and
◾	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

◾	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
◾	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
◾	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
◾	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

◾	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
◾	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

◾	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
◾	Current disclosure of applicable risk assessment(s) and risk management procedures;
◾	Compliance with U.S. sanctions and laws;
◾	Consideration of other international policies, standards, and laws; and
◾	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

◾	Controversies surrounding operations in the relevant market(s);

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◾	The value of the requested report to shareholders;
◾	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
◾	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

◾	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
◾	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

◾	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
◾	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
◾	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

◾	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

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◾	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
◾	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

◾

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

◾

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

◾	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.
◾	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

◾	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
◾	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8. Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

◾	Past performance as a closed-end fund;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the discount; and
◾	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

◾	Past performance relative to its peers;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the issues;
◾	Past shareholder activism, board activity, and votes on related proposals;
◾	Strategy of the incumbents versus the dissidents;
◾	Independence of directors;
◾	Experience and skills of director candidates;
◾	Governance profile of the company;
◾	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

◾	Proposed and current fee schedules;
◾	Fund category/investment objective;
◾	Performance benchmarks;
◾	Share price performance as compared with peers;
◾	Resulting fees relative to peers;
◾	Assignments (where the advisor undergoes a change of control).

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Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

◾	Stated specific financing purpose;
◾	Possible dilution for common shares;
◾	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

◾	Potential competitiveness;
◾	Regulatory developments;
◾	Current and potential returns; and
◾	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

◾	The fund’s target investments;
◾	The reasons given by the fund for the change; and
◾	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

◾	Political/economic changes in the target market;
◾	Consolidation in the target market; and
◾	Current asset composition.

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Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

◾	Potential competitiveness;
◾	Current and potential returns;
◾	Risk of concentration;
◾	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

◾

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

◾

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

◾	The company has demonstrated responsible past use of share issuances by either:
◾	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
◾	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

◾	Strategies employed to salvage the company;
◾	The fund’s past performance;
◾	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

◾	The degree of change implied by the proposal;
◾	The efficiencies that could result;
◾	The state of incorporation;
◾	Regulatory standards and implications.

Vote against any of the following changes:

◾	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
◾	Removal of shareholder approval requirement for amendments to the new declaration of trust;

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◾

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

◾	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
◾	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
◾	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

◾	Regulations of both states;
◾	Required fundamental policies of both states;
◾	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

◾	Fees charged to comparably sized funds with similar objectives;
◾	The proposed distributor’s reputation and past performance;
◾	The competitiveness of the fund in the industry;
◾	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

◾	Resulting fee structure;
◾	Performance of both funds;
◾	Continuity of management personnel;
◾	Changes in corporate governance and their impact on shareholder rights.

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Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

◾	Performance of the fund’s Net Asset Value (NAV);
◾	The fund’s history of shareholder relations;
◾	The performance of other funds under the advisor’s management.

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PART C
OTHER INFORMATION
Item 28.
Exhibits
(a)
Amended and Restated Fund Agreement, dated July 1, 2016, is incorporated herein by reference to Post-Effective
Amendment No. 39 to the Elfun Government Money Market Fund’s (the “Registrant” or the “Fund”) Registration
Statement on Form N-1A (33-31205), filed with the Securities and Exchange Commission (the “Commission”) on
March 1, 2017.*

(b)	Inapplicable
(c)	Inapplicable
(d)
Investment Advisory and Administration Agreement, dated July 1, 2016, among SSGA Funds Management, Inc.
(“SSGA FM”) and the Registrant, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun
International Equity Fund and Elfun Trusts, is incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (33-31205), filed with the Commission on March 1, 2017.*

(e)
Amended and Restated Distribution Agreement, dated May 1, 2017, between the Registrant and State Street Global
Advisors Funds Distributors, LLC (“SSGA FD”), is incorporated herein by reference to Post-Effective Amendment
No. 42 to the Registrant’s Registration Statement on Form N-1A (33—31205) filed with the Commission on April 27,
2018.*

(f)	Inapplicable
(g)(1)
Master Custodian Agreement, dated June 1, 2015, between the Registrant and State Street Bank and Trust Company
(“State Street”), is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s
Registration Statement on Form N-1A (33-31205) filed with the Commission on April 29, 2016.*

(g)(2)
Amendment to the Master Custodian Agreement, dated September 30, 2020, between the Registrant and State Street is incorporated herein by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on
Form N-1A (33-31205) filed with the Commission on April 28, 2021.*

(h)(1)
Transfer Agency and Call Center Services Agreement, dated August 12, 2013, among the Fund, GE Stock IRA and
U.S. Bancorp Fund Services, LLC, is incorporated herein by reference to Post-Effective Amendment No. 32 to the
Registrant’s Registration Statement on Form N-1A (33-31205), filed with the Commission on February 28, 2014.*

(h)(2)
Amendment to Master Sub-Administration Services Agreement, dated June 29, 2018, between SSGA FM and State
Street, is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration
Statement on Form N-1A (33-31205) filed with the Commission on April 29, 2019.*

(h)(3)
Indemnification Agreement, dated September 15, 2022, between the Registrant and the Board of Trustees is incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on
Form N-1A (33‑31205), filed with the Commission on April 26, 2023.

(h)(4)
Amended and Restated Transfer Agent Servicing Agreement, dated January 1, 2020, between the Registrant and U.S.
Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“USBGFS”), is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (33-31205),
filed with the Commission on April 24, 2020.

(h)(5)
Form of Fund of Funds Investment Agreement, dated January 19, 2022, is incorporated herein by reference to Post-
Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (33‑31205), filed with the
Commission on April 27, 2022.

(h)(6)	Second Amended and Restated Transfer Agent Servicing Agreement between the Registrant and USBGFS to be filed by subsequent amendment.
(h)(7)	Indemnification Agreement, dated March 2, 2023, is filed herewith.
(i)
Opinion of counsel, including consent, dated April 23, 1999, is incorporated herein by reference to Post-Effective
Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (33-31205), filed with the Commission on April 23, 1999.*

(j)	Consent of Ernst & Young LLP is filed herewith.
(k)	Inapplicable
(l)	Inapplicable
(m)	Inapplicable
(n)	Inapplicable
(o)	Inapplicable
(p)(1)	Joint Code of Ethics of SSGA FM is filed herewith.

(p)(2)
Code of Ethics for the Independent Board Members is incorporated herein by reference to Post-Effective Amendment
No. 49 to the Registrant’s Registration Statement on Form N-1A (33‑31205), filed with the Commission on April 27,
2022.

(q)	Powers of Attorney:
(q)(1)
Power of Attorney, dated May 10, 2023, relating to State Street Master Funds, State Street Institutional Investment
Trust, State Street Navigator Securities Lending Trust, SSGA Funds, State Street Institutional Funds, State Street
Variable Insurance Series Funds, Inc., the Registrant, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun
Diversified Fund, Elfun International Equity Fund and Elfun Trusts is filed herewith.

EX-101.INS	XBRL Instance Document - the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase
*
Previously filed
Item 29.
Persons Controlled By or Under Common Control With Registrant
See the Statement of Additional Information regarding the Trust’s control relationships.
Item 30.
Indemnification
The Registrant shall indemnify any officer, director, shareholder or employee made party to any proceeding (other than an action by or in the right of the corporation) against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred provided that (1) such person, and the person whose legal representative he is, was successful on the merits in the defense of the proceeding, or (2) it shall be concluded as provided by applicable Connecticut statutes that such person, and the person whose legal representative he is, acted in good faith and in a manner he reasonably believed to be in the best interests of the Registrant, or, in the case of a person serving as a fiduciary of an employee benefit plan or trust, either in the best interests of the corporation or in the best interests of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust and, with respect to any criminal action or proceeding, that he had no reasonable cause to believe his conduct was unlawful, or (3) the court, on application as provided by applicable Connecticut statutes, shall have determined that in view of all the circumstances such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine; except that, in connection with an alleged claim based upon his purchase or sale of securities of the Registrant or of another enterprise, which he serves or served at the request of the Registrant, the Registrant shall only indemnify such person after the court shall have determined that in view of all the circumstances such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. The Registrant shall also, in accordance with applicable Connecticut statutes, indemnify any person made a party to any proceeding, by or in the right of the Registrant, to procure a judgment in its favor by reason of the fact that he, or the person whose legal representative he is, is or was a shareholder, director, officer, employee or agent of the Registrant. Any payments to be made by the Registrant for indemnification shall be made only in accordance with the procedures outlined by applicable Connecticut statutory authority.
Under a separate Indemnification Agreement by and among the Registrant and each director, the Registrant has undertaken to indemnify and advance expenses to each director in a manner consistent with the laws of the State of Connecticut. The Agreement precludes indemnification or advancement of expenses with respect to “disabling conduct” (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth a process for determining whether indemnification or advancement of expenses shall be made.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.
Business and Other Connections of Investment Adviser
Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of each investment adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:
SSGA FM serves as the investment adviser for each series of the Trust. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. The principal address of SSGA FM is One Iron Street, Boston, Massachusetts 02210. SSGA FM is an investment adviser registered under the Investment Advisers Act of 1940.
Below is a list of the directors and principal executive officers of SSGA FM and their principal occupation(s). Unless otherwise noted, the address of each person listed is One Iron Street, Boston, Massachusetts 02210.
Name	Principal Occupation
Barry Smith	Chairperson, Director and President; Executive Vice President of SSGA
Sean Driscoll	Director of SSGA FM; Managing Director of SSGA
Shweta Narasimhadevara	Director of SSGA FM; Senior Managing Director of SSGA
Apea Amoa	Director of SSGA FM; Chief Financial Officer of SSGA
Greg Hartch	Director of SSGA FM; Senior Managing Director of SSGA
Brian Harris	Chief Compliance Officer of SSGA FM; Managing Director of SSGA
Steven Hamm	Treasurer of SSGA FM; Vice President of SSGA
Sean O’Malley, Esq.	Chief Legal Officer of SSGA FM; General Counsel of SSGA
Ann M. Carpenter	Chief Operating Officer of SSGA FM; Managing Director of SSGA
Tim Corbett	Chief Risk Officer of SSGA FM; Senior Vice President/Senior Managing Director of SSGA
Jamie Bernardi	Derivates Risk Manager of SSGA FM; Managing Director of SSGA
Christyann Weltens	Derivates Risk Manager; Vice President of SSGA
David Ireland	CTA Chief Marketing Officer; Senior Vice President/Senior Managing Director of SSGA
David Urman, Esq.	Clerk of SSGA FM; Vice President and Senior Counsel of SSGA
Dan Furman, Esq.	Assistant Clerk of SSGA FM; Managing Director and Managing Counsel of SSGA
Item 32.
Principal Underwriters
(a)
SSGA FD, One Iron Street, Boston, Massachusetts 02210, serves as the Trust’s principal underwriter and also serves as the principal underwriter for the following investment companies: State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc., SSGA Funds, SPDR Series Trust, SPDR Index Shares Funds, SSGA Active Trust, State Street Institutional Investment Trust, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Diversified Fund and Elfun Trusts.
(b)
To the best of the Trust’s knowledge, the managers and executive officers of SSGA FD are as follows:
Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Trust
Barry F. X. Smith	President, Chairman and Manager	None
Jaclyn Collier	Chief Compliance Officer and Anti-Money Laundering Officer	None
Editha V. Tenorio	Chief Financial Officer	None
Sean O’Malley	Chief Legal Officer	Chief Legal Officer
Timothy P. Corbett	Manager	None
Sean Driscoll	Manager	None
David Maxham	Manager	None
Christine Stokes	Manager	None
Susan Thompson	Manager	None
John Tucker	Manager	None
*
The principal business address for each of the above managers and executive officers is One Iron Street, Boston, Massachusetts 02210.

(c)
Not applicable.
Item 33.
Location of Accounts and Records
The Registrant’s Sub-Administrator, State Street, One Lincoln Street, Boston, Massachusetts 02111, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940, as amended. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of the Registrant’s (i) investment adviser, SSGA FM, One Iron Street, Boston, Massachusetts 02210; (ii) transfer agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202-5207; or (iii) Custodian, State Street, One Congress Street, Boston, MA 02114.
Item 34.
Management Services
Not applicable.
Item 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Elfun Government Money Market Fund (the “Fund”), certifies that it meets all requirements for the effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Fund’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on this 25th day of April, 2024.
ELFUN GOVERNMENT MONEY MARKET FUND

By:	/s/ Ann M. Carpenter
Ann M. Carpenter
President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement for the Fund has been signed below by the following persons in the capacities as indicated on the 25th day of April, 2024:
Signature	Title	Date
/s/ John R. Costantino*	Trustee	April 25, 2024
John R. Costantino
/s/ Patrick J. Riley*	Trustee	April 25, 2024
Patrick J. Riley
/s/ Donna M. Rapaccioli*	Trustee	April 25, 2024
Donna M. Rapaccioli
/s/ Michael A. Jessee*	Trustee	April 25, 2024
Michael A. Jessee
/s/ Margaret K. McLaughlin*	Trustee	April 25, 2024
Margaret K. McLaughlin
/s/ George M. Pereira*	Trustee	April 25, 2024
George M. Pereira
/s/ Mark E. Swanson*	Trustee	April 25, 2024
Mark E. Swanson
/s/ Bruce S. Rosenberg	Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 25, 2024
Bruce S. Rosenberg
/s/ Ann M. Carpenter	President (Principal Executive Officer)	April 25, 2024
Ann M. Carpenter

*By:	/s/ Edmund Gerard Maiorana, Jr.
Edmund Gerard Maiorana, Jr. Attorney-in-Fact Pursuant to Power of Attorney

EXHIBIT INDEX
Exhibit No.	Exhibit
(h)(7)	Indemnification Agreement between the Trust and the Board of Trustees
(j)	Consent of Ernst & Young LLP
(p)(1)	Joint Code of Ethics of SSGA Funds Management, Inc.
(q)(1)	Power of Attorney dated May 10, 2023